                                                                    Exhibit 10.6




                                                                 EXECUTION DRAFT
                                                              CLOSING ITEM NO. 2





                                TRUST INDENTURE



                                    Between



                          COUNTY OF CARROLL, KENTUCKY



                                      and



             DAI-ICHI KANGYO TRUST COMPANY OF NEW YORK, as Trustee





                         Dated as of September 1, 1990











The interest of the County of Carroll, Kentucky in a Lease Agreement dated as of September 1, 1990 between the County and Kentucky Ladder Company, of record in Lease Book 4, page 546 in the office of the Carroll County Clerk, has been assigned to Dai-Ichi Kangyo Trust Company of New York, as Trustee, herein.

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page No.
                                                                            --------

ARTICLE I      Definitions .....................................................18

Section 1.01.  Definitions .....................................................18

ARTICLE II     The Bonds .......................................................26

Section 2.01.  Amount, Form and Issuance of Bonds ..............................26
Section 2.02.  Designation, Denominations, Maturity, Dates,
               Interest Accrual and Tender .....................................27
Section 2.03.  Execution .......................................................28
Section 2.04.  Authentication ..................................................28
Section 2.05.  Registration, Transfer and Exchange .............................28
Section 2.06.  Persons Deemed Owners ...........................................29
Section 2.07.  Payment of Principal and Interest;
               Record Dates ....................................................30
Section 2.08.  Mutilated, Destroyed, Lost or Stolen Bonds ......................31
Section 2.09.  Temporary Bonds .................................................32
Section 2.10.  Cancellation and Destruction of Surrendered
               Bonds ...........................................................32
Section 2.11.  Disposition of Proceeds of Bonds ................................32
Section 2.12.  Deposit of Funds for Payment of Bonds ...........................32

ARTICLE III    Interest Rates on Bonds .........................................33
Section 3.01.  Initial Interest Rate and Subsequent
               Conversion ......................................................33
Section 3.02.  Variable Weekly Rate ............................................33
Section 3.03.  Fixed Rate Conversion at Option of Company ......................34

ARTICLE IV     Tender and Purchase of Bonds ....................................36

Section 4.01.  Optional Tender of Variable Weekly Rate Bonds ...................36
Section 4.02.  Mandatory Tender Upon Fixed Rate Conversion .....................41
Section 4.03.  Mandatory Tender Upon Letter of Credit
               Expiration ......................................................46
Section 4.04.  Bonds Purchased With Proceeds of Letter of
               Credit ..........................................................50
Section 4.05.  No Purchases After Certain Defaults .............................51
Section 4.06.  Inadequate Funds for Tenders ....................................51

ARTICLE V      Construction Fund ...............................................51

Section 5.01.  Establishment of Construction Fund ..............................51
Section 5.02.  Payments From Construction Fund .................................52
Section 5.03.  Excess Bond Proceeds ............................................53

ARTICLE VI     Revenues and Application Thereof ................................54

Section 6.01.  Revenues To Be Paid Over to Trustee .............................54
Section 6.02.  Bond Fund .......................................................54

Section 6.03.   Revenues To Be Held for All Bondholders;
                Certain Exceptions .............................................57
Section 6.04.   Damage to or Condemnation of the Project
                Facilities .....................................................57
Section 6.05.   Rebate Fund ....................................................57

ARTICLE VII     Letter of Credit ...............................................58

Section 7.01.   Letter of Credit ...............................................58
Section 7.02.   Drawings on Letter of Credit ...................................58
Section 7.03.   Reduction ......................................................59
Section 7.04.   Expiration .....................................................59
Section 7.05.   Substitution by Bank ...........................................59
Section 7.06.   Extension ......................................................59
Section 7.07.   Replacement ....................................................60
Section 7.08.   Notices of Substitution, Extension or
                Replacement ....................................................61
Section 7.09.   Fixed Rate Letter of Credit; ...................................62
Section 7.10.   Other Credit Enhancement; No Credit
                Enhancement ....................................................62
Section 7.11.   Substitution for Initial Fixed Rate
                Letter of Credit ...............................................63

ARTICLE VIII    Investment Or Deposit Of Funds .................................63

Section 8.01.   Deposits and Security Therefor .................................63
Section 8.02.   Investment or Deposit of Funds .................................63

ARTICLE IX      Redemption of Bonds ............................................65

Section 9.01.   Bonds Subject to Redemption; Selection of
                Bonds to be Called for Redemption ..............................65
Section 9.02.   Notice of Redemption ...........................................65
Section 9.03.   Payment of Redemption Price ....................................67
Section 9.04.   Bonds Redeemed in Part .........................................67
Section 9.05.   Special Mandatory Redemption ...................................68
Section 9.06.   Extraordinary Mandatory Redemption .............................68
Section 9.07.   [Intentionally Omitted.] .......................................69
Section 9.08.   Optional Redemption After Fixed Rate
                Conversion Date ................................................69

ARTICLE X       Covenants of the Issuer ........................................69

Section 10.01.  Payment of Principal of and Interest on Bonds ..................69
Section 10.02.  Existence; Compliance with Laws ................................69
Section 10.03.  Enforcement of Financing Agreement;
                Prohibition Against Amendments;
                Notice of Default ..............................................69
Section 10.04.  Further Assurances .............................................70
Section 10.05.  Bonds Not to Become Arbitrage Bonds ............................70
Section 10.06.  Arbitrage Rebate Certificate ...................................70
Section 10.07.  Financing Statements ...........................................71

ARTICLE XI      Events of Default and Remedies .................................71

Section 11.01.  Events of Default ..............................................71
Section 11.02.  Acceleration and Annulment Thereof .............................72
Section 11.03.  Other Remedies .................................................73
Section 11.04.  Legal Proceedings by Trustee ...................................74
Section 11.05.  Discontinuance of Proceedings by Trustee .......................74
Section 11.06.  Bondholders May Direct Proceedings .............................74
Section 11.07.  Limitations on Actions by Bondholders ..........................75
Section 11.08.  Trustee May Enforce Rights Without
                Possession of Bonds ............................................75
Section 11.09.  Remedies Not Exclusive .........................................75
Section 11.10.  Delays and Omissions Not to Impair Rights ......................75
Section 11.11.  Application of Moneys in Event of Default ......................76
Section 11.12.  Trustee's Right to Appoint Receiver;
                Compliance With Act ............................................76
Section 11.13.  Trustee and Bondholders Entitled to All
                Remedies Under Act .............................................76
Section 11.14.  Trustee's Obligation Upon Payment of All
                Amounts Due Bondholders ........................................77

ARTICLE XII     The Trustee ....................................................77

Section 12.01.  Acceptance of Trust ............................................77
Section 12.02.  No Responsibility for Recitals, etc ............................77
Section 12.03.  Trustee May Act Through Agents; Answerable
                Only for Willful Misconduct or Gross
                Negligence .....................................................78
Section 12.04.  Compensation and Indemnity .....................................78
Section 12.05.  Notice of Default; Right to Investigate ........................78
Section 12.06.  Obligation to Act on Defaults ..................................79
Section 12.07.  Reliance .......................................................79
Section 12.08.  Trustee May Deal in Bonds ......................................80
Section 12.09.  Allowance of Interest ..........................................80
Section 12.10.  Construction of Ambiguous Provisions ...........................80
Section 12.11.  Resignation of Trustee .........................................80
Section 12.12.  Removal of Trustee .............................................80
Section 12.13.  Appointment of Successor Trustee ...............................80
Section 12.14.  Qualification of Successor Trustee .............................81
Section 12.15.  instruments of Succession ......................................81
Section 12.16.  Merger of Trustee ..............................................81
Section 12.17.  Funds Held in Trust ............................................81
Section 12.18.  Intervention by Trustee ........................................81
Section 12.19.  Appointment of Co-Trustee ......................................82

ARTICLE XIII    The Tender Agent ...............................................83

Section 13.01.  Appointment, Capacities and Duties .............................83
Section 13.02.  Tender Agent May Act Through Agents;
                Answerable Only for Willful Misconduct or
                Gross Negligence ...............................................84
Section 13.03.  Compensation and Indemnity .....................................84
Section 13.04.  Reliance .......................................................84
Section 13.05.  Tender Agent May Deal in Bonds .................................84
Section 13.06.  Removal or Resignation of Tender Agent .........................84

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
Section 13.07.  Successor Tender Agents ........................................85
Section 13.08.  Notice to Trustee ..............................................86

ARTICLE XIV     The Remarketing Agent ..........................................86

Section 14.01.  Appointment ....................................................86
Section 14.02.  Duties .........................................................86
Section 14.03.  Qualification ..................................................86
Section 14.04.  Resignation; Removal ...........................................86
Section 14.05.  Notices ........................................................87

ARTICLE XV      Acts of Bondholders; Evidence of
                Ownership of Bonds .............................................87
Section 15.01.  Acts of Bondholders; Evidence of
                Ownership of Bonds .............................................87

ARTICLE XVI     Amendments and Supplements .....................................88
Section 16.01.  Amendments and Supplements Without
                Bondholders' Consent ...........................................88
Section 16.02.  Amendments and Supplements With
                Bondholders' Consent ...........................................88
Section 16.03.  Amendment of Financing Agreement ...............................89
Section 16.04.  Amendment of Letter of Credit ..................................89
Section 16.05.  Trustee Authorized to Join in Amendments and
                Supplements; Reliance on Counsel ...............................90
Section 16.06.  Bank Consent ...................................................90
Section 16.07.  Notice to Rating Agencies ......................................90

ARTICLE XVII    Defeasance .....................................................90

Section 17.01.  Defeasance .....................................................90
Section 17.02.  Provision for Payment ..........................................91

ARTICLE XVIII   Miscellaneous Provisions .......................................92

Section 18.01.  No Personal Recourse ...........................................92
Section 18.02.  No Rights Conferred on Others ..................................93
Section 18.03.  Illegal, etc. Provisions Disregarded ...........................93
Section 18.04.  Notices ........................................................93
Section 18.05.  Successors and Assigns .........................................94
Section 18.06.  Headings for Convenience Only ..................................94
Section 18.07.  Counterparts ...................................................94
Section 18.08.  Applicable Law .................................................95
Section 18.09.  Bank's Rights ..................................................95

         TRUST INDENTURE dated as of September 1, 1990 between COUNTY OF CARROLL, KENTUCKY (the "Issuer"), a county and political subdivision of the State of Kentucky, and DAI-ICHI KANGYO TRUST COMPANY OF NEW YORK, as Trustee (in such capacity, the "Trustee"), a trust company organized and existing under the laws of the State of New York and having its principal corporate trust office in the City of New York, New York.

                                   RECITALS:
                                   ---------

         A. The Issuer is authorized and empowered under Chapter 103 of the Kentucky Revised Statutes, as amended (the "Act"), and its ordinance adopted September 11, 1990 to issue its Variable Rate Demand Industrial Building Revenue Bonds (Kentucky Ladder Company Project) in the aggregate principal amount of $5,000,000 (the "Bonds") and to use the proceeds thereof to finance a project (the "Project") involving the acquisition and construction of a manufacturing facility consisting of a 193,000 square foot building on a parcel of land located in Carroll County, Kentucky (the "Project Facilities"), to be leased to Kentucky Ladder Company, a Pennsylvania corporation qualified to do business in Kentucky (the "Company"). The Company will operate the Project Facilities for the manufacture, processing and assembly of climbing ladder products and related products, together with storage, warehousing and distribution facilities with respect thereto. The Issuer has found that the financing of the Project Facilities will promote the public purposes of the Act by alleviating unemployment and by creating and developing business opportunities for the residents of Carroll County.

         B. In order to finance the Project Facilities, the Issuer has duly authorized the issuance and sale of the Bonds to be issued under the terms of this Trust Indenture (this "Indenture").

         C. The Issuer has entered into a Lease Agreement dated as of the date hereof with the Company (as the same may hereafter be amended or supplemented, the "Financing Agreement") providing for the use of the proceeds of the Bonds to finance the acquisition and construction of the Project Facilities and providing for rental payments by the Company in amounts sufficient to pay, when due, the principal of, premium, if any, on and interest on the Bonds.

         D. The Bonds will be secured by, among other things, (i) a pledge and assignment by the Issuer to the Trustee under this Indenture of all of the Issuer's right, title and interest in and to the Financing Agreement and all amounts payable thereunder (except for payments with respect to certain fees and expenses, indemnification payments to the Issuer and excess investment earnings), and (ii) all moneys and obligations held by the Trustee from time to time in the Construction Fund and the Bond Fund created under this Indenture.

         E. The Company has caused to be delivered to Dai-Ichi Kangyo Trust Company of New York, as Tender Agent (in such capacity, the "Tender Agent") an irrevocable letter of credit (the "Letter of Credit") issued by The Dai-Ichi Kangyo Bank, Limited, New York Branch (the "Bank"). The Tender Agent is authorized under the Letter of Credit, subject to the terms and conditions thereof, to draw up to (1) an amount equal to the principal of the outstanding Bonds (i) to pay the principal of the Bonds when due at maturity or upon redemption or acceleration or (ii) to pay the portion of the purchase price corresponding to the principal of Bonds tendered for purchase pursuant to this Indenture to the extent remarketing proceeds are not available for such purpose, plus (2) an amount equal to 53 days' accrued interest on the outstanding Bonds at a maximum rate of 15% per annum (i) to pay interest on the Bonds when due or
(ii) to pay the portion of the purchase price of Bonds tendered for purchase pursuant to this Indenture corresponding to the accrued interest, if any, on such Bonds to the extent remarketing proceeds are not available for such purpose. The Letter of Credit expires on September 19, 1993, unless terminated earlier pursuant to its terms or extended. Unless the Letter of Credit is extended or replaced in accordance with the terms of this Indenture, the Bonds will become subject to mandatory tender. The Letter of Credit is being issued pursuant to a Reimbursement Agreement dated as of September 1, 1990 (as the same may hereafter be amended or supplemented, the "Reimbursement Agreement") between the Company and the Bank, under which the Company will be obligated, among,other things, to reimburse the Bank, with interest, for any draws under the Letter of Credit.

         F. The Bonds are to be substantially in the following form:

                           [Form of Bond - Face Side]
No. R-  ______                                                        $_________


                            United States of America

                            Commonwealth of Kentucky

                          COUNTY OF CARROLL, KENTUCKY

                              Variable Rate Demand
                        Industrial Building Revenue Bond
                       (Kentucky Ladder Company Project)

DATED               MATURITY DATE            ISSUE DATE              CUSIP
-----               -------------            ----------              -----
                  September 1, 2015      September 19, 1990        144836AA1


REGISTERED OWNER:

PRINCIPAL AMOUNT:

         The County of Carroll, Kentucky (the "Issuer"), a county and political subdivision of the Commonwealth of Kentucky, for value received, hereby promises to pay (but only out of the sources hereinafter mentioned) to the registered owner specified above, or registered assigns, on the maturity date specified above, unless this Bond shall have been called for redemption in whole or in part and payment of the redemption price shall have been duly made or provided for, upon surrender hereof, the principal amount specified above and to pay (but only out of the sources hereinafter mentioned) interest thereon on each Interest Payment Date (as hereinafter defined) from the dated date hereof specified above, until payment of said principal amount has been made or provided for, at the rates determined as provided in this Bond, commencing on the first Interest Payment Date after the dated date hereof specified above.

         So long as this Bond bears interest at a Variable Weekly Rate (as hereinafter defined), this Bond shall be purchased on demand of the registered owner hereof as hereinafter described.

         The principal or redemption price of this Bond shall be paid upon presentation and surrender hereof at the principal corporate trust office of Dai-Ichi Kangyo Trust Company of New York, as Tender Agent (in such capacity, the "Tender Agent") or at the duly designated office of any duly appointed alternate or successor tender agent. The interest on this Bond shall be payable by check mailed to the registered owner of this Bond at such owner's address as it appears on the Bond Register of the Issuer maintained by the Tender Agent, or, at the request of any registered owner of at least $1,000,000 aggregate principal amount of Bonds, by wire transfer within the continental United States to the bank account number of such owner appearing on the Bond Register. The principal or redemption price of and interest on this Bond shall be paid in any coin or currency of the United States of America which, at the time of payment, is legal tender for the payment of public and private debts.

         The interest payable as provided in this Bond on any Interest Payment Date, and duly provided for, will be paid to the person in whose name ownership of this Bond is registered at the close of business on the Regular Record Date for such interest, which shall be the day two Business Days prior to the Interest Payment Date; provided that if this Bond bears interest at a Fixed Rate (as hereinafter defined), then the Regular Record Date shall be the 15th day of the month immediately preceding the month in which the Interest Payment Date occurs. Any such interest not so paid or duly provided for on such Interest Payment Date, or within three Business Days thereafter, shall forthwith cease to be payable to the person in whose name this Bond is registered on such Regular Record Date, and shall be paid to the person in whose name this Bond is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee referred to below, notice of which shall be given to such person not less than ten days prior to such Special Record Date, or may be paid, at any time in any other lawful manner, all as more fully provided in the Indenture (as defined on the reverse hereof). This Bond shall bear interest on overdue principal at the rate borne by this Bond during such time.

         THIS BOND IS ISSUED UNDER THE PROVISIONS OF KENTUCKY REVISED STATUTES
103.200 THROUGH 103.286, INCLUSIVE, AND DOES NOT CONSTITUTE AN INDEBTEDNESS OF THE ISSUER, THE COMMONWEALTH OF KENTUCKY, OR ANY POLITICAL SUBDIVISION THEREOF, WITHIN THE MEANING OF THE CONSTITUTION OF THE COMMONWEALTH OF KENTUCKY.

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE SIDE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF FULLY SET FORTH IN THE TEXT OF THIS BOND WRITTEN ABOVE.

         This Bond is not valid unless the Certificate of Authentication endorsed hereon is duly executed by the Tender Agent.

         IN WITNESS WHEREOF, the Issuer has caused this Bond to be executed in its name by the manual or facsimile signature of its County Judge/Executive and its official seal or a facsimile thereof to be affixed, imprinted, lithographed or reproduced hereon and attested by the manual or facsimile signature of its Carroll County Clerk.

ATTEST:                                 COUNTY OF CARROLL, KENTUCKY


___________________________             By:________________________
Carroll County Clerk                    County Judge/Executive


                    [Form of Certificate of Authentication)


        This Bond is one of the Bonds described in the within mentioned Indenture. Printed hereon is the complete text of the opinion of Cohen & Grigsby, A Professional Corporation, of Pittsburgh, Pennsylvania, Bond Counsel, a signed original of which is on file with the Trustee.

                                        DAI-ICHI KANGYO TRUST COMPANY
                                        OF NEW YORK
                                        as Tender Agent

                                        By:________________________
                                           Authorized Signature


                         [Form of Reverse Side of Bond)

         This Bond is one of a duly authorized series (the "Bonds") limited in aggregate principal amount to $5,000,000 issued under and secured by a Trust Indenture dated as of September 1, 1990 (the "Indenture") between the Issuer and Dai-Ichi Kangyo Trust Company of New York, as Trustee (in such capacity, the "Trustee") to accomplish the public purposes of Chapter 103 of the Kentucky Revised Statutes, as amended (the "Act") by undertaking the financing of a project for Kentucky Ladder Company (the "Company") involving the acquisition and construction of a manufacturing facility consisting of a 193,000 square foot building to be located on a parcel of land in Carroll County, Kentucky (the "Project Facilities") for use as a manufacturing facility inn the manufacture, processing and assembly of climbing ladder products and related products, together with storage, warehousing and distribution facilities with respect thereto. The Issuer has entered into a Lease Agreement dated as of September 1, 1990 with the Company (the "Financing Agreenment") providing for the use of the proceeds of the Bonds to finance the acquisition and construction of the Project Facilities and providing for lease payments by the Company in amounts sufficient to pay, when due, the principal of, premium, if any, on andn interest on the Bonds. As security for the Bonds, the Issuer has assigned to the Trustee under and pursuant to the Indenture all of the Issuer's right, title and interest in and to the Financing Agreement and all amounts payable thereunder (except for payments with respect to certain fees and expenses, indemnification payments to the Issuer and excess investment earnings).

         The Bonds are issued under the provisions of Kentucky Revised Statutes
103.200 through 103.286, inclusive, and do not constitute an indebtedness of the Issuer, the Commonwealth of Kentucky or any political subdivision thereof within the meaning of the Constitution of the Commonwealth of Kentucky, and are limited obligations of the Issuer payable solely from lease payments to be made by the Company to the Trustee pursuant to the Financing Agreement and from any other moneys pledged to or held by or on behalf of the Trustee or the Tender Agent under the Indenture for such purpose, including, but not limited to, proceeds of drawings on the Letter of Credit described below, and there shall be no other recourse against the Issuer or any other property now or hereafter owned by it. Except as otherwise specified in the Indenture, this Bond is entitled to the benefits of the Indenture equally and ratably both as to principal (and redemption price) and interest with all other Bonds issued under the Indenture. No additional Bonds may be issued under the Indenture. Reference is made to the Indenture and the Financing Agreement for a description of the rights of the owners of the Bonds; the rights and obligations of the Issuer and the Company; the rights, duties and obligations of the Trustee and the Tender Agent; and the provisions relating to amendments and modifications thereof. The acceptance of the terms and conditions of such documents and the Letter of Credit described below (including amplifications and qualifications of the provisions thereof), copies of which or copies of forms of which are on file at the principal corporate trust office of the Trustee, is an explicit and material part of the consideration of the Issuer's issuance hereof, and each owner hereof by acceptance of this Bond accepts and assents to all such terms and conditions as if fully set forth herein. The owner of this Bond shall have no right to enforce the provisions of the Indenture, the Financing Agreement or the Letter of Credit or the rights and remedies thereunder, except as provided in the Indenture. Capitalized terms used in this Bond which are not defined herein but which are defined in the Indenture shall have the respective meanings set forth in the Indenture.

         The Company has caused an irrevocable Letter of Credit to be issued by The Dai-Ichi Kangyo Bank, Limited, New York Branch, a Japanese banking corporation, to be delivered to the Tender Agent. Such irrevocable Letter of Credit or any replacement letter of credit or similar credit facility delivered to the Tender Agent in accordance with the terms of the Indenture is herein called the "Letter of Credit." As used herein, the term "Bank" shall mean The Dai-Ichi Kangyo Bank, Limited, New York Branch, as issuer of the Letter of Credit or the bank or financial institution or insurance company issuing any replacement Letter of Credit or similar credit facility. The Tender Agent shall be authorized under the Letter of Credit, subject to the terms and conditions thereof, to draw up to (a) an amount equal to the principal of the outstanding Bonds (i) to pay the principal of the Bonds when due at maturity or upon redemption or acceleration or (ii) to pay the portion of the purchase price of Bonds corresponding to the principal of Bonds tendered for purchase pursuant to the Indenture to the extent remarketing proceeds are not available for such purpose, plus (b) an amount equal to 53 days' accrued interest on the outstanding Bonds (computed at the maximum rate of 15% per annum) (i) to pay interest on the Bonds when due or (ii) to pay the portion of the purchase price of Bonds tendered for purchase pursuant to the Indenture corresponding to the accrued interest, if any, on such Bonds to the extent remarketing proceeds are not available for such purpose. The Letter of Credit expires on September 19, 1993, unless terminated earlier pursuant to its terms or extended. Subject to the provisions of the Indenture, the Company may, but is not required to, cause the Letter of Credit to be extended or replaced with another Letter of Credit or similar credit facility having substantially similar terms. The Bank is under no obligation to extend the Letter of Credit. Unless the Letter of Credit is extended or replaced in accordance with the terms of the Indenture, this Bond will become subject to mandatory tender, as described below. After a mandatory purchase of Bonds in anticipation of expiration of a Letter of Credit, the Company shall have the right to provide other credit enhancement as security for the Bonds or no credit enhancement thereon. The Letter of Credit is being issued pursuant to a Reimbursement Agreement dated as of September 1, 1990 (the "Reimbursement Agreement") between the Company and the Bank, under which the Company will be obligated, among other things, to reimburse the Bank, with interest, for any draws under the Letter of Credit.

INTEREST ON BONDS
-----------------

         GENERAL. The Bonds shall initially bear interest at an initial fixed rate based on a 365-day year (as set forth in the Indenture) from the issue date hereof until October 2, 1990, and thereafter at a Variable Weekly Rate, subject to conversion to a Fixed Rate, as described herein. All computations of interest at Variable Weekly Rates shall be based on a year of 365 or 366 days, as appropriate; and all computations of interest at a Fixed Rate shall be based on a 360-day year of twelve 30-day months. As used in this Bond, the term "Interest Payment Date" means (i) on or prior to the Fixed Rate Conversion Date, the first Business Day of each calendar month and (ii) after the Fixed Rate Conversion Date, each Marchn 1 and September 1. As used in this Bond, the term "Fixed Rate Conversion Date" means the effective date of a conversion of the interest rate on the Bonds from a Variable Weekly Rate to a Fixed Rate.

         VARIABLE WEEKLY RATE. A Weekly Rate shall be determined for each Weekly Rate Period as described below. Weekly Rate Periods shall commence on Wednesday of each week and end at the close of business on Tuesday of the following week; except that in the case of conversion to a Fixed Rate, the last Weekly Rate Period prior to such conversion shall end on the last day immediately preceding the Fixed Rate Conversion Date. The Weekly Rate for each Weekly Rate Period shall be effective from and including the commencement date of such period and shall remain in effect through and including the last day thereof. Each such Weekly Rate shall be determined by the Remarketing Agent (described below) on the Tuesday or, if such Tuesday is not a Business Day, on the Business Day next preceding the commencement date of the Weekly Rate Period to which it relates and provided by the Remarketing Agent to the Tender Agent by the close of business on that same day. The Weekly Rate so to be determined shall be the lowest rate of interest which, in the judgment of the Remarketing Agent, would cause the Bonds to have a market value equal to the principal amount thereof, plus accrued interest, taking into account Prevailing Market Conditions as of the date of determination; provided that: (i) if the Remarketing Agent fails for any reason to determine or notify the Tender Agent of the Weekly Rate for any Weekly Rate Period, the Weekly Rate shall be the same as the Weekly Rate in effect for the immediately preceding Weekly Rate Period, except that if such failure continues for more than one consecutive Weekly Rate Period, the Weekly Rate shall be equal to 80% of the average of the annual bond equivalent yield evaluations at par of 13-week United States Treasury obligations at the most recent Treasury auction and (ii) in no event shall the Weekly Rate for any Weekly Rate Period exceed 15% per annum. No notice of Weekly Rates will be given to the registered owners of the Bonds; however, such owners may obtain Weekly Rates from the Tender Agent or the Remarketing Agent. All determinations of Weekly

Rates pursuant to the Indenture shall be conclusive and binding upon the Issuer, the Company, the Bank, the Trustee, the Tender Agent and the registered owners of the Bonds to which such rates are applicable. The Issuer, the Company, the Bank, the Trustee, the Tender Agent and the Remarketing Agent shall not be liable to any registered owner for failure to give any notice required with respect to Weekly Rates or for the failure of any registered owner to receive any such notice.

         FIXED RATE. The Indenture provides that the Company, with the provision of a Favorable Opinion of nationally recognized bond 'counsel and upon compliance with certain other conditions, has the right to convert the interest rate on this Bond to a Fixed Rate to maturity. In the event of such conversion, this Bond shall be subject to mandatory tender for purchase on the Fixed Rate Conversion Date, unless the registered owner elects to retain this Bond. After the Fixed Rate Conversion Date (i) the rate borne on the Bonds shall be a Fixed Rate, (ii) the registered owner of this Bond shall have no right to tender this Bond for purchase, and (iii) the original Letter of Credit shall be terminated. In the event the Bonds are converted to a Fixed Rate, the Company may provide for a Fixed Rate Letter of Credit or other credit enhancement.


OPTIONAL TENDER
---------------

         While this Bond bears interest at a Variable Weekly Rate, the registered owner of this Bond has the right to tender this Bond (or a portion hereof equal to a whole multiple of $100,000 in principal amount) for purchase, at a price equal to the principal amount hereof (or of such portion) plus accrued interest, on any Business Day upon written notice to the Tender Agent and the Remarketing Agent on any Business Day at least seven (7) days prior to the Business Day on which such purchase is to be made.

         Each notice of tender shall (1) be delivered to then Tender Agent at its principal corporate trust office and to the Remarketing Agent at its principal office and be substantially in the form prescribed by the Indenture or in other form satisfactory to the Tender Agent; (2) state (A) the principal amount of this Bond to which the notice relates, (B) the serial number of this Bond, (C) that the registered owner irrevocably demands purchase of this Bond (or a specified portion hereof in an amount equal to a whole multiple of $100,000), (D) the date on which this Bond (or such specified portion) is to be purchased, and (E) payment instructions with respect to the purchase price; and
(3) automatically constitute (A) an irrevocable offer to sell this Bond (or such specified portion) on the purchase date at a price equal to the principal amount of this Bond (or such specified portion) plus any interest thereon accrued and unpaid as of the purchase date, (B) an irrevocable authorization and instruction to the Tender Agent to effect transfer of this Bond (or such specified portion) upon payment of such price to the Tender Agent on the purchase date, (C) an irrevocable authorization and instruction to the Tender Agent to effect the exchange of this Bond in whole or in part for other Bonds in an equal aggregate principal amount so as to facilitate the sale of this Bond (or such specified portion), and (D) an acknowledgment that such registered owner will have no further rights with respect to this Bond (or such specified portion) upon payment of the purchase price thereof to the Tender Agent on the purchase date, except for the right of such registered owner to receive such purchase price upon surrender of this Bond to the Tender Agent endorsed for transfer in blank and with guaranty of signature satisfactory to the Tender Agent. The determination of the Tender Agent as to whether a notice of tender has been properly delivered pursuant to the foregoing shall be conclusive and binding upon the registered owner.

         Bonds tendered for redemption must be delivered to the principal corporate trust office of the Tender Agent at or before 11:00 a.m. on the purchase date, and if such Bond is to be purchased prior to the next succeeding Interest Payment Date and after the Record Date in respect thereof (which is two Business Days prior to such interest payment date) a non-recourse due bill for interest due from the preceding interest payment date to the next succeeding Interest Payment Date. Any owner who fails to deliver such Bond for purchase on or before the purchase date shall have no further rights thereunder except the right to receive the purchase price thereof upon presentation and surrender of such Bond (or portion thereof) to the Tender Agent properly endorsed for transfer in blank.

         The Issuer has appointed Manufacturers Hanover Securities Corporation, New York, New York, as Remarketing Agent (the "Remarketing Agent") under the Indenture. The Remarketing Agent may be removed and replaced by the Issuer in accordance with the provisions of the Indenture.


MANDATORY TENDER
----------------

         While this Bond bears interest at a Variable Weekly Rate, this Bond is subject to mandatory tender for purchase, at a price equal to the principal amount hereof plus accrued interest (the "purchase price"), on (i) the Fixed Rate Conversion Date in the event of a conversion of the interest rate on this Bond to a Fixed Rate and (ii) on the Interest Payment Date immediately preceding the expiration date of the Letter of Credit then in effect in the event such Letter of Credit shall not have been extended or replaced in accordance with the terms of the Indenture. If the Fixed Rate Conversion Date coincides with the

Interest Payment Date immediately preceding the expiration date of the Letter of Credit, it shall be a Fixed Rate Conversion Date for the purpose of mandatory tender.

         Any Bond which the registered owner has not elected to continue to own after a mandatory tender date in accordance with the procedure and conditions for such election described in the Indenture and which is not surrendered on the mandatory tender date, but for which there has been irrevocably deposited with the Tender Agent an amount sufficient to pay the purchase price thereof, shall be deemed to have been tendered on the mandatory tender date and interest on such Bond shall cease to accrue on the mandatory tender date. Thereafter, the registered owner of such Bond shall not be entitled to any payment other than the purchase price for such Bond upon surrender thereof to the Tender Agent endorsed for transfer in blank and with guaranty of signature satisfactory to the Tender Agent. Except for payment of such purchase price from moneys held by the Tender Agent for such purpose, such Bond shall no longer be outstanding and entitled to the benefits of the Indenture. On the mandatory tender date the Tender Agent shall authenticate and deliver to the new purchasers thereof substitute Bonds in lieu of such un-surrendered Bonds.


OPTIONAL REDEMPTION
-------------------

         So long as the rate of interest on the Bonds has not been converted to a Fixed Rate, the Bonds are subject to redemption prior to maturity at the option of the Issuer, upon the direction of the Company, on any Interest Payment Date in whole or in part by lot, at a redemption price equal to 100% of the principal amount thereof plus interest accrued to the redemption date.

         After the rate of interest on the Bonds has been converted to a Fixed Rate, the Bonds shall not be subject to optional redemption upon any Interest Payment Date as provided in the immediately preceding paragraph, but shall be subject to redemption prior to maturity at the option of the Issuer, upon the direction of the Company, in whole or in part, at any time during the applicable redemption periods and at the redemption prices set forth in the Indenture.


EXTRAORDINARY OPTIONAL REDEMPTION
---------------------------------

         The Bonds are subject to redemption prior to maturity at the option of the Issuer, upon direction of the Company, in whole on any date, at a redemption price equal to 100% of the principal amount thereof plus interest accrued to the redemption date following the occurrence of any of the following events:

(a) the Project Facilities (or the manufacturing facilities of which they are a part) shall have been damaged or destroyed to such extent that, in the Company's judgment, (i) they cannot be reasonably restored within a period of six months to substantially the same condition thereof immediately preceding such damage or destruction, (ii) the normal operation of such facilities will thereby be prevented for a period of six months or more, or (iii) the cost of restoration of such facilities would exceed by $100,000 the net proceeds of insurance carried thereon, plus amounts deductible under such insurance; or (b) title to, or the temporary use of, the Project Facilities (or the manufacturing facilities of which they are a part) or a part thereof shall have been taken under the power of eminent domain by any governmental body or by any person, firm or corporation acting under governmental authority (or a bona fide sale in lieu of such taking shall have occurred) to such an extent that, in the Company's judgment, the normal operation of such facilities will thereby be prevented for a period of six months or more; or (c) any Federal, state or local body exercising governmental or judicial authority shall have taken any action which results in unreasonable burdens or excessive liabilities, including without limitation taxes not presently levied, with respect to the Project Facilities (or the manufacturing facilities of which they are a part) or the ownership or operation thereof, which in the Company's judgment render such facilities or the operation thereof impractical or uneconomic.


SPECIAL MANDATORY REDEMPTION
----------------------------

         The Bonds are subject to mandatory redemption prior to maturity in whole following the occurrence of a Determination of Taxability (as hereinafter defined), such mandatory redemption to be made as soon as practicable after the date on which the Trustee first receives written notice of the Determination of Taxability, at a redemption price equal to 100% of the principal amount thereof, plus accrued interest to the redemption date. As used herein and in the Indenture, a "Determination of Taxability" shall mean one of the following determinations, made in regard to Section 103 of the Internal Revenue Code of 1986 and the rules and regulations thereunder (including any amendments and successor provisions thereto, the "Code"), to the effect that the interest payable on the Bonds is includable in the gross income of the owners of the Bonds (other than an owner who is a "substantial user" or "related person" as such terms are used in the Code): (i) a final determination, decision or decree by the Commissioner or any District Director of Internal Revenue, or by any court of competent jurisdiction, which is not subject to further review, in a proceeding in which the Company was afforded the opportunity to contest the issues involving Federal income tax treatment of interest on the Bonds, either directly or in the name of the owner of the Bonds, at the Company's expense, as described in the Indenture, or (ii) a determination that the $10,000,000 limitation set forth in Section 144(a)(4)(A) of the Code or the $40,000,000 limitation set forth in Section 144(a)(10) of the Code has been exceeded, which determination shall be deemed to have been made on the date on which the Company or any principal user of the Project Facilities files any tax schedule, return or document with the Internal Revenue Service and the Trustee which expressly discloses that either of such limits has been exceeded, or (iii) an opinion of nationally recognized bond counsel furnished by the Company to the Trustee.


EXTRAORDINARY MANDATORY REDEMPTION
----------------------------------

         If the rate of interest on the Bonds has been converted to a Fixed Rate and in connection with such conversion a Fixed Rate Letter of Credit has been delivered to the Tender Agent, then the Bonds are subject to mandatory redemption, at a price equal to the principal amount thereof plus accrued interest to the redemption date, on the Interest Payment Date immediately preceding the expiration date of the Fixed Rate Letter of Credit then in effect in the event such Fixed Rate Letter of Credit shall not have been extended or replaced in accordance with the terms of the Indenture.


REDEMPTION NOTICE
-----------------

         Any notice of redemption shall be given not more than 60 and not less than 30 days prior to the redemption date, by mailing a copy of the redemption notice by first class mail, postage prepaid, to the registered owner of each Bond to be redeemed in whole or in part at the address shown on the Bond Register. Notice of optional redemption may be conditioned upon the deposit of moneys in the Bond Fund established under the Indenture before the date fixed for redemption and such notice shall be of no effect and the redemption shall be deemed cancelled unless such moneys are so deposited. All Bonds or portions thereof so called for redemption will cease to bear interest on the specified redemption date provided funds for their redemption are on deposit at the principal place of payment at that time.


DEFAULT, ACCELERATION
---------------------

         If an Event of Default as defined in the Indenture occurs, the principal of all Bonds issued under the Indenture may be declared due and payable upon the conditions and in the manner and with the effect provided in the Indenture.

DENOMINATIONS, TRANSFER, OWNERSHIP
----------------------------------

         Subject to the provisions of the Indenture, the Bonds are issuable as registered Bonds in the denomination of $100,000 or any whole multiple thereof, except that if the interest rate borne by the Bonds is converted to a Fixed Rate, replacement Bonds shall be in the denomination of $5,000 or any whole multiple thereof. Subject to the limitations provided in the Indenture and upon payment of any tax or governmental charge, Bonds may be exchanged for a like aggregate principal amount of Bonds of authorized denominations.

         This Bond is transferable by the registered owner hereof or his duly authorized attorney at the principal corporate trust office of Dai-Ichi Kangyo Trust Company of New York, as Tender Agent, or at the duly designated office of any duly appointed alternate or successor bond registrar, upon surrender of this Bond, accompanied by a duly executed instrument of transfer in form and with guaranty of signature satisfactory to the Tender Agent, subject to such reasonable regulations as the Issuer, the Trustee or the Tender Agent may prescribe, and upon payment of any tax or other governmental charge incident to such transfer. Upon any such transfer a new Bond or Bonds in the same aggregate principal amount will be issued to the transferee. Except as provided in the Indenture, the person in whose name this Bond is registered on the Bond Register shall be deemed the owner hereof for all purposes, and the Issuer, the Trustee, the Tender Agent and the Remarketing Agent shall not be affected by any notice to the contrary.

         THIS BOND IS A LIMITED OBLIGATION OF THE ISSUER AND IS PAYABLE SOLELY FROM THE SOURCES REFERRED TO HEREIN. NEITHER THE GENERAL CREDIT NOR THE TAXING POWER OF THE COUNTY OF CARROLL, THE COMMONWEALTH OF KENTUCKY OR ANY POLITICAL SUBDIVISION THEREOF IS PLEDGED TO THE PAYMENT OF THIS BOND, AND THIS BOND SHALL NOT BE OR BE DEEMED AN INDENTURE OF THE COUNTY OF CARROLL, THE COMMONWEALTH OF KENTUCKY OR ANY POLITICAL SUBDIVISION THEREOF, WITHIN THE MEANING OF THE CONSTITUTION OF THE COMMONWEALTH OF KENTUCKY.

         The liability of the undersigned shall be limited to the proceeds resulting from the lease of the Project Facilities and the payments, revenues, rents and receipts receivable by the Issuer therefrom.

         No covenant or agreement contained in this Bond shall be deemed to be the covenant or agreement of any member, officer, attorney, agent or employee of the Issuer in an individual capacity. No recourse shall be had for the payment of the principal, the interest thereon, or the premium, if any, payable upon the redemption of this Bond or any claim based thereon against any officer, member, agent, attorney or employee of the

Issuer past, present or future, or its successors or assigns, as such, either directly or through the Issuer or any such successor, whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all of such liability of such members, officers, agents, attorneys or employees being hereby released as a condition of and as a consideration for the execution and delivery of this Bond.

         All acts, conditions and things required by the laws of the Commonwealth of Kentucky and by the Indenture to exist, to have happened and to have been performed prior to or in connection with the issuance of this Bond do exist, have happened, and have been performed.

                            [Form of Abbreviations)

         The following abbreviations, when used in the inscription on the face of the within Bond, shall be construed as though they were written out in full according to applicable laws or regulations.

         TEN COM - as tenants in common
         TEN ENT - as tenants by the entireties
         JT TEN - as joint tenants with the right of survivorship and not as tenants in common

UNIFORM GIFT MIN ACT - _________________  Custodian _____________
                            (Cust)                     (Minor)

                          under Uniform Gift to Minors

                         Act __________________________
                                     (State)

              Additional abbreviations may also be used though not
                               in the above list.

                              [Form of Assignment)

         For value received, the undersigned hereby sells, assigns and transfers unto ______________________ the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints _______________________ , attorney to transfer the said Bond on the Bond Register, with full power of substitution in the premises.

Assignor's Signature:         ___________________________________
Dated:                        ___________________________________
Signature guaranteed:         ___________________________________
Social Security
     Number or Employer
     Identification Number
     of Transferee:           ___________________________________



NOTICE: The assignor's signature to this Assignment must correspond with the name as it appears on the face of the within Bond in every particular without alteration or any change whatsoever.

                             [End of Form of Bond)

         G. The execution and delivery of the Bonds and of this Indenture have been duly authorized by a resolution duly adopted by the Issuer, and all things necessary to make the Bonds, when executed by the Issuer and authenticated by the Tender Agent, valid and binding legal obligations of the Issuer and to make this Indenture a valid and binding agreement and pledge of the revenues herein made to the payment of the principal or redemption price of, premium, if any, on and interest on the Bonds, have been done.

         NOW, THEREFORE, THIS TRUST INDENTURE WITNESSETH:

         That the Issuer, in consideration of the acceptance by the Trustee of the trusts hereby created and of the purchase and acceptance of the Bonds by the owners thereof, and of the sum of one dollar, lawful money of the United States of America, to it duly paid by the Trustee at or before the execution and delivery of these presents, and for other good and valuable considerations, the receipt of which is hereby acknowledged, in order to secure, FIRST, the payment of the principal of, premium, if any, on and interest on the Bonds according to their tenor and effect and the performance and observance by the Issuer of all the covenants expressed or implied herein and in the Bonds, and, SECOND, the payment to the Bank and performance by the Company of its reimbursement and other obligations under the Reimbursement Agreement, does hereby assign, transfer, pledge and grant a security interest unto Dai-Ichi Kangyo Trust Company of New York, as Trustee and unto its successors in trust and its assigns forever:

         A. The Financing Agreement, which is of record in Lease Book 4, page 546 in the office of the Carroll County Clerk, and the right, title and interest (but not the obligations) of the Issuer under and pursuant to the terms thereof, and all payments, revenues, rents and receipts receivable by the Issuer thereunder (except amounts payable to the Issuer under Sections 5.4 and 5.5 of the Financing Agreement) including without limitation any payment or prepayment under Section 4.3 or 4.5 thereof and any property pledged under Section 4.2 thereof.

         B. All of the right, title and interest of the Issuer in and to all funds (other than the Rebate Fund) and accounts established under this Indenture and all moneys and investments now or hereafter held therein and all future and present Revenues.

         TO HAVE AND TO HOLD, the Financing Agreement, funds, accounts, Revenues and the other right, title and interest (collectively, the "Trust Estate") hereby conveyed and assigned, or agreed or intended so to be, to the Trustee and its successors in said trust and to it and said assigns forever;

         IN TRUST NEVERTHELESS, upon the terms herein set forth, FIRST, for the equal and proportionate benefit, security and protection of all present and future owners of the Bonds issued under and secured by this Indenture without privilege, priority or distinction as to the lien or otherwise of any of the Bonds over any other of the Bonds except as provided herein, and SECOND, for the benefit and security of the Bank with respect to the Company's obligations under the Reimbursement Agreement.

         PROVIDED, HOWEVER, that if the Issuer, its successors or assigns, shall well and truly pay, or cause to be paid, the principal or redemption price of the Bonds and the interest due or to become due thereon, at the times and in the manner mentioned in the Bonds according to the true intent and meaning thereof, or shall provide, as permitted hereby, for the payment thereof by depositing with the Trustee the entire amount due or to become due thereon, and shall well and truly keep, perform and observe all the covenants and conditions pursuant to the terms of this Indenture to be kept, performed and observed by it, and shall pay or cause to be paid to the Trustee all sums of money due or to become due to it in accordance with the terms and provisions hereof, and if the Company shall pay and perform or cause to be paid and performed all of its reimbursement and other obligations under the Reimbursement Agreement, then, upon such final payments and subject to the provisions of Article XVII hereof, this Indenture and the rights hereby granted shall cease, determine and be void, and the Trustee shall forthwith release, surrender and otherwise cancel any interest it may have in the Trust Estate; otherwise this Indenture is to be and remain in full force and effect.

         THIS INDENTURE FURTHER WITNESSETH, and it is expressly declared, that all Bonds issued and secured hereunder are to be issued, authenticated and delivered and the Trust Estate, including all said payments, Revenues, rents and receipts hereby pledged, is to be dealt with and disposed of, under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the Issuer has agreed and covenanted, and does hereby agree and covenant, with the Trustee and with the respective owners, from time to time, of the Bonds, or any part thereof, as follows:


                                   ARTICLE I
                                  Definitions
                                  -----------

         Section 1.01. DEFINITIONS. In this Indenture and any indenture supplemental hereto (except as otherwise expressly provided for or unless the context otherwise requires), defined terms may be used in the singular or the plural, the use of any gender includes all other genders, and the following terms shall have the meanings specified in the foregoing recitals (other than in the form of Bonds):

        Act                        Project
        Financing Agreement        Project Facilities
        Issuer                     Trust Estate

In addition, the following terms shall have the meanings specified in this Article, unless the context otherwise requires:

         "Affiliate" means any person or company directly or indirectly controlling, controlled by or under common control with the Company.

         "Available Moneys" means money continuously on deposit in trust with the Trustee, or on behalf of the Trustee, for the benefit of the Bondholders which are (i) proceeds of the Bonds, (ii) proceeds of a draw under the Letter of Credit which are either applied directly to the payment of principal of and interest and premium on the Bonds or which, if not so applied, are held in a separate and segregated subaccount of the General Account until so applied,
(iii) amounts paid or collateral pledged by the Company on deposit for a period of 366 consecutive days (or 123 consecutive days if the Trustee receives an unqualified opinion of counsel nationally recognized as expert in bankruptcy matters acceptable to the Trustee that payment of such amounts to the Bondholders would not constitute a voidable preference under Section 547 of the United States Bankruptcy Code or similar state laws with voidable preference provisions in the event of the filing of a petition for relief under the United States Bankruptcy Code or similar state laws with voidable preference provisions by or against the Issuer or any borrower or the Person from whom the money is received, if other than the Company) during which no petition in bankruptcy under the United States Bankruptcy Code has been filed by or against the Company, or other Person which paid such money or the Issuer, as debtor, and no similar proceedings have been initiated under state insolvency or other laws affecting creditors' rights generally, provided that such amounts will again be deemed Available Moneys, if the petition or proceedings have been dismissed and the dismissal is no longer subject to appeal, (iv) interest earnings on the proceeds of the Bonds, or (v) from a Person not subject to the United States Bankruptcy Code or similar state laws with the voidable preference provisions, or (vi) monies derived from the proceeds of other bonds or obligations issued for the purpose of refunding the Bonds or from any other source but only if the Trustee receives an unqualified Opinion of counsel nationally recognized as expert in bankruptcy matters acceptable to the Trustee that payment of such amounts to the Bondholders would not constitute a voidable preference under
Section 547 of the United States Bankruptcy Code or similar state laws with voidable preference provisions in the event of the filing of a petition for relief under the United States Bankruptcy Code or similar state laws with voidable preference provisions by or against the Issuer or any borrower or the person from whom the money is received, if other than the Company.

         "Bank" means The Dai-Ichi Kangyo Bank, Limited, New York Branch, the issuer of the original Letter of Credit, and the bank or other financial institution issuing any replacement Letter of Credit.

         "Bond" or "Bonds" means any bond or bonds authenticated and delivered under this Indenture.

         "Bondholder" or "Owner" means the registered owner of any Bond.

         "Bond Fund" means the fund so designated established pursuant to
Section 6.02.

         "Bond Register" shall have the meaning specified in Section 2.05.

         "Bond Year" means the one-year period from the Issue Date to the first anniversary of such date, and the one-year period ending on each successive anniversary of such Issue Date until the Bonds are retired.

         "Business Day" means any day other than (i) a Saturday or Sunday, or
(ii) a day on which banking institutions in any city in which the Principal Office of the Trustee, the Tender Agent, the Remarketing Agent or the Bank, is located are required or authorized by law (including executive order) to close or on which the Principal Office of the Trustee, the Tender Agent, the Remarketing Agent or the Bank is closed for a reason not related to its financial condition.

         "Code" means the Internal Revenue Code of 1986, including any amendments and successor provisions thereto, and the rules and regulations thereunder.

         "Company" means Kentucky Ladder Company, a Pennsylvania corporation qualified to do business in Kentucky, and its successors and assigns.

         "Company Bonds" means any Bonds of which ownership is registered in the name of the Company or any Affiliate, other than Custody Bonds.

         "Company Purchase Account" means the special trust account so designated established by the Tender Agent pursuant to Section 4.01(h).

         "Construction Fund" means the fund so designated established pursuant tO Section 5.01.

         "Construction Fund Surplus Account" means the account so designated established pursuant to Section 5.03 in the Construction Fund.

         "Cost" or "Costs" means any cost of the Project or in respect of the Project Facilities now or hereafter permitted under the Act. Without limiting the generality of the foregoing, such costs may include: (i) amounts payable to contractors and suppliers (including fees for designing Project Facilities where the designs are provided by the contractor or supplier); (ii) costs of labor, services, materials, supplies and equipment furnished by the Company (including shipping costs); (iii) architectural, engineering, legal and other professional fees, marketing costs and brokerage commissions; (iv) interest on the Bonds to the extent permitted by the Act; and (v) costs of financing, including without limitation bond discount, printing expense, and recording fees, Trustee, Tender Agent and Remarketing Agent fees, Letter of Credit issuance fees and expenses and legal and accounting fees.

         "Counsel" means an attorney at law or law firm (who may be counsel for the Issuer or the Company) satisfactory to the Trustee.

         "Custody Bonds" shall have the meaning specified in Section 4.04(a).

         "Excess Investment Earnings" are determinable as of the end of each Bond Year on the basis of the period from the date of original delivery and payment for the Bonds through the last day of the most recently completed Bond Year, and are the excess of:

         (a) the aggregate amount earned on investments held under this Indenture (including unrealized gains and losses upon the retirement of the last Bond, but excluding investments in evidences of indebtedness described in
Section 103(a) of the Code and investments of amounts held in the Rebate Fund) over

         (b) the amount that would have been earned on such investments if they had a yield equal to the yield of the Bonds (determined on a present value basis from the date of original delivery and payment for the Bonds, without adjustment for costs of issuance other than credit enhancement fees).

         "Event of Default" means any of the events specified in Section 11.01 to be an Event of Default.

         "Favorable Opinion" means an opinion of nationally recognized bond counsel addressed to the Issuer and the Trustee to the effect that the actidn proposed to be taken is authorized or permitted by the Act and this Indenture and will not adversely affect any exclusion from gross income of interest on the Bonds for the purposes of federal income taxation.

         "Fixed Rate" means the fixed rate of interest on the Bonds determined pursuant to Section 3.03(e).

         "Fixed Rate Conversion Date" means the date on which the Bonds begin to bear interest at a Fixed Rate.

         "Fixed Rate Letter of Credit" means any Letter of Credit delivered to the Tender Agent pursuant to Section 7.09.

         "General Account" means the account so designated established pursuant to Section 6.02 in the Bond Fund with the Trustee.

         "General Debt Service Account" means the account so designated established pursuant to Section 6.02 in the Bond Fund with the Tender Agent.

         "Indenture" means this Trust Indenture as amended or supplemented at the time in question.

         "Interest Payment Date" means (i) on or prior to the Fixed Rate Conversion Date, the first Business Day of October 1990 and the first Business Day of each calendar month thereafter and (ii) after the Fixed Rate Conversion Date, each March 1 and September 1.

         "Issue Date" shall have the meaning specified in Section 2.02(d).

         "Letter of Credit" means the original Letter of Credit described in the foregoing recitals or any letter of credit substituted therefor or any replacement letter of credit delivered to the Tender Agent pursuant to Section
7.05 or 7.07 or any Fixed Rate Letter of Credit.

         "Letter of Credit Debt Service Account" means the account so designated established pursuant to Section 6.02 in the Bond Fund with the Tender Agent.

         "Letter of Credit Purchase Account" means the special trust account so designated established by the Tender Agent pursuant to Section 4.01(g).

         "Majority" means more than 50 percent.

         "Minimum Fixed Rate" means the minimum fixed rate of interest on the Bonds determined pursuant to Section 3.03(e).

         "Moody's" means Moody's Investors Service, Inc. a Delaware corporation, its successors and assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Remarketing Agent, with the consent of the Company.

         "Outstanding", in connection with Bonds means, as of the time in question, all Bonds authenticated and delivered under the Indenture, except:

         A. Bonds theretofore cancelled or required to be cancelled under
Section 2.10;

         B. On or after any purchase date for Bonds pursuant to Article IV, all Bonds (or portions of Bonds) which are tendered or deemed to have been tendered for purchase on such date, provided that funds sufficient for such purchase are on deposit with the Tender Agent;

         C. Bonds which are deemed paid in accordance with Article XVII; and

         D. Bonds in substitution for which other Bonds have been authenticated and delivered pursuant to Article II.

In determining whether the Owners of a requisite aggregate principal amount of Bonds Outstanding have concurred in any request, demand, authorization, direction, notice, consent or waiver under the provisions hereof or of the Financing Agreement, Company Bonds and Custody Bonds (unless all of the Outstanding Bonds are then owned by the Company) shall be disregarded for the purpose of any such determination. Notwithstanding the foregoing, Bonds so owned which have been pledged in good faith shall not be disregarded as aforesaid if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Bonds and that the pledgee is not the Company or an Affiliate of the Company as described above.

         "Owner" or "Bondholder" means the registered owner of a Bond.

         "Prevailing Market Conditions" means, to the extent relevant (in the best professional judgment of the Remarketing Agent) at the time of the establishment of an interest rate for the Bonds in accordance with this Indenture, (a) any past sales of, or efforts to sell, the Bonds at a purchase price equal to the principal amount thereof, plus accrued interest thereon; (b) interest rates for comparable securities (i) with interest rate periods and demand purchase options substantially the same as the Bonds and bearing' interest at a variable rate intended to maintain their secondary market price at the principal amount thereof, plus accrued interest thereon, and (ii) rated by a national credit rating agency in the same category as the Bonds; (c) other financial market rates and indices that may have a bearing on the rate of interest (which may include, without limitation, rates and rate periods borne by comparable securities, commercial paper and United States Treasury Bills; commercial bank prime rates, certificate of deposit rates and federal funds rates; the London Interbank Offered Rate, and publicly available rate indices for comparable securities); (d) general financial market conditions (including current forward supply) that may have a bearing on the rate of interest; and (e) the financial condition, results of operations and credit standing of the Bank and/or the Company to the extent such standing has a bearing on the rate of interest of the Bonds.

         "Rebate Fund" means the fund so designated which is established pursuant to Section 6.05.

         "Record Date" means, as the case may be, the applicable Regular or Special Record Date.

         "Regular Record Date" means the Business Day two Business Days prior to any Interest Payment Date, provided that if the Bonds bear interest at a Fixed Rate, then the Regular Record Date shall be the 15th day of the month immediately preceding the month in which the Interest Payment Date occurs.

         "Reimbursement Agreement" means the Reimbursement Agreement dated as of September 1, 1990 between the Company and the Bank, as the same may be amended from time to time and filed with the Trustee and the Tender Agent, and any agreement of the Company with the Bank issuing a replacement Letter of Credit setting forth the obligations of the Company to such Bank arising out of any payments under the replacement Letter of Credit and which provides that it shall be deemed to be a Reimbursement Agreement for the purpose of this Indenture.

         "Remarketing Agent" means Manufacturers Hanover Securities Corporation, New York, New York, and its successor for the time being in such capacity as provided in Article XIV. "Principal Office" of the Remarketing Agent means the principal office of the Remarketing Agent at the address set forth in Section 18.04, or any other office so designated in writing by the Remarketing Agent to the Issuer, the Trustee, the Tender Agent, the Company and the Bank.

         "Remarketing Agreement" means the Remarketing Agreement dated as of September 1, 1990 between the Company and the Remarketing Agent or any agreement executed by the Company and any subsequent Remarketing Agent appointed pursuant hereto.

         "Remarketing Proceeds Purchase Account" means the special trust account so designated established by the Tender Agent pursuant to Section 4.01(f).

         "Revenues" means (i) all amounts paid or payable by the Company under the Financing Agreement and assigned to the Trustee hereunder, (ii) any proceeds of Bonds originally deposited with the Trustee for the payment of interest accrued on the Bonds or otherwise paid to the Trustee by or on behalf of the Company or the Issuer for deposit in the Bond Fund or moneys remaining in the Construction Fund following certification of completion of the Project Facilities, (iii) any insurance proceeds or condemnation awards in respect of the Project Facilities receivable by the Trustee, and (iv) investment income with respect to any moneys held by or on behalf of the Trustee under the Indenture, except for investment income on moneys held in the Rebate Fund.

         "S & P" means Standard & Poor's Corporation, a New York corporation, its successors and assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "S & P" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Trustee, with the consent of the Company.

         "Special Record Date" means such date as may be fixed for the payment of defaulted interest in accordance with Section 2.07.

         "State" means the Commonwealth of Kentucky.

         "Tender Agent" means any national banking association, bank and trust company or trust company appointed as such by the Issuer and accepting such appointment for the time being pursuant to Article XIII. The initial Tender Agent is Dai-Ichi Kangyo Trust Company of New York (a New York trust company). "Principal Office" of the Tender Agent means the principal corporate trust of fice of the Tender Agent at the address of the Tender Agent set forth in Section 18.04, or any other corporate trust office so designated in writing by the Tender Agent to the Issuer, the Trustee, the Remarketing Agent, the Company and the Bank.

         "Trustee" means Dai-Ichi Kangyo Trust Company of New York, a New York trust company and its successor for the time being in the trust hereunder. "Principal Office" of the Trustee means the principal corporate trust office of the Trustee at the address of the Trustee set forth in Section 18.04, or any other corporate trust office so designated in writing by the Trustee to the Issuer, the Tender Agent, the Remarketing Agent, the Company and the Bank.

         "Variable Weekly Rate" means the rate of interest borne by the Bonds and determined on a weekly basis pursuant to Section 3.02 prior to the Fixed Rate Conversion Date.

         "Weekly Rate" means the rate of interest borne by the Bonds for a Weekly Rate Period determined pursuant to Section 3.02.

         "Weekly Rate Period" means, while the Bonds bear interest at a Variable Weekly Rate, the weekly period which begins on Wednesday of each calendar week and ends at the close of business on Tuesday of the immediately following calendar week; except that in the case of conversion to a Fixed Rate, the last Weekly Rate Period prior to such conversion shall end on the last day immediately preceding the Fixed Rate Conversion Date. The Weekly Rate for each Weekly Rate Period shall be effective from and including the commencement date of such period and shall remain in effect through and including the last day thereof.

         The words "hereof," "herein," "hereto," "hereby" and "hereunder" (except in the form of Bonds) refer to this entire Indenture. Unless otherwise indicated, all references to particular Articles or Sections are references to the Articles or Sections of this Indenture. References to any time of the day in this Agreement shall refer to Eastern Standard Time or Eastern Daylight Saving Time, as in effect in the City of New York, on such day.

                                   ARTICLE II

                                   The Bonds
                                   ---------

        Section 2.01.  AMOUNT, FORM AND ISSUANCE OF BONDS.

         (a) The Bonds shall, except as provided in Section 2.08, be limited to $5,000,000 in aggregate principal amount and shall contain substantially the terms recited in the form of Bonds above. No additional series of Bonds may be issued under this Indenture. All Bonds shall provide that principal (or redemption price) and interest in respect thereof shall be payable only out of the Revenues. The Issuer may cause a copy of the text of the opinion of nationally recognized bond counsel delivered in connection with the issuance of the Bonds to be printed on such Bonds, and, upon request of the Issuer and deposit with the Trustee and the Tender Agent of executed counterparts of such opinion, the Tender Agent shall certify to the correctness of the copy appearing on the Bonds by manual or facsimile signature. Pursuant to recommendations promulgated by the Committee on Uniform Security Identification Procedures, "CUSIP" numbers may be printed on the Bonds. The Bonds may bear such endorsement or legend satisfactory to the Tender Agent as may be required to conform to usage or law with respect thereto.

         (b) Bonds authenticated and delivered after the Fixed Rate Conversion Date (1) shall set forth the Fixed Rate Conversion Date and state the Fixed Rate at which the Bonds bear interest and (2) may have deleted therefrom, or appropriately modified, any provisions or references in the form of Bond set forth in this Indenture which are no longer applicable.

         (c) Upon the execution and delivery hereof, the Issuer shall execute the Bonds in the principal amount of $5,000,000 and deliver them to the Tender Agent for authentication. At the direction of the Issuer, the Tender Agent shall authenticate the Bonds and deliver them to the purchasers thereof.

         Section 2.02; DESIGNATION, DENOMINATIONS, MATURITY, DATES, INTEREST ACCRUAL AND TENDER.

         (a) The Bonds shall be designated "County of Carroll, Kentucky Variable Rate Demand Industrial Building Revenue Bonds (Kentucky Ladder Company Project)."

         (b) The Bonds shall be issuable in denominations of $100,000 or any whole multiple thereof, except that if the interest rate borne by the Bonds shall be converted to a Fixed Rate, the Bonds shall be in denominations of $5,000 or any whole multiple thereof.

         (c) The Bonds shall mature, subject to prior redemption as provided in the form thereof recited in this Indenture, on September 1, 2015.

         (d) The Bonds shall have an "Issue Date" which shall be September 19, 1990, the date of original issuance and first authentication and delivery against payment therefor, and which shall be set forth on the face side of all Bonds authenticated by the Tender Agent. Bonds issued prior to the first Business Day of October, 1990 shall be dated the Issue Date. Bonds issued on or subsequent to the first Business Day of October, 1990 shall be dated as of the Interest Payment Date next preceding the date of authentication thereof, unless such date of authentication shall be an Interest Payment Date to which interest on the Bonds has been paid in full or duly provided for, in which case they shall be dated as of such date of authentication; provided that if, as shown by the records of the Tender Agent, interest on the Bonds shall be in default, Bonds issued in exchange for Bonds surrendered for transfer or exchange shall be dated as of the date to which interest has been paid in full on the Bonds or, if no interest has been paid on the Bonds, the Issue Date of the Bonds.

         (e) The Bonds shall bear interest from and including the dated date thereof until payment of the principal or redemption price thereof shall' have been made or provided for in accordance with the provisions hereof, whether at maturity, upon redemption or otherwise. Interest on the Bonds shall be determined as provided in Article III. Interest on the Bonds shall be paid on each Interest Payment Date. Each Bond shall bear interest on overdue principal at the rates borne by the Bonds during such time. So long as the Bonds do not bear interest at the Fixed Rate, interest on the Bonds shall be computed on the basis of a year of 365 or 366 days, as applicable, for the number of days actually elapsed. Interest accruing on the Bonds at the Fixed Rate shall be computed on the basis of a 360-day year of twelve 30-day months.

         (f) So long as the Bonds bear interest at a Variable Weekly Rate, the Bonds shall be subject to optional and mandatory tender as provided in Article IV.

         Section 2.03. EXECUTION. The Bonds shall be executed by the manual or facsimile signature of the County Judgel Executive of the Issuer, and the seal of the Issuer or a facsimile thereof shall be affixed, imprinted, lithographed or reproduced thereon and shall be attested by the manual or facsimile signature of the County Clerk of the Issuer. Bonds executed as above provided may be issued and shall, upon request of the Issuer, be authenticated by the Tender Agent, notwithstanding that any officer signing such Bonds or whose facsimile signature appears thereon shall have ceased to hold office at the time of issuance or authentication or shall not have held office at the date of the Bond.

         Section 2.04. AUTHENTICATION. No Bond shall be valid for any purpose until the certificate of authentication shall have been duly executed by the Trustee and/or the Tender Agent as provided in this Indenture, and such authentication shall be conclusive proof that such Bond has been duly authenticated and delivered under this Indenture and that the Owner thereof is entitled to the benefit of the trust hereby created.

         Section 2.05. REGISTRATION, TRANSFER AND EXCHANGE.

         (a) All Bonds shall be issued in fully-registered form. The Bonds shall be registered upon original issuance and upon subsequent transfer or exchange as provided in this Indenture. The Tender Agent shall act as registrar and transfer agent for the Bonds. The Tender Agent shall keep at its Principal Office a register (herein sometimes referred to as the "Bond Register") in which, subject to such reasonable regulations as it, the Trustee or the Issuer may prescribe, the Issuer shall provide for the registration of the Bonds and for the registration of transfers of the Bonds. The Tender Agent shall, at any time as reasonably requested by the Trustee, certify and furnish to the Trustee, the names, addresses and holdings of Bondholders and any other relevant information reflected in the Bond Register, and the

Trustee shall for all purposes be fully entitled to rely upon the information so furnished to it and shall have no liability or responsibility in connection with the preparation thereof.

         (b) Bonds may be transferred only on the Bond Register. Upon surrender for transfer of any Bond at the Principal Office of the Tender Agent, the Issuer shall execute and the Tender Agent shall authenticate and deliver in the name of the transferee or transferees, one or more new fully registered Bonds of authorized denomination for the aggregate principal amount which the Owner is entitled to receive.

         (c) At the option of the Owner, Bonds may be exchanged for other Bonds of any authorized denomination, of a like aggregate principal amount, upon surrender of the Bonds to be exchanged at any such office. Whenever any Bonds are so surrendered for exchange, the Issuer shall execute, and the Tender Agent shall authenticate and deliver, the Bonds which the Bondholder making the exchange is entitled to receive.

         (d) All Bonds presented for transfer or exchange, redemption or payment (if so required by the Issuer, the Tender Agent or the Trustee), shall be accompanied by a written instrument or instruments of transfer or authorization for exchange, in form and with guaranty of signature satisfactory to the Tender Agent, duly executed by the Owner or by his attorney duly authorized in writing.

         (e) No service charge shall be made for any transfer or exchange of Bonds, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

         (f) Except as provided in Article IV, the Issuer shall not be required to transfer or exchange any bonds selected, called or being called for redemption.

         (g) New Bonds delivered upon any transfer or exchange shall be valid obligations of the Issuer, evidencing the same debt as the Bonds surrendered, shall be secured by this Indenture and shall be entitled to all of the security and benefits hereof to the same extent as the Bonds surrendered.

         Section 2.06. PERSONS DEEMED OWNERS. The Issuer, the Trustee and the Tender Agent may' deem and treat the person in whose name ownership Of any Bond is registered as the absolute owner thereof (whether or not such Bond shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee or the Tender Agent) for the purpose of receiving payment of or on account of the principal of (and premium, if any, on), and (subject to Section 2.07) interest on, such Bond, and for all other purposes, and neither the Issuer, the Trustee nor the Tender Agent shall be affected by any notice to the contrary. All such payments so made to any such Owner, or upon his order, shall be valid and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Bond.

         Section 2.07. PAYMENT OF PRINCIPAL AND INTEREST; RECORD DATES.

         (a) The principal and redemption price of any Bond shall be payable, upon surrender of such Bond, in any coin or currency of the United States of America which, at the time of payment, is legal tender for the payment of public and private debts, at the Principal Office of the Tender Agent. Interest on any Bond on each Interest Payment Date in respect thereof shall be payable by check mailed to the address of the person entitled thereto as such address shall appear in the Bond Register. Interest on the Bonds will also be payable by wire transfer within the continental United States to any Owner of Bonds in the principal amount of $1,000,000 or more as of the close of business on the Record Date next preceding any Interest Payment Date, provided such Owner submits to the Tender Agent not less than 15 days before such Interest Payment Date a written request therefor.

         (b) Interest on any Bond which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Bond is registered at the close of business on the Regular Record Date for such interest.

         (c) Any interest on any Bond which is payable on any Interest Payment Date but is not paid or provided for on such date or within three Business Days thereafter (herein called "Defaulted Interest") shall forthwith cease to be payable to the Owner on the relevant Regular Record Date by virtue of having been such Owner, and such Defaulted Interest shall be paid, pursuant to Section 11.11, to the Owner in whose name the Bond is registered at the close of business on a Special Record Date to be fixed by the Trustee, such Date to be not more than 15 nor less than five (5) days prior to the date of proposed payment. The Tender Agent shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each Bondholder, at his address as it appears in the Bond Register, not less than ten (10) days prior to such Special Record Date.

         (d) Subject to the foregoing provisions of this Section, each Bond delivered under this Indenture upon transfer of or exchange for or in lieu of any other Bond shall carry the rights to interest adcrued and unpaid, and to accrue, which were carried by such other Bond.

         Section 2.08. MUTILATED, DESTROYED, LOST OR STOLEN BONDS.

         (a) If any Bond shall become mutilated, lost, stolen or destroyed, the affected Bondholder shall be entitled to the issuance of a substitute Bond only as follows:

                (1) in the case of a lost, stolen or destroyed Bond, the Bondholder shall (i) provide notice of the loss to the Tender Agent within a reasonable time after the Bondholder receives notice of the loss, (ii) request the issuance of a substitute Bond, and (iii) provide evidence, satisfactory to the Issuer and the Tender Agent, of the ownership and the loss, theft or destruction of the affected Bond;

                (2) in the case of a mutilated Bond, the Bondholder shall surrender the Bond to the Tender Agent for cancellation; and

                (3) in all cases, the Bondholder shall provide indemnity against any and all claims arising out of or otherwise related to the issuance of substitute Bonds pursuant to this Section satisfactory to the Tender Agent, the Trustee, the Company and the Bank.

Upon compliance with the foregoing, a new Bond of like tenor and denomination, executed by the Issuer, shall be authenticated by the Tender Agent and delivered to the Bondholder, all at the expense of the Bondholder to whom the substitute Bond is delivered. Notwithstanding the foregoing, the Tender Agent shall not be required to authenticate and deliver any substitute Bond for a Bond which has been called for redemption or which has matured or is about to mature and, in any such case, the principal or redemption price and interest then due or becoming due shall be paid by the Tender Agent in accordance with the terms of the mutilated, lost, stolen or destroyed Bond without substitution therefor.

         (b) Every substituted Bond issued pursuant to this Section shall constitute an additional contractual obligation of the Issuer and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Bonds duly issued hereunder uhless the Bond alleged to have been destroyed, lost or stolen shall be at any time enforceable by a bona fide purchaser for valueRwithout notice. In the event the Bond alleged to have been destroyed, lost or stolen shall be enforceable by anyone, the Issuer may recover the substitute Bond from the Bondholder to whom it was issued or from anyone taking under the Bondholder except a bona fide purchaser for value without notice.

         (c) All Bonds shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds, and shall preclude any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or investment or other securities without their surrender.

         Section 2.09. TEMPORARY BONDS. Pending preparation of definitive Bonds, or by agreement with the purchasers of all the Bonds, the Issuer may issue, and, upon its request, the Tender Agent shall authenticate, in lieu of definitive Bonds one or more temporary printed or typewritten Bonds in denominations of $100,000 and integral multiples thereof of substantially the tenor recited above. If temporary Bonds shall be issued, the Issuer shall cause the definitive Bonds to be printed or engraved without undue delay and, upon request of the Issuer, the Tender Agent shall authenticate definitive Bonds in exchange for and upon surrender of an equal principal amount of temporary Bonds. Until so exchanged, temporary Bonds shall have the same rights, remedies and security hereunder as definitive Bonds.

         Sectiond 2.10. CANCELLATION AND DESTRUCTION OF SURRENDERED BONDS. Bonds surrendered for payment, redemption, transfer or exchange and Bonds surrendered to the Tender Agent by the Issuer or by the Company for cancellation shall be cancelled and destroyed by the Tender Agent. Bonds purchased pursuant to Article IV shall not be surrendered Bonds and shall be outstanding Bonds, unless otherwise specifically provided in this Indenture. The Tender Agent shall deliver to the Issuer and to the Company certificates of destruction in respect of all Bonds so destroyed.

         Section 2.11. DISPOSITION OF PROCEEDS OF BONDS. Upon the issuance and sale of the Bonds, the Issuer shall cause the proceeds thereof to be delivered to the Trustee, and the Trustee shall forthwith cause such proceeds to be deposited in the Construction Fund as provided in Article V hereof, except that any such proceeds constituting accrued interest, if any, on the Bonds shall be deposited in the Bond Fund.

         Section 2.12. DEPOSIT OF FUNDS FOR PAYMENT OF BONDS. If the principal or redemption priceR or tender purchase price of any Bonds becoming due, either at maturity or by call for redemption or mandatory tender or otherwise, together with all interest accruing thereon to the due date, has been paid or provision therefor made in accordance with Section 17.02, all interest on such Bonds shall cease to accrue on the due date and all liability of the Issuer with respect to such Bonds shall likewise cease, except as hereinafter provided. Thereafter, the Owners of such Bonds shall be restricted exclusively to the funds so deposited for any claim mof whatsoever nature with respect to such Bonds, and the Trustee and the Tender Agent shall hold such funds in trust for such Owners uninvested and without liability for interest thereon. Moneys so deposited with the Trustee or the Tender Agent which remain unclaimed five years after the date payment thereof becomes due shall, at the request of the Company and if neither the Issuer nor the Company is at the time to the knowledge of the Trustee in default with respect to any covenant contained in the Indenture, the Bonds or the Financing Agreement, be paid to the Company; and the Owners of the Bonds for which the deposit was made shall thereafter be limited to a claim against the Company; provided that the Trustee, before making payment to the Company, may, at the expense of the Company, cause a notice to be given to the Owners of the Bonds at their registered addresses, stating that the moneys remaining unclaimed will be returned to the Company after a specified date.


                                  ARTICLE III
                            Interest Rates on Bonds
                            -----------------------

         Section 3.01. INITIAL INTEREST RATE AND SUBSEQUENT CONVERSION. All Bonds shall bear interest from the Issue Date to October 2, 1990 at an initial fixed rate of 7% per annum (based on a 365-day year). Thereafter, the Bonds shall bear interest at a Variable weekly Rate determined weekly in accordance with Section 3.02, except that the interest rate on the Bonds may be converted to a Fixed Rate as provided in Section 3.03.

         Section 3.02. VARIABLE WEEKLY RATE. A weekly Rate shall be determined for each weekly Rate Period as described below. weekly Rate Periods shall commence on wednesday of each week and end at close of business on Tuesday of the following week; except that in the case of conversion to a Fixed Rate, the last weekly Rate Period prior to such conversion shall end oh the last day immediately preceding the Fixed Rate Conversion Date. The weekly Rate for each weekly Rate Period shall be effective from and including the commencement date of such period and shall remain in effect through and including the last day thereof. Each such weekly Rate shall be determined by the Remarketing Agent on the Tuesday or, if such Tuesday is not a Business Day, on the Business Day next preceding the commencement date of the weekly Rate Period to which it relates and shall be provided by the Remarketing Agent to the Tender Agent by the close of business on that same day. The Weekly Rate so to be determined shall be the lowest rate of interest which, in the judgment of the Remarketing Agent, would cause the Bonds to have a market value equal to the principal amount thereof, plus accrued interest, taking into account Prevailing Market Conditions as of the date of determination; provided that (i) if the Remarketing Agent fails for any reason to determine or notify the Tender Agent of the weekly Rate for any weekly Rate Period, the weekly Rate shall be the same as the weekly Rate in effect for the immediately preceding weekly Rate Period, except that if such failure continues for more than one consecutive weekly Rate Period, the Weekly Rate shall be equal to 80% of the average of the annual bond equivalent yield evaluations at par of 13-week United States Treasury obligations at the most recent Treasury auction and (ii) in no event shall the weekly Rate for any Weekly Rate Period exceed 15% per annum. No notice of Weekly Rates will be given to the Company or to the registered Owners of the Bonds; however, the Company and such Owners may obtain weekly Rates from the Tender Agent or the Remarketing Agent. All determinations of weekly Rates pursuant to the Indenture shall be conclusive and binding upon the Issuer, the Company, the Bank, the Trustee, the Tender Agent and the Owners of the Bonds to which such rates are applicable. The Issuer, the Company, the Bank, the Trustee, the Tender Agent and the Remarketing Agent shall not be liable to any Owner for failure to give any notice required with respect to Weekly Rates or for the failure of any Owner to receive any such notice.

         Section 3.03. FIXED RATE CONVERSION AT OPTION OF COMPANY. The Bonds may be converted to bear interest at a Fixed Rate to their final maturity. Any such conversion shall be made in accordance with the following procedures and conditions:

         (a) The Fixed Rate Conversion Date shall be an Interest Payment Date.

         (b) The Company shall give written notice of any such conversion and specify the proposed Fixed Rate Conversion Date to the Issuer, the Trustee, the Tender Agent, the Remarketing Agent and the Bank not fewer than 45 days prior to the proposed Fixed Rate Conversion Date.

         (c) The Company shall have furnished to the Trustee a Favorable
Opinion.

         (d) The Company shall have furnished to the Trustee the written consent of the Bank with respect to the proposed Fixed Rate Conversion not fewer than 35 days prior to the Fixed Rate Conversion Date.

         (e) A Minimum Fixed Rate shall be determined no later than the 31st day preceding the Fixed Rate Conversion Date (or the immediately preceding Business Day, if such 31st day is not a Business Day) by the Remarketing Agent. The Minimum Fixed Rate shall be the minimum rate of interest to be borne by the Bonds to maturity, which rate of interest shall be equal to 80% of (in the case of the Minimum Fixed Rate; 100% in the case of the Fixed Rate) the lowest rate of interest which, in the judgment of the Remarketing Agent as of the date of determination and under Prevailing Market Conditions, would cause the Bonds to have a market value equal to the principal amount thereof, such rate in any event not to exceed 15% per annum. The Remarketing Agent shall notify the Tender Agent and the Tender Agent shall notify the Issuer, the Trustee, the Company and the Bank by telephone (promptly confirmed in writing), telegram, telecopy, telex or other similar means of communication of the rate so determined.

         (f) Promptly after the Minimum Fixed Rate is determined, notice of the conversion and the Minimum Fixed Rate shall be given by first class mail by the Tender Agent to the Owners of all Bonds. Such notice shall inform the Owners of:

         (1) the proposed Fixed Rate Conversion Date;

         (2) the dates by which the Remarketing Agent will determine and the Tender Agent will notify the Owners of the Fixed Rate pursuant to Section 3.03(e):

         (3) the conditions to the conversion pursuant to Section 3.03(g); and

         (4) the matters required to be stated pursuant to Section 4.02(b) with respect to mandatory tender and purchases of Bonds governed by such Section.

         (g) Not later than 12:00 noon on the 7th Business Day immediately preceding the Fixed Rate Conversion Date, the Remarketing Agent shall determine the Fixed Rate for the Bonds and make the Fixed Rate available to the Tender Agent. Such determination shall be made in the same manner as the preliminary determination described in Section 3.03(e) (except that the Fixed Rate shall not be less than the Minimum Fixed Rate) and in any event shall not exceed 15% per annum. Promptly after the date of determination, the Tender Agent shall give notice of the Fixed Rate by first class mail to the Issuer, the Company, the Trustee and the Owners (as of the Fixed Rate Conversion Date).

         As of the Fixed Rate Conversion Date, sufficient funds shall be available to purchase Bonds which are then required to be purchased pursuant to
Section 4.02(i). If this condition is not met for any reason, the conversion shall not be effective, the Bonds shall continue to bear interest at the Variable weekly Rate, and the Tender Agent shall promptly notify the Owners of such fact and shall give all additional notices and take all further actions required pursuant to Section 4.06.

         (h) The determination of the Minimum Fixed Rate and the Fixed Rate pursuant to this Section shall be conclusive and binding upon the Issuer, the Company, the Trustee, the Tender Agent and the Owners. The Issuer, the Company, the Trustee, the Tender Agent, the Bank and the Remarketing Agent shall not be liable to any Owners for failure to give any notice required above or for the failure of the Tender Agent or the Remarketing Agent of any Owners to receive any such notice.



                                   ARTICLE IV
                          Tender and Purchase of Bonds
                          ----------------------------

         Section 4.01. OPTIONAL TENDER OF VARIABLE WEEKLY RATE BONDS.

         (a) OPTIONAL TENDER RIGHTS; PURCHASE DATES. The Owners of Bonds bearing interest at a weekly Variable Rate shall have the right to tender their Bonds (or portions thereof in amounts equal to whole multiples of $100,000) for purchase, at a price equal to 100% of the principal amount thereof (or of such portions) plus accrued interest, on any Business Day upon written notice to the Tender Agent and the Remarketing Agent on any Business Day at least seven (7) days prior to the Business Day on which such purchase is to be made (for purposes hereof the phrase "Bonds bearing interest at a Variable weekly Rate" shall be deemed to also include Bonds bearing interest at the initial rate described in Section 3.01 hereof). Notwithstanding anything in this Section to the contrary, any Owner who has elected to retain any Bond (or portion thereof) upon a conversion to a Fixed Rate shall no longer be entitled to elect to have such Bond purchased as provided in this Section.

         (b) NOTICE BY OWNER OF TENDER. Each notice of tender pursuant to
Section 4.01(a) shall:

         (1) be delivered to the Tender Agent at its Principal Office and be substantially in the form set forth in Exhibit A to this Indenture or in other form satisfactory to the Tender Agent;

         (2) state (i) the principal amount of the Bond to which the notice relates, (ii) the serial number(s) of the Bond(s) to which the notice relates,
(iii) that the Owner irrevocably demands purchase of such Bond (or a specified portion thereof in an amount equal to whole multiples of $100,000), (iv) the date on which such Bond (or specified portion) is to be purchased, and (v) payment instructions with respect to the purchase price; and

         (3) automatically constitute (i) an irrevocable offer to sell the Bond (or portion thereof) to which such notice relates on the purchase date at a price equal to the principal amount of such Bond (or portion thereof) plus any interest thereon accrued and unpaid as of the purchase date, (ii) an irrevocable authorization and instruction to the Tender Agent to payment of such price to the Tender Agent on the purchase date, (iii) an irrevocable authorization and instruction to the Tender Agent to effect the exchange of such Bond in whole or in part for other Bonds in an equal aggregate principal amount so as to facilitate the sale of such Bond (or portion thereof), and (iv) an acknowledgment that such Owner will have no further rights with respect to such Bond (or portion thereof) upon payment of the purchase price thereof to the Tender Agent on the purchase date, except for the right of such Owner to receive such purchase price upon surrender of such Bond to the Tender Agent endorsed for transfer in blank with such appropriate guaranty of signature as the Tender Agent may require, and that after the purchase date such Ownepr will hold such Bond as agent for the Tender Agent.

The determination of the Tender Agent as to whether a notice of tender has been properly delivered pursuant to the foregoing shall be conclusive and binding upon the Owner.

         (c) NOTICE BY TENDER AGENT OF BONDS TO BE REMARKETED. Not later than 12:00 noon on the Business Day immediately following the date of receipt of any notice of tender, the Tender Agent shall notify, by telephone promptly confirmed in writing, the Remarketing Agent of the principal amount of Bonds (or portions thereof) to be purchased and the date of purchase.

         (d) REMARKETING OF TENDERED BONDS. The Remarketing Agent shall use its best efforts to find purchasers for and arrange for the sale of all Bonds or portions thereof in respect of which notice of tender has been received pursuant to Section 4.01(a), at a price equal to 100% of the principal amount thereof plus accrued interest thereon. The terms of any such sale shall provide for the payment of the purchase price for tendered Bonds to the Tender Agent (in exchange for new registered Bonds) in immediately available funds at or before 11:00 a.m. on the purchase date. Notwithstanding the foregoing, the Remarketing Agent shall not arrange for the sale of any Bond as to which a notice of conversion to a Fixed Rate has been given by the Tender Agent unless the Remarketing Agent has advised the person to whom the sale is made of such conversion. Anything herein to the contrary notwithstanding, no Bonds shall be remarketed to the Issuer or the Company or any Affiliate of the Company.

         (e) CERTAIN NOTICES BY REMARKETING AGENT AND TENDER AGENT.

         (1) NOTICE BY REMARKETING AGENT OF REMARKETED BONDS. At or before 4:00 p.m. on the Business Day immediatelyp preceding the date fixed for purchase of tendered Bonds, the Remarketing Agent shall give notice by telephone, telegram, telecopy, telex or other similar communication to the Tender Agent of (i) the principal amount of tendered Bonds which have been remarketed and (ii) the principal amount of tendered Bonds, if any, as to which the Remarketing Agent has not found a purchaser at such time.

         (2) NOTICE BY TENDER AGENT OF BONDS NOT REMARKETED. Not later than 5:00 p.m. on the date of receipt of any notice pursuant to Section 4.01(e)(1)(ii) , the Tender Agent shall give notice by telephone, telegram, telecopy or other similar communication to the Company and the Bank, specifying the principal amount of tendered Bonds as to which the Remarketing Agent has not found a purchaser at that time.

         (3) REMARKETING AGENT NOTICE OF MOUNTS TO BE DRAWN UNDER LETTER OF CREDIT. At or before 5:00 p.m. on the Business Day immediately preceding the date fixed for purchase of tendered Bonds, the Remarketing Agent shall give telephonic notice, promptly confirmed in writing, to the Tender Agent, the Company and the Bank specifying the amounts of principal and interest, if any, representing purchase price of Bonds for the payment of which the Remarketing Agent does not then expect to hold remarketing proceeds (other than proceeds of the Bonds remarketed to the Company, any Affiliate or the Issuer) in trust at the time the payment of remarketing proceeds pursuant to Section 4.01(f) is to be made, which amounts (except to the extent any such amounts are then held by the Tender Agent) the Tender Agent shall draw under the Letter of Credit and deposit in the Letter of Credit Purchase Account for use to the extent necessary to effect such purchase of such Bonds.

         (4) NOTICE BY REMARKETING AGENT IDENTIFYING PURCHASERS OF REMARKETED BONDS. At or before 5:00 p.m. on the Business Day immediately preceding the date fixed for purchase of tendered Bonds, the Remarketing Agent shall give notice to the Tender Agent by telephone (promptly confirmed in writing) of the names, addresses and taxpayer identification numbers of the purchasers, the denominations of Bonds to be delivered to each purchaser and, if available, the payment instructions for regularly scheduled interest payments.

         (f) PAYMENT OF REMARKETING PROCEEDS. The Remarketing Agent shall cause to be paid to the Tender Agent by 11:00 a.m. on the date fixed for purchase of tendered Bonds, all amounts then held by the Remarketing Agent representing proceeds of the remarketing of such Bonds, such payments to be made in the manner specified in Section 4.01(d). All moneys received by the Tender Agent as remarketing proceeds shall be deposited by the Tender Agent in a special trust account designated as the Remarketing Proceeds Purchase Account which the Tender Agent shall establish and use as provided in this Article and shall not be commingled with other funds held by the Tender Agent; provided that any moneys received by the Tender Agent as remarketing proceeds from Bonds remarketed to the Company or any Affiliate shall be deposited in the Company Purchase Account and applied as provided in Section 4.01(h).

         (g) DRAWINGS ON LETTER OF CREDIT FOR PURCHASE PRICE. As provided by
Section 4.01(e)(3), the Remarketing Agent shall advise the Tender Agent of the amounts to be drawn under the

Letter of Credit which are necessary for the Tender Agent to make timely payments of purchase price of tendered Bonds from remarketing proceeds Or moneys drawn under the Letter of Credit. The Tender Agent shall by 11:00 a.m. on the purchase date take all action necessary to draw on the Letter of Credit the specified amounts for receipt by the Tender Agent on the purchase date. The Tender Agent shall establish a special trust account designated as the Letter of Credit Purchase Account into which the Tender Agent shall deposit and hold in trust, uninvested and without liability for interest thereon, all such amounts received by the Tender Agent from drawings on the Letter of Credit for purchases of tendered Bonds pending application of such amounts by the Tender Agent pursuant to this Article. Any remaining amounts in the Letter of Credit Purchase Account after any application required by Section 4.01(i) shall be paid over by the Tender Agent to the Bank for the account of the Company as reimbursement for the drawing on the Letter of Credit from which such amounts were derived; provided that the Letter of Credit shall be reinstated to the extent of such reimbursement and the Tender Agent shall take all necessary action on its part pursuant to the Letter of Credit to effect such reinstatement. The Letter of Credit shall provide that the Bank shall deliver to the Tender Agent by 2:00 p.m. on the purchase date all amounts drawn on the Letter of Credit for purchases of tendered Bonds. Anything herein to the contrary notwithstanding, no amounts drawn on the Letter of Credit shall be applied to the purchase of Custody Bonds or Company Bonds.

         (h) PAYMENTS BY COMPANY. Any moneys paid by the Company pursuant to
Section 4.3 of the Financing Agreement and furnished by the Trustee to the Tender Agent for purchase of tendered Bonds shall be deposited by the Tender Agent in a special trust account designated as the Company Purchase Account which the Tender Agent shall establish and use (i) to reimburse the Bank for drawings under the Letter of Credit for such purpose or (ii) if no Letter of Credit is then held by the Tender Agent, to pay the purchase price of tendered Bonds to the selling Owners thereof.

         (i) PAYMENTS OF PURCHASE PRICE BY TENDER AGENT. On the date set for purchase of tendered Bonds and upon receipt by the Tender Agent of 100% of the aggregate purchase price of the tendered Bonds, ethe Tendeer Agent shall pay the purchase price of such Bonds to the selling Owners thereof at its Principal Office on or before 2:00 p.m. on the later of the day of surrender of such Bonds to the Tender Agent properly endorsed for transfer in blank, with all signatures guaranteed to the satisfaction of the Tender Agent, or the date designated in the notice delivered pursuant to Section 4.01(b). Such payments shall be made in immediately available funds, but solely from the following sources in the order of priority indicated, neither the Issuer, the Trustee, the Tender Agent nor the Remarketing Agent having an obligation to use funds from any other source:

                  (1) moneys held in the Remarketing Proceeds Purchase Account representing proceeds of the remarketing of such Bonds pursuant to Section 4.01(f) to any person other than the Company, any Affiliate or the Issuer;

                  (2) moneys held in the Letter of Credit Purchase Account representing proceeds of a drawing by the Tender
         Agent under the Letter of Credit for such purpose; and

                  (3) moneys held in the Company Purchase Account paid by the Company pursuant to Section 4.3 of the Financing
         Agreement and furnished by the Trustee to the Tender Agent.

         (j) Registration and Delivery of Tendered or Purchased Bonds. On the date of purchase of tendered Bonds, the Tender Agent shall register and deliver (or hold) all Bonds purchased on such date as follows:

                  (1) Bonds remarketed by the Remarketing Agent shall be registered and made available to the Remarketing Agent or the purchasers thereof in accordance with the instructions of the Remarketing Agent;

                  (2) Bonds purchased with proceeds of a drawing on the Letter of Credit shall be held by the Tender Agent as Custody Bonds pursuant to Section 4.04; and

                  (3) Bonds purchased with amounts provided by the Company shall be registered in the name of the Company and shall be held in trust by the Tender Agent on behalf of the Company and shall not be released from such trust unless the Tender Agent shall have received written instructions from the Company; provided that so long as a Letter of Credit is in epffect such Bonds shall not be remarketed or delivered to the Company unless the Letter of Credit supports the payment of such Bonds in accordance with the terms of this Indenture and the Letter of Credit.

         (k) Delivery of Bonds; Effect of Failure to Surrender Bonds. All Bonds to be purchased on any date shall be required to be delivered to the Principal Office of the Tender Agent at or before 11:00 a.m. on the purchase date. If the Owner of any Bond

(or portion thereof) that is subject to purchase pursuant to this Section 4.01 fails to deliver such Bonds to the Tender Agent for purchase on the purchase date with an appropriate endorsement for transfer or accompanied by a bond power endorsed in blank, and if such Bond is to be purchased prior to the next succeeding Interest Payment Date and after the Regular Record Date in respect thereof, a non-recourse due-bill, for interest due from the preceding Interest Payment Date to the next succeeding Interest Payment Date, and if the Tender Agent is in receipt of the purchase price therefor, such Bond (or portion thereof) shall nevertheless be deemed tendered and purchased on the day fixed for purchase theereof and ownership of such Bond (or portion thereof) shall be transferred to the purchaser thereof as provided in Section 4.01(j). Any Owner who fails to deliver such Bond for purchase on (or before) the purchase date shall have no further rights thereunder, except the right to receive the purchase price thereof upon presentation and surrender of such Bond to the Tender Agent properly endorsed for transfer in blank. The Tender Agent shall, as to any tendered Bonds which have not been delivered to it, (i) promptly notify the Remarketing Agent of such nondelivery and (ii) place a stop transfer against the serial number of such Bond(s) registered in the name of the Owner(s) on the Bond Register and specified in the notice of tender described in Section 4.01(b) until the tendered Bonds are delivered to the Tender Agent. Upon such delivery, the Tender Agent shall make any necessary adjustments to the Bond Register.

         Section 4.02. MANDATORY TENDER UPON FIXED RATE CONVERSION.

         (a) Mandatory Tender Upon Conversion. If the Bonds are to be converted to bear interest at a Fixed Rate pursuant to Section 3.03, they shall be subject to mandatory tender for purchase on the Fixed Rate Conversion Date, at a price equal to the principal amount thereof plus accrued interest to the Fixed Rate Conversion Date; provided that the Owners of any such Bonds may elect to retain their Bonds by complying with the provisions of Section 4.02(c).

         (b) Notice to Registered Owners. Any notice of conversion given to Owners pursuant to Section 3.03(f) shall, in addition to the requirements of such Section, specify:

                  (1) the Interest Payment Dates for the payment of interest on the Bonds after the Fixed Rate Conversion Date;

                  (2) that the Letter of Credit then held by the Tender Agent will expire on the Fixed Rate Conversion Date and whether there will be a Fixed Rate Letter of Credit and, if so, the issuing Bank and expiration date of such Fixed Rate Letter of Credit;

                  (3) that ratings of the Bonds, if any, by Moody's and S & P may be withdrawn or reduced from such ratings then prevailing;

                  (4) that subsequent to the Fixed Rate Conversion Date the Owners will no longer have the right to require purchase of Bonds;

                  (5) that all Outstanding Bonds are subject to mandatory tender pursuant to the provisions thereof and of this Indenture and will be purchased on the Fixed Rate Conversion Date by payment of a purchase price equal to the principal amount thereof plus accrued interest to the Fixed Interest Conversion Date, except Bonds which the Owner shall have elected to retain in accordance with Section 4.02(c);

                  (6) that the Owner shall have the right to elect to retain such Owner's Bonds by complying with the provisions of
         Section 4.02(c) (a copy of which Section shall be included in such notice); and

                  (7) the date and time by which any notice of election to retain Bonds pursuant to Section 4.02(c) must be received.

         (c) OWNER ELECTION TO RETAIN BONDS. Notwithstanding a mandatory tender pursuant to this Section, the Owners of any Bonds to be converted to bear interest at a Fixed Rate may elect to retain their Bonds by delivering to the Tender Agent at its Principal Office, for receipt not later than 5:00 p.m. on a Business Day which is not fewer than 15 days prior to the Fixed Rate Conversion Date, a written notice of such election. Such notice shall be effective upon receipt and shall:

                  (1) state that the person delivering the same is an Owner (specifying the principal amount of Bonds such Owner is electing to retain);

                  (2) acknowledge receipt of the notice of conversion and mandatory tender delivered pursuant to Sections 3.03(f) and 4.02(b); and

                  (3) direct the Tender Agent not to purchase the specified principal amount of Bonds of such Owner and specify the serial number(s) of Bond(s) which such Owner is electing to retain.

Any such notice delivered to the Tender Agent shall be irrevocable and binding upon the Owner delivering the same and all subsequent Owners of the Bonds to be retained, including any Bonds issued in exchange therefor or upon transfer thereof.

         (d) REMARKETING. At or before 4:00 p.m. on the Business Day immediately following the last day on which notices of elections to retain Bonds may be delivered to the Tender Agent pursuant to Section 4.02(c), the Tender Agent shall notify the Issuer, the Company, the Bank and the Remarketing Agent by telephone, telegraph, telecopy, telex or other similar communication, of the principal amount of Bonds to be tendered for purchase on the Fixed Rate Conversion Date. The Remarketing Agent shall use its best efforts to find purchasers for and arrange for the sale of such Bonds; provided that in no event shall the Remarketing Agent arrange for the sale of any such Bond to any person unless the Remarketing Agent has advised such person of the fact that, after the Fixed Rate Conversion Date, the Bonds will no longer be subject to tender at the option of the Owners and has received written acknowledgment from such person that he has received the notice required by Section 4.02(b). The terms of any sale arranged by the Remarketing Agent shall provide for the payment of the purchase price to the Tender Agent of the tendered Bonds in immnediately available funds at or before 11:00 a.m. on the purchase date. Anything herein to the contrary notwithstanding, the Remarketing Agent shall have no obligation to find purchasers for and arrange for the sale of Bonds on the Fixed Rate Conversion Date or to make any effort to such end, unless and to the extent the Remarketing Agent shall have expressly and specifically agreed in writing with the Issuer and the Company to perform such duties.

         (e) CERTAIN NOTICES BY REMARKETING AGENT. Subject to the provisions of
Section 4.02(d), the Remarketing Agent shall give the following notices:

                  (1) At or before 3:00 p.m. on the Business Day immediately preceding the Fixed Rate Conversion Date, the Remarketing Agent shall give notice by telephone, telegram, telecopy, telex or other similar communication to the Tender Agent, the Company and the Bank of (i) the principal amount of Bonds which have been remarketed and (ii) the principal amount of Bonds, if any, which have not been remarketed.

                  (2) At or before 3:00 p.m. on the Business Day immediately preceding the Fixed Rate Conversion Date, the Remarketings Agent shall give notice to the Tender Agent by telephone (promptly confirmed in writing) of the names, addresses and taxpayer identification numbers of the purchasers and the denominations of Bonds to be delivered to each purchaser.

         (f) PAYMENT OF REMARKETING PROCEEDS. The Remarketing Agent shall cause to be paid to the Tender Agent by 3:00 p.m. on the Fixed Rate Conversion Date, all amounts then held by the Remarketing Agent representing proceeds of the remarketing of such Bonds, such payment to be made in the manner specified in
Section 4.02(d). All such remarketing proceeds received by the Tender Agent shall be deposited in the Remarketing Proceeds Purchase Account and applied by the Tender Agent, FIRST, to reimburse the Bank for the drawing(s) on the Letter of Credit to purchase such Bonds, SECOND, if no Letter of Credit is then held by the Tender Agent, to pay the purchase price of tendered Bonds which have been remarketed, and THIRD, to pay any purchase price owing to the Company for any tendered Company Bonds which have been remarketed, provided that if the Bank has notified the Tender Agent of any other obligations then due and owing to the Bank under the Reimbursement Agreement, then such remarketing proceeds otherwise payable to the Company shall be paid to the Bank for the account of the Company.

         (g) DRAWINGS ON LETTER OF CREDIT FOR PURCHASE PRICE. The Tender Agent shall draw on the Letter of Credit, for receipt by the Tender Agent by 2:00 p.m. on the Fixed Rate Conversion Date, an amount equal to the aggregate principal amount of all Outstanding Bonds (other than any Custody Bonds or Company Bonds or Bonds retained by the Owner thereof pursuant to Section 4.02(c) hereof) plus accrued interest to the Fixed Rate Conversion Date, constituting the mandatory tender purchase price of such Bonds. The proceeds of such drawing shall be deposited into the Letter of Credit Purchase Account for application pursuant to
Section 4.02(i).

         (h) PAYMENTS BY COMPANY. Any moneys paid by the Company pursuant to
Section 4.3 of the Financing Agreement and furnished by the Trustee to the Tender Agent for purchase of tendered Bonds shall be deposited by the Tender Agent in the Company Purchase Account which the Tender Agent shall use (i) to reimburse the Bank for drawings under the Letter of Credit for such purpose or
(ii) if no Letter of Credit is then held by the Tender Agent, to pay the purchase price of tendered Bonds to the selling Owners thereof.

         (i) PAYMENTS OF PURCHASE PRICE BY TENDER AGENT. On the Fixed Rate Conversion Date the Tender Agent shall pay the purchase price of the Bonds to the selling Owners thereof at its Principal Office on or before 2:00 p.m. on the day of surrender of such Bonds to the Tender Agent properly endorsed for transfer in blank, with all signatures guaranteed to the satisfaction of the Tender Agent. Such payments shall be made in immediately available funds, but solely from the following sources in the order of priority indicated, neither the Issuer, the Trustee, the Tender Agent nor the Remarketing Agent having an obligation to use funds from any other source:

                  (1) the purchase price of Bonds (other than Custody Bonds or Company Bonds) shall be paid from moneys in the Letter of Credit Purchase Account representing proceeds of a drawing by the Tender Agent under the Letter of Credit for such purpose;

                  (2) moneys in the Remarketing Proceeds Purchase
         Account representing proceeds of the remarketing of the Bonds pursuant to Section 4.02(d) shall be applied as provided in
         Section 4.02(f); and

                  (3) moneys in the Company Purchase Account shall be applied pursuant to Section 4.02(h).

         (j) REGISTRATION AND DELIVERY OF TENDERED OR PURCHASED BONDS. On the date of purchase of tendered Bonds, the Tender Agent shall register and deliver (or hold) all Bonds purchased on such date as follows:

                  (1) Bonds remarketed by the Remarketing Agent shall be registered and made available to the Remarketing Agent or the purchasers thereof in accordance with the instructions of the Remarketing Agent;

                  (2) Bonds purchased with proceeds of a drawing on the Letter of Credit for which the Bank has not been reimbursed shall be held by the Tender Agent as Custody Bonds pursuant to Section 4.04; and

                  (3) Bonds purchased with proceeds of a drawing on the Letter of Credit for which the Bank has been reimbursed with amounts provided by the Company shall be registered in the name of the Company and shall be held in trust by the Tender Agent on behalf of the Company and shall not be released from such trust unless the Tender Agent shall have received written instructions from the Company; provided that if a Fixed Rate Letter of Credit is in effect such Bonds shall not be remarketed or delivered to the Company unless such Fixed Rate Letter of Credit supports the payment of such Bonds in accordance with the terms of this Indenture and such Fixed Rate Letter of Credit.

         (k) DELIVERY OF BONDS; EFFECT OF FAILURE TO SURRENDER BONDS. All Bonds to be purchased on the Fixed Rate Conversion Date shall be required to be delivered to the Principal Office of the Tender Agent at or before 11:00 a.m. on such date. If the Owner of any Bond (or portion thereof) that is subject to purchase pursuant to this Section fails to deliver such Bonds to the Tender Agent for purchase on the purchase date, and if the Tender Agent is in receipt of the purchase price therefor, such Bond (or portion thereof) shall nevertheless be deemed tendered and purchased on the Fixed Rate Conversion Date and registration of the ownership of such Bond (or portion thereof) shall be transferred to the purchaser thereof as provided in Section 4.02(j). Any Owner who fails to deliver such Bond for purchase on (or before) the Fixed Rate Conversion Date shall have no further rights thereunder, except the right to receive the purchase price thereof upon presentation and surrender of such Bond to the Tender Agent properly endorsed for transfer in blank. The Tender Agent shall, as to any tendered Bonds which have not been delivered to it, (i) promptly notify the Remarketing Agent of such nondelivery and (ii) place a stop transfer against the serial number(s) of such Bonds registered in the name of the Owner(s) on the Bond Register and not specified in the notice of election to retain bonds described in Section 4.02(c) until the tendered Bonds are delivered to the Tender Agent. Upon such delivery, the Tender Agent shall make any necessary adjustments to the Bond Register.

         Section 4.03. MANDATORY TENDER UPON LETTER OF CREDIT EXPIRATION.

         (a) MANDATORY TENDER UPON EXPIRATION. Bonds bearing interest at a Variable weekly Rate shall be subject to mandatory tender for purchase on the Interest Payment Date (the "mandatory tender date") immediately preceding the expiration date of the Letter of Credit then in effect in the event such Letter of Credit shall not have been extended or replaced effective on or before such Interest Payment Date in accordance with Section 7.06 or 7.07, at a price equal to the principal amount thereof plus accrued interest to the mandatory tender date; provided that the Owners of any such Bonds may elect to retain their Bonds by complying with the provisions of Section 4.03(c).

         (b) NOTICE TO REGISTERED OWNERS. In the event that, by the 35th day prior to the mandatory tender date, the Letter of Credit shall not have been extended or replaced in compliance with the conditions of Section 7.06 or Sections 7.07(b) and (c), the Tender Agent shall promptly give notice of mandatory tender pursuant to this Section 4.03 by first class mail to the Owners of all Bonds. Such notice shall state:

                  (1) the expiration date of the Letter of Credit then held by the Tender Agent;

                  (2) that ratings of the Bonds, if any, by Moody's and S & P may be withdrawn or reduced from such ratings then prevailing;

                  (3) that all Outstanding Bonds are subject to mandatory tender pursuant to the provisions thereof and of this Indenture and will be purchased on the mandatory tender date (which date shall be set forth in such notice) by payment of a purchase price equal to the principal amount thereof plus accrued interest to the mandatory tender date, except Bonds which the Owner shall have elected to retain in accordance with Section 4.03(c);

                  (4) that the Owner shall have the right to elect to retain such Owner's Bonds by complying with the provisions of
         Section 4.03(c) (a copy of which Section shall be included in such notice); and

                  (5) the date and time by which any notice of election to retain Bonds pursuant to Section 4.03(c) must be received.

         (c) OWNER ELECTION TO RETAIN BONDS. Notwithstanding a mandatory tender pursuant to this Section, the Owners of any Bonds in respect of which the Letter of Credit will expire may elect to retain their Bonds by delivering to the Tender Agent at its Principal Office for receipt not later than 5:00 p.m., on a Business Day which is not fewer than 15 days prior to the mandatory tender date, a written notice of such election. Such notice shall be effective upon receipt and shall:

                  (1) state that the person delivering the same is an Owner (specifying the principal amount and serial number(s) of Bonds such Owner is electing to retain);

                  (2) acknowledge receipt of the notice of mandatory tender delivered pursuant to Section 4.03(b); and

                  (3) direct the Tender Agent not to purchase the specified principal amount of Bonds of such Owner.

Any such notice delivered to the Tender Agent shall be irrevocable and binding upon the Owner delivering the same and all subsequent Owners of the Bonds to be retained, including any Bonds issued in exchahge therefor or upon transfer thereof.

         (d) NOTICE BY TENDER AGENT; NO REMARKETING. At or before 4:00 p.m. on the Business Day immediately following the last day on which notices of elections to retain Bonds may be delivered to the Tender Agent pursuant to
Section 4.03(c), the Tender Agent shall notify the Issuer, the Company, the Bank and the Remarketing Agent by telephone, telegraph, telecopy, telex or other similar communication, of the principal amount of Bonds to be tendered for purchase on the mandatory tender date. Anything in this Indenture to the contrary notwithstanding, the Remarketing Agent shall have no obligation to remarket Bonds for purchase after notice of mandatory tender has been given pursuant to Section 4.03(b); provided, however, that if the Remarketing Agent does remarket the Bonds prior to conversion to a Fixed Rate, then, prior to such sale, it shall obtain written acknowledgment from the purchaser thereof that such purchaser has received the notice required in Section 4.03(b) hereof.

         (e) DRAWINGS ON LETTER OF CREDIT FOR PURCHASE PRICE. The Tender Agent shall draw on the Letter of Credit by 11:00 a.m. for receipt by the Tender Agent by 1:00 p.m. on the mandatory tender date, an amount equal to the aggregate principal amount of all Bonds Outstanding (other than any Custody Bonds or Company Bonds) plus accrued interest to the mandatory tender date, constituting the mandatory tender purchase price of such Bonds. The proceeds of such drawing shall be deposited into the Letter of Credit Purchase Account for application pursuant to Section 4.03(g).

         (f) PAYMENTS BY COMPANY. Any moneys paid by the Company pursuant to
Section 4.3 of the Financing Agreement and furnished by the Trustee to the Tender Agent for purchase of tendered Bonds shall be deposited by the Tender Agent in the Company Purchase Account which the Tender Agent shall use to reimburse the Bank for drawings under the Letter of Credit for such purpose.

         (g) PAYMENTS OF PURCHASE PRICE BY TENDER AGENT. On the mandatory tender date the Tender Agent shall pay the purchase price of the Bonds to the selling Owners thereof at its Principal Office upon surrender of such Bonds to the Tender Agent properly endorsed for transfer in blank with all signatures guaranteed to the satisfaction of the Tender Agent. Such payments shall be made in immediately available funds, but solely from the following sources in the order of priority indicated, neither the Issuer, the Trustee nor the Tender Agent having an obligation to use funds from any other source:

                  (1) the purchase price of Bonds (other than Custody Bonds or Company Bonds) shall be paid from moneys in the Letter of Credit Purchase Account representing proceeds of a drawing by the Tender

         Agent under the Letter of Credit for such purpose; and

                  (2) moneys in the Company Purchase Account shall be applied pursuant to Section 4.03(f).

         (h) REGISTRATION AND DELIVERY OF TENDERED OR PURCHASED BONDS. On the mandatory tender date, the Tender Agent shall register and deliver (or hold) all Bonds purchased on such date as follows:

                  (1) Bonds purchased with proceeds of a drawing on the Letter of Credit for which the Bank has not been reimbursed shall be held by the Tender Agent as Custody Bonds pursuant to Section 4.04; and

                  (2) Bonds purchased with proceeds of a drawing on the Letter of Credit for which the Bank has been reimbursed with amounts provided by the Company shall be registered in the name of the Company and shall be held in trust by the Tender Agent on behalf of the Company and shall not be released from such trust unless the Tender Agent shall have received written instructions from the Company.

         (i) DELIVERY OF BONDS; EFFECT OF FAILURE TO SURRENDER BONDS. All Bonds to be purchased on the mandatory purchase date shall be required to be delivered to the Principal Office of the Tender Agent for receipt at or before 11:00 a.m. on such date. If the Owner of any Bond (or portion thereof) that is subject to purchase pursuant to this Section fails to deliver such Bonds to the Tender Agent for purchase on the mandatory tender date, and if the Tender Agent is in receipt of the purchase price therefor, such Bond (or portion thereof) shall nevertheless be deemed tendered and purchased on the mandatory purchase date and ownership of such Bond (or portion thereof) shall be transferred to the purchaser thereof as provided in Section 4.03(h). Any Owner who fails to deliver such Bond for purchase on (or before) the mandatory purchase date shall have no further rights thereunder, except the right to receive the purchase price thereof upon presentation and surrender of such Bond to the Tender Agent properly endorsed for transfer in blank. The Tender Agent shall, as to any tendered Bonds which have not been delivered to it, place a stop transfer against the serial number(s) of Bonds registered in the name of the Owner(s) on the Bond Register and not specified in the notice described in Section 4.03(c). The Tender Agent shall place such stop transfer(s) commencing with the lowest serial number Bond registered in the name of such Owner(s) (until stop transfers have been placed against an appropriate amount of Bonds) until the appropriate tendered Bonds are delivered to the Tender Agent. Upon such delivery, the Tender Agent shall make any necessary adjustments to the Bond Register.

         Section 4.04. Bonds Purchased With Proceeds of Letter of Credit.
                       -------------------------------------------------

         (a) CUSTODY BONDS. The Tender Agent shall hold in its custody and control for the benefit of the Bank as pledgee of the Company any Bonds purchased with proceeds of a drawing on the Letter of Credit pursuant to this Article, unless and until (1) with respect to Bonds purchased pursuant to
Section 4.01, the Tender Agent has received confirmation from the Bank to the extent contemplated by the terms of the Letter of Credit (or has otherwise complied with the terms of the Letter of Credit) that the Letter of Credit has been reinstated with respect to such drawing or (2) with respect to Bonds purchased pursuant to Section 4.02 or 4.03, the Tender Agent holds in trust for prompt delivery to the Bank remarketing proceeds equal to the amount(s) drawn under the Letter of Credit to pay the purchase price of such Bonds or the Bank has notified the Tender Agent in writing that the Bank is releasing such Bonds from such pledge. Such Bonds so held by the Tender Agent are herein called "Custody Bonds." Pending reinstatement of the Letter of Credit or release of such pledge as aforesaid, the Bank shall be entitled to receive interest payable on Custody Bonds as pledgee of the Company and such Bonds shall not be transferable or deliverable to any party (including the Company) except the Bank.

         (b) REMARKETING OF CUSTODY BONDS. The Remarketing Agent shall continue to use its best efforts to arrange for the sale of any Custody Bonds bearing interest at a Variable Weekly Rate, subject to the reinstatement of the Letter of Credit with respect to the drawing with which such Bonds were purchased, at a price equal to the principal amount thereof, plus accrued interest. This subsection shall not apply to Bonds after the Bonds have been converted to bear interest at a fixed rate or after purchase of the Bonds upon mandatory tender by reason of the expiration of the Letter of Credit.

         (c) NOTICE OF REMARKETING. On or prior to each Business Day on which any Custody Bonds that are successfully remarketed by the Remarketing Agent are to be purchased, the Remarketing Agent shall give telephonic notice, promptly confirmed in writing, to the Tender Agent, the Company and the Bank specifying:

                  (1) the Business Day on which such purchase will take place and the principal amount of Custody Bonds successfully remarketed by the Remarketing Agent, and

                  (2) to the Tender Agent only, the names, addresses and tax identification numbers of the proposed purchasers thereof.

         (d) DELIVERY OF REMARKETED CUSTODY BONDS AND PROCEEDS THEREOF. Upon reinstatement of the Letter of Credit as described in Section 4.04(b) and the sale of Custody Bonds arranged by the Remarketing Agent, the Tender Agent shall contemporaneously deliver (i) such Bonds to the Remarketing Agent for redelivery to the purchasers thereof and (ii) the proceeds of such sale to the Bank to the extent of any unpaid reimbursement obligation under the Reimbursement Agreement for the prior drawing made by the Tender Agent on the Letter of Credit in respect of the purchase of such Bonds.

         Section 4.05. NO PURCHASES AFTER CERTAIN DEFAULTS. Anything in this Indenture to the contrary notwithstanding, there shall be no purchases of Bonds pursuant to this Article if there shall have occurred any Event of Default in respect of which the principal of all Bonds Outstanding shall have been declared immediately due and payable pursuant to Section 11.02 and such declaration shall not have been annulled, and there shall be no purchase of Bonds pursuant to
Section 4.01 if there shall have occurred and be continuing an Event of Default described in Section 11.01(A), 11.01(B) or 11.01(C).

         Section 4.06. INADEQUATE FUNDS FOR TENDERS. If the funds available for purchases of Bonds pursuant to this Article are inadequate for the purchase of all Bonds tendered on any purchase date pursuant to this Article, the Tender Agent shall, after any applicable grace period: (a) return all tendered Bonds to the Owners thereof; (b) return all moneys received for the purchase of such Bonds (other than moneys provided by the Company and other than Letter of Credit proceeds, unless the Letter of Credit is reinstated with respect thereto) to the persons providing such moneys; and (c) notify the Trustee of the return of such Bonds and moneys and the failure to make payment for tendered Bonds.


                                   ARTICLE V
                               Construction Fund
                               -----------------

         Section 5.01. ESTABLISHMENT OF CONSTRUCTION FUND. The Trustee shall establish a Construction Fund for the payment of the Costs of the Project. The Construction Fund shall consist of the amounts deposited therein pursuant to this Indenture and any other amounts the Issuer may deposit therein. The amounts in the Construction Fund, until applied as hereinafter provided, shall be held as security for all Bonds Outstanding hereunder. The Trustee shall maintain a record of the income on investments and interest earned on amounts held in the Construction Fund and on proceeds of Bonds held in respect of accrued or capitalized interest held by the Trustee as Revenues. Subject to the provisions of Section 6.05, such income or interest may be expended at any time or from time to time to pay Costs of the Project in the same manner as the proceeds of Bonds deposited in the Construction Fund are expended.

         Section 5.02. Payments From Construction Fund.
                       -------------------------------

         (a) CLOSING STATEMENT. Subject to the limitations of Section 5.02(c), the Trustee is authorized to pay from the Construction Fund in connection with the issuance of the Bonds, in the amounts set forth in a closing statement signed by the Chairman or other authorized officer of the Issuer and approved by an authorized officer of the Company and the Bank, any or all costs of issuance of the Bonds, including but not limited to Trustee's fees, Letter of Credit issuance fees, placement fees, legal fees and expenses and printing costs.

         (b) REQUISITION. The Trustee shall make payments from the Construction Fund upon receipt of a requisition from the Company, executed by the Company and, with respect to payments of Costs for construction of improvements included in the Project Facilities, approved by an architect or engineer, stating:

                  (1) The Costs to which the payment relates;

                  (2) The payee and the address of the payee, which payee may be the Company in the case of work done by Company personnel and in the case of reimbursement for payments made or being made by the Company for the Issuer's account (other than payments made by way of set-off of mutual claims between the Company and the payee), and which payee may be the Trustee or Tender Agent in the case of a requisition for payment of interest on the Bonds during acquisition, construction and equipping of the Project Facilities;

                  (3) The amount of the payments to be made;

                  (4) That the payment is due, is a proper charge against the Construction Fund and has not been the subject of any previous withdrawal therefrom or any other funds representing proceeds of Bonds issued by the Issuer on the Company's behalf;

                  (5) That payment of the Costs requested by such requisition will comply with the restrictions contained in
         Section 3.4 of the Financing Agreement; and

                  (6) That no Event of Default exists and is continuing under the Indenture, the Financing Agreement or any other security document, nor any condition, event or act which, with notice or lapse of time or both, would constitute such an Event of Default.

Each requisition will be accompanied by a statement in reasonable detail listing the Costs of the Project to be paid to any contractors, materialmen or suppliers or the Costs incurred or advanced by the Company for which it is to be reimbursed. The Trustee shall retain copies or records of each requisition and shall not destroy such records without the prior consent of the Company, which consent will not be unreasonably withheld.

         Nothing contained in this Section shall impose on the Trustee any obligation to see to the proper application of the Construction Fund. In making such disbursements from the Construction Fund, the Trustee shall rely upon the requisition delivered to it and shall be relieved of any liability except as set forth in the Indenture with respect to making such disbursements.

         (c) LIMITATION ON COSTS OF ISSUANCE. The costs of issuance paid with the proceeds of the Bonds (but excluding Letter of Credit issuance fees) shall not exceed two percent (2%) of the original principal amount of the Bonds.

         (d) ENFORCEMENT BY COMPANY. The establishment of the Construction Fund shall be for the benefit of the Company, and, except during the continuance of an Event of Default hereunder, the Company may enforce payments therefrom upon compliance with the requisition procedures set forth in this Section.

         Section 5.03. EXCESS BOND PROCEEDS. Upon the completion of the Project Facilities, as evidenced by a certificate of the Company delivered to the Trustee and the Issuer, any amounts remaining in the Construction Fund (including the earnings from investments thereof) shall be deposited by the Trustee in the Construction Fund Surplus Account which the Trustee shall establish in the Construction Fund. Moneys in the Construction Fund Surplus Account (including the earnings from investments thereon) shall be applied by the Trustee to reimburse the Bank for drawings on the Letter of Credit applied to pay (i) the redemption price of Bonds on the first redemption date occurring after completion of the Project Facilities, at the applicable redemption price (provided, however, that no exercise of any option to redeem shall be required if such exercise would include the payment of a premium), or (ii) principal or interest on the Bonds; provided that, with respect to the payment of interest, the Trustee shall have received a Favorable Opinion. In addition, amounts held in the Construction Fund Surplus

Account for application under this Section (i) shall not be invested at a yield in excess of the yield on the Bonds, unless there shall have been delivered to the Trustee a Favorable Opinion of nationally recognized bond counsel with respect to such investment, or (ii) shall be invested in tax-exempt municipal securities or other investments which are not deemed "investment property" for purposes of Section 148 of the Code.


                                   ARTICLE VI
                        Revenues and Application Thereof
                        --------------------------------

         Section 6.01. REVENUES TO BE PAID OVER TO TRUSTEE. The Issuer has caused the Revenues to be paid directly to the Trustee. If, notwithstanding these arrangements, the Issuer receives any payments pursuant to the Financing Agreement (other than payments to the Issuer in accordance with Sections 5.4 and 5.5 thereof), the Issuer shall immediately pay over the same to the Trustee to be held as Revenues or otherwise applied pursuant to this Indenture. Any moneys received by the Trustee with the written stipulation that they constitute payments by the Company under Section 4.3 of the Financing Agreement corresponding to payments of purchase price of Bonds shall be identified as such and promptly paid to the Tender Agent for application pursuant to Article IV. Except as provided in the immediately preceding sentence and as otherwise specifically directed under the terms of this Indenture, all Revenues received by the Trustee shall be deposited into the General Account of the Bond Fund.

         Section 6.02. Bond Fund.
                       ---------

         (a) ESTABLISHMENT OF BOND FUND AND ACCOUNTS. There is hereby established with the Trustee and the Tender Agent as described in this Section a Bond Fund, within which there shall be established a General Account with the Trustee, a General Debt Service Account with the Tender Agent and a Letter of Credit Debt Service Account with the Tender Agent. All moneys held by the Trustee in the General Account shall be made available to the Tender Agent for deposit into the General Debt Service Account and applied in accordance with this Indenture (i) to pay the principal or redemption price of Bonds as they mature or become due, upon surrender thereof, and the interest on Bonds as it becomes payable and (ii) to reimburse the Bank for drawings on the Letter of Credit to make such payments. Any moneys paid to the Trustee by the Company for the designated purpose of paying the portion representing premium over par of the optional redemption price of Bonds after they have been converted to bear interest at a fixed rate shall be maintained in a segregated subaccount in the General Account until they constitute Available Moneys for such purpose, at which time they shall be transferred to the Tender Agent for deposit in a segregated subaccount in the General Debt Service Account until used for such purpose or otherwise applied pursuant to this Indenture; provided that if, at the time such moneys are paid to the Trustee by the Company, no Letter of Credit is held by the Tender Agent, then they shall be transferred immediately to the Tender Agent for deposit in the General Debt Service Account until used for such purpose or otherwise applied pursuant to this Indenture. All moneys received by the Tender Agent from drawings under the Letter of Credit to pay principal of, premium, if any, on (to the extent the Letter of Credit permits application to such premium) and interest on the Bonds shall be deposited in the Letter of Credit Debt Service Account and applied to such purpose.

         (b) APPLICATION OF BOND FUND. Except as otherwise provided in Section 11.11, moneys in the Bond Fund shall be applied as follows:

                  (1) Moneys in the Letter of Credit Debt Service Account shall be applied to the payment when due of principal of, premium, if any, on (but only to the extent the Letter of Credit provides for such premium) and interest on the Bonds (other than Custody Bonds or Company Bonds, for which such moneys shall not be Available Moneys).

                  (2) Moneys in the General Debt Service Account
         (including moneys transferred from the General Account) shall be applied to the following in the order of priority indicated:

                     (A) the reimbursement of the Bank when due for moneys drawn under the Letter of Credit and deposited in the Letter of Credit Debt Service Account for payment of principal of, premium, if any, on and interest on the Bonds;

                     (B) the payment of the portion representing premium over par of the optional redemption price of Bonds after conversion to a fixed rate of interest (and if the Bonds are secured by a Fixed Rate Letter of Credit), to the extent they have been designated and constitute Available Moneys for such purpose;

                     (C) when no Letter of Credit is held by the Tender Agent or when a Letter of Credit is held by the Tender Agent but insufficient funds have been received thereunder for application pursuant to Section 6.02(b)(l) or when there are insufficient Available Moneys to pay the portion representing premium over par of the optional redemption price of Bonds after conversion to a fixed rate of interest, the payment when due of principal of, premium, if any, on and interest on the Bonds, other than Company Bonds or Custody Bonds;

                      (D) the payment when due of principal of, premium, if any, on and interest on Custody Bonds;

                      (E) if the Tender Agent shall have received written notice from the Bank that any amounts are due and owing to the Bank under the Reimbursement Agreement, such payments shall be made to the Bank for the account of the Company; and

                      (F) unless all of the Outstanding Bonds are to be paid (in which case the provisions of Section 6.02(d) shall apply), the payment when due of principal of, premium, if any, on and interest on the Company Bonds.

         (c) DRAWINGS ON THE LETTER OF CREDIT. On the Business Day immediately preceding each Interest Payment Date, each redemption date and the maturity date of the Bonds, the Tender Agent shall present the requisite draft and certificate for a drawing on the Letter of Credit, if any, then held by the Tender Agent so as to receive the proceeds of such drawing to pay principal of, premium, if any, on (but only to the extent the Letter of Credit provides for such premium) and interest on the Bonds when due. In addition, the Tender Agent shall draw on the Letter of Credit in accordance with and in order to satisfy the requirements of
Section 11.02. By 5:00 p.m. on each date it presents a draw on the Letter of Credit, the Tender Agent shall give notice to the Company by telephone, promptly confirmed in writing, of the amount so drawn.

         (d) PAYMENT IN FULL. Whenever the amount in the Bond Fund available for the payment of principal or redemption price and interest in accordance with
Section 6.02(b) is sufficient to redeem all of the Outstanding Bonds and to pay interest accrued to the redemption date, the Issuer will, upon request of the Company, cause the Trustee and the Tender Agent to redeem all such Bonds on the redemption date specified by the Company pursuant to the Bonds and the Indenture. Any amounts remaining in the Bond Fund after payment in full of the principal or redemption price of and interest on the Bonds (or provision for payment thereof) and the fees, charges and expenses of the Issuer, the Trustee, the Tender Agent and the Remarketing Agent shall be paid to the person entitled thereto in accordance with Section 17.01.

         (e) CREDITS. If at any time the Trustee or the Tender Agent has funds, including funds received pursuant to the Letter of Credit, which under the provisions of this Indenture are to be applied to pay the principal or redemption price of or interest on the Bonds, the Company, to the extent that such funds are to be so applied, shall be entitled to a reduction, equal to the amount of such funds, of payments due from the Company under the Financing Agreement; provided that, in the case of funds received pursuant to the Letter of Credit, the Bank is reimbursed therefor by or on behalf of the Company.

         Section 6.03. REVENUES TO BE HELD FOR ALL BONDHOLDERS; CERTAIN EXCEPTIONS. Revenues and investments thereof in the Bond Fund shall, until applied as provided in this Indenture, be held by the Trustee or the Tender Agent for the benefit of the Owners of all Outstanding Bonds, except that any portion of the Revenues representing principal or redemption price of, and interest on, any Bonds previously matured or called for redemption in accordance with Article IX, shall be held for the benefit of the Owners of such Bonds only.

         Section 6.04. DAMAGE TO OR CONDEMNATION OF THE PROJECT FACILITIES. All proceeds of insurance on or condemnation awards respecting the Project Facilities in the event of damage to or destruction or condemnation of the Project Facilities from any cause whatsoever received by the Trustee (a) if no Event of Default hereunder has occurred and is continuing shall, at the election of the Company, be paid to the Company for application to repair or restoration of the portion of the Project Facilities which is the subject of such damage, destruction or condemnation, or, if permitted by the terms of the Bonds, to redeem the Bonds, and (b) if any Event of Default hereunder has occurred and is continuing, may at the option of the Trustee, with the consent of the Bank, be applied to the repair or restoration of the Project Facilities as aforesaid, or to the payment of the principal or redemption price of, and interest on, the Bonds then Outstanding (or to the reimbursement of the Bank for drawings on the Letter of Credit for such payment).

         Section 6.05. REBATE FUND. There is hereby established with the Trustee a Rebate Fund which shall be held separate and apart from all other Funds established under this Indenture. Promptly after each Bond Year (but not later than 30 days after the redemption, payment at maturity or other retirement of the last Bond) the Company shall instruct the Trustee in writing to transfer from the Bond Fund and the Construction Fund to the Rebate Fund, or shall otherwise pay to the Trustee for deposit into the Rebate Fund, such amounts as shall be necessary to cause the aggregate amount transferred to or otherwise deposited in the Rebate Fund to equal the Excess Investment Earnings as of the end of such Bond Year; provided that no such transfers or deposits shall be necessary if the proceeds of the Bonds are fully expended within six months of the date of issue. Withdrawals from the Rebate Fund may be made on account of negative arbitrage in other Funds, but not on account of negative arbitrage in the Rebate Fund. All amounts in the Rebate Fund, including income earned from investment of the Rebate Fund, shall be held by the Trustee free and clear of the lien of this Indenture, and the Trustee shall pay said amounts over to the United States from time to time as the Trustee shall be instructed in writing by the Company, provided that the Trustee shall so pay over to the United States: (1) not less frequently than once each five years after the Issue Date, an amount equal to 90% of the net aggregate amount transferred or deposited to or earned in the Rebate Fund during such period (and not theretofore paid to the United States or withdrawn on account of negative arbitrage in other Funds, and (2) not later than 30 days after the redemption, payment at maturity or other retirement of the last Bond, 100% of all moneys remaining in the Rebate Fund.


                                  ARTICLE VII
                                Letter of Credit
                                ----------------

         Section 7.01. LETTER OF CREDIT. The Letter of Credit is an irrevocable obligation of the Bank to pay to the Tender Agent, upon request made with respect to the Bonds and in accordance with the terms thereof, up to (a) an amount equal to the aggregate principal amount of the Outstanding Bonds sufficient (i) to pay the principal of the Bonds when due at maturity or upon redemption or acceleration or (ii) to pay the principal portion of the purchase price of Bonds tendered for purchase pursuant to the Indenture to the extent remarketing proceeds are not available for such purpose, plus (b) an amount equal to 53 days' interest accrued on the Bonds at a maximum rate of 15% per annum (i) to pay interest on the Bonds when due or (ii) to pay the accrued interest portion of the purchase price of the Bonds tendered for purchase pursuant to the Indenture to the extent remarketing proceeds are not available for such purpose. In no event will the Tender Agent be entitled to draw on the Letter of Credit with respect to Custody Bonds or Company Bonds. The Letter of Credit provides that the Bank's obligation under the Letter of Credit will be reduced to the extent of any drawing thereunder, subject to reinstatement as described therein.

         Section 7.02. DRAWINGS ON LETTER OF CREDIT.

         (a) DEBT SERVICE. The Tender Agent shall draw moneys under the Letter of Credit in accordance with the terms thereof and the provisions of Section
6.02 to the extent necessary to make timely payments of principal or redemption price of and interest on the Bonds required to be made from the Bond Fund. The proceeds of all such drawings shall be deposited in the Letter of Credit Debt Service Account.

         (b) PURCHASE PRICE. In addition, the Tender Agent shall draw moneys under the Letter of Credit in accordance with the terms thereof to the extent necessary to make timely payments of purchase price required to be made pursuant to, and in accordance with, Article IV. The proceeds of such drawings shall be deposited in the Letter of Credit Purchase Account.

         Section 7.03. REDUCTION. In each case that Bonds are redeemed or deemed to have been paid pursuant to Section 17.01, the Tender Agent shall take such action as may be permitted under the Letter of Credit to reduce the amount available thereunder (a) prior to the Fixed Rate Conversion Date, to an amount equal to the principal amount of the Bonds Outstanding, plus 53 days' interest on such principal amount computed at 15% per annum based on a 365/366-day year, as applicable, and (b) on or after the Fixed Rate Conversion Date, to an amount equal to the principal amount of the Bonds Outstanding, plus 225 days' interest thereon at the Fixed Rate based on a 360-day year.

         Section 7.04. EXPIRATION. Unless all of the conditions of Section 7.06 or Section 7.07 have been met by the times specified therein prior to the expiration of a Letter of Credit, the Tender Agent shall take all action necessary to call the Bonds for mandatory tender pursuant to Section 4.03 or extraordinary mandatory redemption pursuant to Section 9.06, as applicable, by reason of the expiration of the Letter of Credit, on the Interest Payment Date preceding such expiration date. Notice of the expiration of the Letter of Credit shall be given by the Tender Agent to Moody's (if the Bonds are then rated by Moody's) and S & P (if the Bonds are then rated by S & P).

         Section 7.05. SUBSTITUTION BY BANK. Upon reduction of the amount available under the Letter of Credit pursuant to the terms of the Letter of Credit and Section 7.03 as a result of redemption of Bonds, the Bank shall have the right, at its option, to require the Tender Agent to promptly surrender the outstanding Letter of Credit to the Bank and to accept in substitution therefor a substitute Letter of Credit in the same form, dated the date of such substitution, for an amount equal to the amount available under the Letter of Credit as so reduced, but otherwise having terms identical to the then outstanding Letter of Credit.

         Section 7.06. EXTENSION. The Company may arrange to extend the term of the Letter of Credit, provided that the extended Letter of Credit shall have a term of not less than one year (five years or such shorter period as may then remain to the final maturity of the Bonds, in the case of a Fixed Rate Letter of Credit) and shall expire on a date not less than 10 days after the last Interest Payment Date preceding such expiration date. The Company shall give the Tender Agent and the Trustee notice of such extension, no later than 60 days preceding the Interest Payment Date immediately preceding the expiration date of the Letter of Credit, and shall cause the Bank's written amendment effecting such extension to be delivered to the Tender Agent no later than 35 days immediately preceding the Interest Payment Date next preceding the expiration date of the existing Letter of Credit.

         Section 7.07. REPLACEMENT.

         (a) Upon satisfaction of the conditions set forth in Section 7.07(c) and provided that no Event of Default has occurred and is continuing hereunder, the Company may, at the close of business on any Interest Payment Date prior to the expiration of a Letter of Credit, replace such Letter of Credit with a new Letter of Credit meeting the requirements of Section 7.07(b).

         (b) Each Letter of Credit must:

                  (1) Be an irrevocable, unconditional obligation of a financial institution having capital and surplus of not less than $50,000,000;

                  (2) Subject to the conditions thereof, entitle the Tender Agent to draw upon or demand payment and receive in immediately available funds (A) prior to the Fixed Rate Conversion Date, up to an amount equal to the principal amount of the Bonds Outstanding, plus up to 53 days' accrued interest on such principal amount at a maximum rate of 15% per annum, to pay such principal of or interest on the Bonds or the purchase price of Bonds tendered for purchase, and (B) on or after the Fixed Rate Conversion Date, up to an amount equal to the principal amount of the Bonds Outstanding, plus up to 225 days' accrued interest thereon at the Fixed Rate, to pay such principal, premium and interest:

                  (3) Have a term of not less than one year (five years or such shorter period as may then remain to the final maturity of the Bonds, in the case of a Fixed Rate Letter of Credit), which term expires not less than 10 days after the last Interest Payment Date immediately preceding the expiration date of the Letter of Credit; and

                  (4) Otherwise have terms substantially identical to the Letter of Credit being replaced.

         (c) Prior to the replacement of any Letter of Credit, the following conditions shall have been met:

                  (1) The Trustee and the Tender Agent shall have received from the Company written notice of such replacement and the date thereof no later than 45 days preceding such replacement date; and

                  (2) The Trustee and the Tender Agent shall have received the following no later than 35 days preceding such replacement:

                     (i) Written confirmation from Moody's (if the Bonds are then rated by Moody's) and S & P (if the Bonds are then rated by S & P), that the ratings of the Bonds held after replacement of the Letter of Credit will be no lower than the ratings assigned by such agencies to the Bonds prior to such replacement;

                     (ii) The form of an opinion of Counsel for the issuer of the replacement Letter of Credit that such Letter of Credit constitutes a legal, valid and binding obligation of the issuer in accordance with its terms; and

                     (iii) A Favorable Opinion with respect to such replacement.

                  (3) The Tender Agent shall have received the original replacement Letter of Credit no later than 35 days preceding such replacement.

         (d) Upon receipt by the Tender Agent of the new Letter of Credit and satisfaction of all other conditions set forth in Section 7.07(c)(2), the Tender Agent shall immediately notify the issuer of the Letter of Credit being replaced that such Letter of Credit is being replaced by a new Letter of Credit, and on the effective date of the replacement Letter of Credit the replaced Letter of Credit shall be promptly surrendered to the issuer thereof for cancellation.

         Section 7.08. NOTICES OF SUBSTITUTION, EXTENSION OR REPLACEMENT.

         (a) The Tender Agent shall, at least 15 Business Days prior to the proposed replacement of a Letter of Credit with a new Letter of Credit pursuant to Section 7.07, give notice thereof to the Bondholders by mailing notice to the Owners of Bonds.

         (b) The Tender Agent shall, within 30 days after the extension of the term of the Letter of Credit pursuant to Section 7.06 or the substitution of a Letter of Credit pursuant to Section 7.05, give notice thereof by mailing written notice to the Owners of the Bonds.

         (c) The Tender Agent shall promptly give notice of any proposed substitution, extension or replacement of a Letter of Credit to the Issuer, the Trustee and the Remarketing Agent and to Moody's (if the Bonds are then rated by Moody's) and S & P (if the Bonds are then rated by S & P).

         Section 7.09. FIXED RATE LETTER OF CREDIT. Not later than 35 days prior to the effective date of conversion of the interest on the Bonds to a Fixed Rate, the Company may, at its option, provide for the delivery to the Tender Agent of a Fixed Rate Letter of Credit which shall be effective on the Fixed Rate Conversion Date and may terminate not less than five years (or such shorter period as may then remain to the final maturity of the Bonds) and 10 days thereafter. The Fixed Rate Letter of Credit shall be an irrevocable letter of credit of a Bank to pay the Tender Agent, upon request and in accordance with the terms thereof, up to (a) an amount sufficient to pay the principal of the Outstanding Bonds when due whether at stated maturity or upon redemption or acceleration, plus (b) an amount equal to 225 days' interest on the Outstanding Bonds (i) until a Fixed Rate has been determined at an assumed rate of interest estimated by the Remarketing Agent to be at least equal to the Minimum Fixed Rate to be determined pursuant to Section 3.03(e), and (ii) from and after the determination of a Fixed Rate, at the Fixed Rate to pay interest accrued on the Bonds at the Fixed Rate on or prior to the expiration date of such Fixed Rate Letter of Credit. Upon the determination of a Fixed Rate, the Bank issuing the Fixed Rate Letter of Credit shall have the right pursuant to Section 7.11 hereof, to substitute for the outstanding Fixed Rate letter of Credit a substitute Fixed Rate Letter of Credit conforming to the requirements of this Section. On or prior to the date of the delivery of the Fixed Rate Letter of Credit to the Tender Agent, the Company shall furnish to the Trustee and the Tender Agent a Favorable Opinion stating that the delivery of such Fixed Rate Letter of Credit is authorized under this Indenture and complies with the terms hereof. Nothing in this Section shall limit the Company's rights to provide any other credit enhancement device or other security for the payment of the Bonds.

         Section 7.10. OTHER CREDIT ENHANCEMENT; NO CREDIT ENHANCEMENT. After a mandatory purchase of Bonds in anticipation of expiration of a Letter of Credit, nothing in this Indenture shall limit the Company's right to provide other credit enhancement (such as a letter of credit not meeting the requirements of Section 7.07, bond insurance or a standby bond purchase agreement) or no credit enhancement as security for the

Bonds; provided, however, that any such credit enhancement shall have administrative provisions reasonably satisfactory to the Trustee.

         Section 7.11. SUBSTITUTION FOR INITIAL FIXED RATE LETTER OF CREDIT. Upon the determination of a Fixed Rate by the Remarketing Agent pursuant to
Section 3.03(e) hereof, the Bank issuing the Fixed Rate Letter of Credit in an amount sufficient to pay principal and 225 days' interest on the Outstanding Bonds at an assumed rate of interest described in Section 7.09(b)(i) hereof shall have the right, at its option, to require the Tender Agent to promptly surrender the outstanding Fixed Rate Letter of Credit to the Bank and to accept in substitution therefor a substitute Fixed Rate Letter of Credit in the same form, dated the date of such substitution, for an amount sufficient to pay principal and 225 days' interest on the Outstanding Bonds at the Fixed Rate.


                                  ARTICLE VIII
                         INVESTMENT OR DEPOSIT OF FUNDS

         Section 8.01. DEPOSITS AND SECURITY THEREFOR. All moneys received by the Trustee or the Tender Agent under this Indenture shall be deposited with the Trustee, until or unless invested or deposited as provided in Section 8.02.

         Section 8.02. INVESTMENT OR DEPOSIT OF FUNDS.

         (a) CONSTRUCTION FUND. The Trustee shall, at the request and direction (which may be telephonic, confirmed in writing) of the Company, invest moneys held in the Construction Fund in obligations of the type described below, or deposit such moneys in time accounts (including accounts evidenced by time certificates of deposit) maintained with the commercial department of the Trustee, secured as provided in Section 8.01 and under the terms permitted by applicable law; provided that all investments shall mature, or be subject to redemption by the holder at not less than the principal amount thereof or the cost of acquisition, whichever is lower, and all deposits in time accounts shall be subject to withdrawal, not later than the date when the amounts will foreseeably be needed for purposes of this Indenture. The investments of the Construction Fund permitted under this Section 8.02 are (i) obligations issued or guaranteed by the United States of America; (ii) obligations issued or guaranteed by any person controlled or supervised by and acting as an instrumentality of the United States of America pursuant to authority granted by the Congress of the United States; (iii) commercial or finance company paper receiving the highest rating of any nationally recognized rating service; (iv) certificates of deposit of, and bankers' acceptances drawn on and accepted by, any bank organized and doing business under the laws of the United States of America or any state of the United States of America having a rating of its unsecured, senior debt obligations within one of the three highest rating categories by any nationally recognized rating service; and (v) obligations issued or guaranteed by any state of the United States or the District of Columbia, any political subdivision or instrumentality of any state, or by any political subdivision of any state or political subdivision rated within one of the three highest rating categories by any nationally recognized rating service (unless otherwise consented to by the Bank). The Trustee may purchase shares of an investment company, mutual fund, investment fund or similar fund whose sole assets are of a type described in the immediately preceding sentence.

         (b) BOND FUND AND REBATE FUND. At the direction of the Company (which may be telephonic, confirmed in writing), the Trustee shall invest moneys held by the Trustee in the Bond Fund and the Rebate Fund in (i) obligations issued or guaranteed by the United States of America and (ii) obligations issued or guaranteed by any person controlled or supervised by and acting as an instrumentality of the United States of America, in either case maturing or subject to redemption by the holder at not less than the principal amount thereof or the cost of acquisition, whichever is lower, on or before the date or dates when the payments for which such moneys are held are to become due. Moneys held by the Tender Agent in the Bond Fund or any other account shall not be invested and the Tender Agent shall not be liable for the payment of interest thereon.

         (c) INCOME. The interest and income received upon such investments of the Construction Fund, the Bond Fund or the Rebate Fund and any profit or loss resulting from the sale of any such investments shall be added or charged to the respective Fund. In the case of the Bond Fund, such interest or income received or paid shall be held in the Bond Fund with a corresponding credit against the Company's obligation to make lease payments under the Financing Agreement.

         (d) INVESTMENT AT DISCRETION OF TRUSTEE. If the Company shall not give directions as to investment of money held by the Trustee in the Construction Fund or the Bond Fund, or if an Event of Default has occurred and is continuing hereunder, the Trustee shall, at its option, (i) maintain the investments pursuant to the most recent direction of the Company or (ii) make such investments in obligations of the type described in Section 8.02(a)(v) as permitted under applicable law as it deems advisable; provided that in no event shall it invest in securities issued by or obligations of, or guaranteed by, the

Issuer, the Company or any affiliate or agent of either of the foregoing.


                                   ARTICLE IX
                              Redemption of Bonds
                              -------------------

         Section 9.01. BONDS SUBJECT TO REDEMPTION; SELECTION OF BONDS TO BE CALLED FOR REDEMPTION. The Bonds are subject to redemption prior to maturity as provided in the form of Bonds hereinbefore recited. Except as otherwise provided herein or in the Bonds, if less than all the Bonds are to be redeemed, the particular Bonds to be called for redemption shall be selected by lot or by such other method as the Tender Agent deems fair and appropriate; provided that any Custody Bonds shall be redeemed first to the extent redemption moneys are available therefor. On or prior to the Fixed Rate Conversion Date, the Tender Agent shall treat any Bond of a denomination greater than $100,000 as representing that number of separate Bonds each of the denomination of $100,000 as can be obtained by dividing the actual principal amount of such Bond by $100,000. After the Fixed Rate Conversion Date, the Tender Agent shall treat any Bond of a denomination greater than $5,000 as representing that number of separate Bonds each of the denomination of $5,000 as can be obtained by dividing the actual principal amount of such Bond by $5,000. The Company on behalf of the Issuer shall direct the Tender Agent to call Bonds for optional redemption when and only when and to the extent that (a) the Company has itself notified the Trustee and the Tender Agent of a corresponding prepayment made or proposed to be made under the Financing Agreement, or (b) there are otherwise sufficient moneys in the Bond Fund to redeem the Bonds pursuant to Article XVII. So long as a Letter of Credit is held by the Tender Agent, the Tender Agent shall only call Bonds for optional redemption if (i) it holds moneys in the Bond Fund available for payment of the Bonds to be redeemed pursuant to Section 6.02(b) or (ii) the Bank has consented to such optional redemption. Notice of any optional redemption shall specify the principal amount of Bonds to be redeemed and the redemption date.

        Section 9.02.  NOTICE OF REDEMPTION.

         (a) When required to redeem Bonds under any provision of this Indenture, or when directed to do so by the Company on behalf of the Issuer, the Tender Agent shall cause notice of the redemption to be given not more than 60 days and not less than 30 days prior to the redemption date by mailing copies of such notice of redemption by first class mail, postage prepaid, to all Owners of Bonds to be redeemed at their registered addresses and also to S & P and Moody's, if they rated the Bonds, and to THE BOND BUYER, or their respective successors, if any, but failure to mail any such notice or defect in the mailing thereof in respect of any Bond shall not affect the validity of the redemption of any other Bond with respect to which notice was properly given. Each such notice shall be dated and shall be given in the name of the Issuer and shall state the following information:

                  (i) the identification numbers, as established under the Indenture, and the CUSIP numbers, if any, of the Bonds being redeemed, provided that any such notice shall state that no representation is made as to the correctness of CUSIP numbers either as printed on such Bonds or as contained in the notice of redemption and that reliance may be placed only on the identification numbers contained in the notice or printed on such Bonds;

                  (ii) any other descriptive information needed to identify accurately the Bonds being redeemed, including, but not limited to, the original issuance date and maturity date of, and interest rate on, such Bonds;

                  (iii) in the case of partial redemption of any Bonds, the respective principal amounts thereof to be redeemed;

                  (iv) the redemption date;

                  (v) the redemption price;

                  (vi) that on the redemption date the redemption price will become due and payable upon each such Bond or portion thereof called for redemption, and that interest thereon shall cease to accrue from and after said date; and

                  (vii) the place where such Bonds are to be surrendered for payment of the redemption price, which place of payment shall be the principal corporate trust office of the Tender Agent.

In addition, the Tender Agent shall at all reasonable times make available to any interested party complete information as to Bonds which have been redeemed or called for redemption.

(b) In addition to the foregoing notice, further notice of any redemption of Bonds hereunder shall be given by the Tender Agent in accordance with then-current guidelines of the Securities and Exchange Commission and to such other addresses as the Company may designate. Such further notice shall contain the information required in clause (a) above. Failure to give all or any portion of such further notice shall not in any manner defeat the effectiveness of a call for redemption if notice thereof is given to the Bondholders as prescribed in clause (a) above.

         (c) If at the time of mailing of notice of any optional redemption the Issuer shall not have deposited moneys in the Bond Fund available for payment pursuant to Section 6.02(b) sufficient to redeem all the Bonds called for redemption, such notice shall state that it is conditional in that it is subject to the deposit of the redemption moneys in the Bond Fund available for payment pursuant to Section 6.02(b) not later than the redemption date, and such notice shall be of no effect unless such moneys are so deposited.

         Section 9.03. PAYMENT OF REDEMPTION PRICE. If (a) unconditional notice of redemption has been duly given or duly waived by the Owners of all Bonds called for redemption or (b) conditional notice of redemption has been so given or waived and the redemption moneys have been duly deposited with the Tender Agent, then in either such case the Bonds called for redemption shall be payable on the redemption date at the applicable redemption price. Payment of the redemption price together with accrued interest shall be made by the Tender Agent, out of Available Moneys for so long as the Letter of Credit is held by the Tender Agent and otherwise out of Revenues or other funds deposited for such purpose, to or upon the order of the owners of the Bonds called for redemption upon surrender of such Bonds. Upon the payment of the redemption price of Bonds being redeemed, each check or other transfer of funds issued for such purpose shall bear the CUSIP number identifying, by issue and maturity, the Bonds being redeemed with the proceeds of such check or other transfer. So long as a Letter of Credit is held by the Tender Agent, upon redemption of less than all of the Bonds pursuant to this Indenture, the Tender Agent shall furnish to the Bank a notice in the form required by the terms of the Letter of Credit for reducing the amount available thereunder with respect to the Bonds which have been redeemed as required by Section 7.03, and, upon a redemption of all of the Bonds pursuant to this Indenture, shall surrender the Letter of Credit to the Bank for cancellation.

         Section 9.04. BONDS REDEEMED IN PART. Any Bond which is to be redeemed only in part shall be surrendered at a place stated for the surrender of Bonds called for redemption in the notice provided for in Section 9.02 (with due endorsement by, or a written instrument of transfer in form satisfactory to the Tender Agent duly executed by, the Owner thereof or his attorney duly authorized in writing and with guaranty of signature satisfactory to the Tender Agent) and the Issuer shall execute and the Tender Agent shall authenticate and deliver to the Owner of such Bond without service charge, a new Bond or Bonds, of any authorized denomination as requested by such Owner in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Bond so surrendered.

         Section 9.05. SPECIAL MANDATORY REDEMPTION. The Bonds shall be redeemed if a Determination of Taxability (such term being used herein as defined in the form of Bond recited in this Indenture) occurs, the date and price for such redemption to be determined in accordance with the provisions therefor contained in the form of Bond recited in this Indenture. The Company shall be deemed to have been given the "opportunity to contest" for purposes of a special mandatory redemption of the Bonds if it has been given (i) written notice by any owner or former owner of a Bond or the Trustee of the receipt by any such owner from the Internal Revenue Service of a statutory notice of deficiency or similar notice (a copy of which shall be delivered to the Company with such written notice) which claims in effect that interest on such Bond is includible in such owner's gross income for federal income tax purposes and (2) 120 days after receipt of such notice to notify such owner in writing of the Company's election to contest, which, if exercised, shall be accompanied by (i) an opinion of nationally recognized bond counsel to the effect that there is a reasonable basis for such contest and (ii) a written agreement of the Company to pay on demand all costs and expenses (including reasonable attorneys' fees) which such owner may incur in such contest. If such election is not so made within 120 days as aforesaid, the Company's right to contest shall terminate. If the Trustee receives written notice from any source that a Determination of Taxability has occurred or that circumstances exist which might reasonably be expected to result in a Determination of Taxability, the Trustee shall forthwith consult with the Issuer and the Company and thereafter (in the case of an occurrence of a Determination of Taxability) proceed to enforce payments under the Financing Agreement in respect of the necessary redemption price and to redeem the Bonds as soon as practicable after the date the Trustee first receives written notice of the Determination of Taxability. In making any determination in respect of the occurrence of a Determination of Taxability or a redemption relating thereto, the Trustee may rely on an opinion of Counsel.

         Section 9.06. EXTRAORDINARY MANDATORY REDEMPTION. If the rate of interest on the Bonds has been converted to a Fixed Rate and in connection with such conversion a Fixed Rate Letter of Credit has been delivered to the Tender Agent, then the Bonds shall be redeemed, at a price equal to the principal amount thereof plus accrued interest to the redemption date, on the Interest Payment Date immediately preceding the expiration date of the Fixed Rate Letter of Credit then in effect, if such Letter of Credit shall not have been extended or replaced in accordance with Section 7.06 or Section 7.07(b) and (c).

         Section 9.07. [Intentionally Omitted.]

         Section 9.08. OPTIONAL REDEMPTION AFTER FIXED RATE CONVERSION DATE. After the rate of interest on the Bonds has been converted to a Fixed Rate, the Bonds shall not be subject to optional redemption upon each Interest Payment Date, but shall be subject to redemption prior to maturity at the option of the Issuer, upon the direction of the Company, in whole or in part, on and after the dates and at the redemption prices set forth below:


                                          Redemption Price as
        Commencement of                   percentage of principal
        Redemption Period                 (plus accrued interest)
        -----------------                 -----------------------

        Tenth anniversary of                      103%
        Fixed Rate Conversion Date
        Eleventh anniversary of                   102%
        Fixed Rate Conversion Date
        Twelfth anniversary of                    101%
        Fixed Rate Conversion Date
        Thirteenth anniversary of                 100%
        Fixed Rate Conversion Date


                                   ARTICLE X
                             Covenants of the Issuer
                             -----------------------

         Section 10.01. PAYMENT OF PRINCIPAL OF AND INTEREST ON BONDS. The Issuer shall promptly pay or cause to be paid the principal or redemption price of, and the interest on, every Bond issued hereunder according to the terms thereof, but shall be required to make such payment or cause such payment to be made only out of Revenues.

         Section 10.02. EXISTENCE; COMPLIANCE WITH LAWS. The Issuer shall maintain its existence; shall use its best efforts to maintain and renew all its rights, powers, privileges and franchises; and shall comply with all valid and applicable laws, acts, rules, regulations, permits, orders, requirements and directions of any legislative, executive, administrative or judicial body relating to the Issuer s participation in the Project or the issuance of the Bonds.

         Section 10.03. ENFORCEMENT OF FINANCING AGREEMENT; PROHIBITION AGAINST AMENDMENTS; NOTICE OF DEFAULT. The Issuer shall require the Company to perform its obligations under the Financing Agreement. So long as no Event of Default hereunder shall have occurred and be continuing, the Issuer may exercise all its rights under the Financing Agreement, including the right to amend the same pursuant to
Section 16.03. The Issuer shall give prompt notice to the Trustee of any default known to the Issuer under the Financing Agreement.

         Section 10.04. FURTHER ASSURANCES. Except to the extent otherwise provided in this Indenture, the Issuer shall not enter into any contract or take any action by which the rights of the Trustee or the Bondholders may be impaired and shall, from time to time, execute and deliver such further instruments and take such further action as may be required to carry out the purposes of this Indenture.

         Section 10.05. BONDS NOT TO BECOME ARBITRAGE BONDS. The Issuer covenants to the holders of the Bonds that, notwithstanding any other provision of this Indenture or any other instrument, it will neither make nor permit to be made any investment or other use of the proceeds of the Bonds which, if such investment or use had been reasonably expected on the date of issue of the Bonds, would have caused the Bonds to be arbitrage bonds under Section 148 of the Code and the rules and regulations thereunder, and it further covenants that it will comply with the requirements of such Section, rules and regulations. The foregoing covenants shall extend throughout the term of the Bonds, to all funds created under this Indenture and all moneys on deposit to the credit of any such fund, and to any other amounts which are Bond proceeds for purposes of Section 148 of the Code and the rules and regulations thereunder.

         Section 10.06. ARBITRAGE REBATE CERTIFICATE. The Issuer shall cause the Company, within 30 days after the end of such Bond Year, to determine the Excess Investment Earnings and deliver to the Trustee (i) a certificate stating the Excess Investment Earnings for the preceding Bond Year and (ii) moneys for deposit into the Rebate Fund (or instructions for the Trustee to transfer to the Rebate Fund moneys representing available arbitrage earnings, if any, in the Construction Fund or the Bond fund) in an aggregate amount equal to the Excess Investment Earnings, if any. The Issuer shall cause the Company to instruct the Trustee to withdraw from the Rebate Fund and pay over to the United States (1) not less frequently than once each five years after the date of original delivery and payment for the Bonds, an amount equal to 90% of the net aggregate amount of Excess Investment Earnings deposited into the Rebate Fund during such period, plus all investment earnings on amounts on deposit in the Rebate Fund during such period (and not theretofore paid to the United States), and (2) not later than 30 days after the redemption, payment at maturity or other retirement of the last Bond, 100% of all moneys in the Rebate Fund.

         Section 10.07. FINANCING STATEMENTS. The Issuer shall cause this Indenture or financing statements relating hereto to be filed, in such manner and at such places as may be required by law to protect the security of the holders of the Bonds and the right, title and interest of the Trustee in and to the Trust Estate or any part thereof. From time to time, the Trustee may, but shall not be required to, obtain an opinion of Counsel setting forth what, if any, actions by the Issuer or Trustee should be taken to preserve such security. The Issuer shall execute or cause to be executed any and all further instruments as may be required by law or as shall reasonably be requested by the Trustee for such protection of the interests of the Bondholders, and shall furnish satisfactory evidence to the Trustee of filing and refiling of such instruments and of every additional instrument which shall be necessary to preserve the lien of the Indenture upon the Trust Estate or any part thereof until the principal of and interest on the Bonds issued hereunder shall have been paid. The Trustee shall execute or join in the execution of any such further or additional instrument and file or join in the filing thereof at such time or times and in such place or places as it may be advised by an opinion of Counsel will preserve the lien of this Indenture upon the trust estate or any part thereof until the aforesaid principal and interest shall have been paid.



                                   ARTICLE XI
                         Events of Default and Remedies
                         ------------------------------

         Section 11.01. EVENTS OF DEFAULT. Each of the following shall be an "Event of Default" hereunder:

         A. If payment of the principal or redemption price of any Bond is not made when it becomes due and payable at maturity or upon call for redemption; or

         B. If payment of any interest on any Bond is not made within three (3) Business Days of the date when it becomes due and payable; or

         C. If payment of the purchase price of any Bond tendered pursuant to
Article IV is not made within three (3) Business Days of the date when it becomes due and payable; or

         D. If the Issuer shall fail or refuse to comply with the provisions of the Act relating to the Bonds or the Project or with any of its covenants hereunder and such failure or refusal shall continue for a period of 30 days after notice thereof has been given to the Issuer and the Company by the Trustee, unless such failure is of such nature that it can be corrected but not within 30 days, and provided that the Issuer shall have commenced to cure such default within such 30 day period and shall complete such cure as quickly as reasonably possible with the exercise of due diligence.

         E. If an Event of Default as defined in the Financing Agreement occurs; or

         F. If the Trustee and the Tender Agent receive notice from the Bank (i) that an Event of Default as defined in the Reimbursement Agreement has occurred and is continuing and (ii) requesting the Trustee to declare the principal of the Outstanding Bonds immediately due and payable; or

         G. If the Trustee and the Tender Agent receive notice from the Bank prior to the 10th day following a drawing under the Letter of Credit for payment of interest on Bonds which remain Outstanding after the application of the proceeds of such drawing, that the Letter of Credit will not be reinstated with respect to such interest.

         Section 11.02. ACCELERATION AND ANNULMENT THEREOF.

         (a) ACCELERATION AND DRAW ON LETTER OF CREDIT. If any Event of Default occurs, the Trustee may, and upon request of the Owners of a majority (100% in the case of an Event of Default under Section 11.01(D)) in principal amount of all Bonds then Outstanding or upon the occurrence of an Event of Default described in Section 11.01(F) or 11.01(G) the Trustee shall, by notice in writing to the Issuer, the Company, the Tender Agent and the Bank, declare the principal of all Bonds then Outstanding to be immediately due and payable; provided that the Trustee shall not declare the principal of Bonds or the payments under the Financing Agreement immediately due and payable as a result of an Event of Default described in Section 11.01(E) without the prior written consent of the Bank. Upon such declaration the said principal, together with interest accrued thereon, shall become due and payable immediately at the place of payment provided therein, anything in the Indenture or in the Bonds to the contrary notwithstanding. Upon any declaration of acceleration hereunder, the Trustee shall immediately exercise such rights as it may have under the Financing Agreement to declare all payments thereunder to be due and payable immediately, and direct the Tender Agent to draw immediately upon the Letter of Credit to the extent permitted by the terms thereof (such drawing to include amounts in respect of interest accruing on the Bonds through the date payment of such drawing by the Bank is due). Upon receipt by the Tender Agent of payment of the full amount drawn on the Letter of Credit and provided sufficient moneys are available in the Bond Fund to pay pursuant to Section 6.02(b) all sums due on the Bonds, (i) interest on the Bonds shall cease to accrue as provided in
Section 17.03 and (ii) the Bank shall be subrogated to the right, title and interest of the Trustee and the Tender Agent and the Bondholders in and to the

Financing Agreement, all funds held under this Indenture (except any funds held in the Bond Fund which are identified for the payment of the Bonds and any funds held in the Rebate Fund) and any other security held for the payment of the Bonds, all of which, upon payment of any fees and expenses due and payable to the Trustee, the Tender Agent and the Remarketing Agent pursuant to the Financing Agreement or this Indenture, shall be assigned by the Trustee to the Bank for the account of the Company.

         (b) ANNULMENT. If, after the principal of the Bonds has been so declared to be due and payable, all arrears of principal of and interest on the Bonds Outstanding are paid by the Issuer, and the Issuer also performs all other things in respect of which it may have been in default hereunder and pays the reasonable charges of the Trustee, the Tender Agent, the Bondholders and any trustee appointed under the Act, including reasonable attorneys' fees, then, and in every such case, the Owners of a majority in principal amount of the Bonds then Outstanding, by notice to the Issuer and to the Trustee, may annul such declaration and its consequences, and such annulment shall be binding upon the Trustee and the Tender Agent and upon all Owners of the Bonds; provided that the Trustee shall not annul any declaration resulting from (a) any Event of Default specified in Section 11.01(F) or 11.01(G) without the prior written consent of the Bank or (b) any Event of Default which has resulted in a drawing under the Letter of Credit unless the Tender Agent has received written confirmation from the Bank that the amount available under the Letter of Credit has been reinstated (i) prior to the Fixed Rate Conversion Date, to an amount equal to the principal of the Bonds Outstanding, plus 53 days' interest thereon at 15% per annum, and (ii) after the Fixed Rate Conversion Date, to an amount equal to the principal of the Bonds Outstanding, plus 225 days' interest thereon at the Fixed Rate. No such annulment shall extend to or affect any subsequent default or impair any right or remedy consequent thereon. The Trustee shall forward a copy of any notice from Bondholders received by it pursuant to this paragraph to the Company.

         Section 11.03. OTHER REMEDIES. If any Event of Default occurs and is continuing, the Trustee, before or after declaring the principal of the Bonds immediately due and payable, may enforce each and every right granted to it under the Financing Agreement and any supplements or amendments thereto and may apply any Revenues or moneys in the Construction Fund held by the Trustee to the payment of the principal of or interest on the Bonds. In exercising such rights and the rights given the Trustee under this Article, the Trustee shall take such action as, in the judgment of the Trustee applying the standards described in
Section 12.06, would best serve the interests of the Bondholders.

         Section 11.04. LEGAL PROCEEDINGS BY TRUSTEE. If any Event of Default has occurred and is continuing, the Trustee in its discretion may, and upon the written request of Owners of a majority in principal amount of all Bonds then Outstanding and receipt of indemnity to its satisfaction shall, in its own name:

         (a) By mandamus, or other suit, action or proceeding at law or in equity, enforce all rights of the Bondholders, including the right to require the Issuer to enforce any rights under the Financing Agreement and to require the Issuer to carry out any other provisions of this Indenture for the benefit of the Bondholders and to perform its duties under the Act;

         (b) Bring suit upon the Bonds;

         (c) By action or suit in equity require the Issuer to account as if it were the trustee of an express trust for the Bondholders; and

         (d) By action or suit in equity enjoin any acts or things which may be unlawful or in violation of the rights of the Bondholders.

If an Event of Default under Section 11.OlE occurs and is continuing, the Trustee in its discretion may, and (i) upon the written request of Owners of a majority in principal amount of all Bonds Outstanding, receipt of indemnity to its satisfaction and (if the Letter of Credit is held by the Tender Agent on such date) the consent of the Bank, or (ii) (if the Letter of Credit is held by the Tender Agent on such date) at the direction of the Bank, shall, enforce each and every right granted to it as assignee of the Financing Agreement.

         Section 11.05. DISCONTINUANCE OF PROCEEDINGS BY TRUSTEE. If any proceeding commenced by the Trustee on account of any default is discontinued or is determined adversely to the Trustee, then the Issuer, the Trustee, the Tender Agent, the Bondholders, the Company and the Bank shall be restored to their former positions and rights hereunder as though no such proceedings had been commenced.

         Section 11.06. BONDHOLDERS MAY DIRECT PROCEEDINGS. The Owners of a Majority in principal amount of the Bonds Outstanding hereunder shall have the right, after furnishing indemnity satisfactory to the Trustee, to direct the method and place of conducting all remedial proceedings by the Trustee hereunder, provided that such direction shall not be in conflict with any rule of law or with this Indenture or unduly prejudice the rights of minority Bondholders.

         Section 11.07. LIMITATIONS ON ACTIONS BY BONDHOLDERS. No Bondholder shall have any right to pursue any remedy hereunder or under the Financing Agreement unless:

         (a) the Trustee shall have been given written notice of an Event of Default,

         (b) Owners of at least a Majority in principal amount of all Bonds then Outstanding shall have requested the Trustee, in writing, to exercise the powers hereinabove granted or to pursue such remedy in its or their name or names,

         (c) the Trustee shall have been offered indemnity satisfactory to it against costs, expenses and liabilities, and

         (d) the Trustee shall have failed to comply with such request within a reasonable time.

Notwithstanding the foregoing provisions of this Section or any other provision of this Indenture, the obligation of the Issuer shall be absolute and unconditional to pay hereunder, but solely from the Revenues and other funds pledged under this Indenture, the principal or redemption price of, and interest on, the Bonds to the respective Owners thereof on the respective due dates thereof, and nothing herein shall affect or impair the right of action, which is absolute and unconditional, of such owners to enforce such payment.

         Section 11.08. TRUSTEE MAY ENFORCE RIGHTS WITHOUT POSSESSION OF BONDS. All rights under the Indenture and the Bonds may be enforced by the Trustee without the possession of any Bonds or the production thereof at the trial or other proceedings relative thereto, and any proceeding instituted by the Trustee shall be brought in its name for the ratable benefit of the holders of the Bonds.

         Section 11.09. REMEDIES NOT EXCLUSIVE. No remedy herein conferred is intended to be exclusive of any other remedy or remedies, and each remedy is in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute, including the right of the Bondholders to have a receiver appointed pursuant to the lien created by Section 103.250 of the Kentucky Revised Statutes.

         Section 11. 10. DELAYS AND OMISSIONS NOT TO IMPAIR RIGHTS. No delays or omission in respect of exercising any right or power accruing upon any default shall impair such right or power or be a waiver of such default, and every remedy given by this Article may be exercised from time to time and as often as may be deemed expedient.

         Section 11.11. APPLICATION OF MONEYS IN EVENT OF DEFAULT. Any moneys received by the Trustee under this Article shall be applied in the following order (provided that any moneys received by the Trustee from a drawing on the Letter of Credit shall be applied to the extent permitted by the terms thereof only as provided in clause (c) below with respect to Bonds other than Custody Bonds or Company Bonds):

         (a) To the payment of any amount required pursuant to Section 6.05;

         (b) To the payment of the costs of the Trustee and the Tender Agent, including counsel fees, any disbursements of the Trustee and the Tender Agent with interest thereon and their reasonable compensation;

         (c) To the payment of principal or redemption price (as the case may be) and interest then owing on the Bonds, and in case such moneys shall be insufficient to pay the same in full, then to the payment of principal or redemption price and interest ratably, without preference or priority of one over another or of any installment of interest over any other installment of interest; and

         (d) To the payment of costs and expenses of the Issuer, including counsel fees, incurred in connection with the Event of Default.

The surplus, if any, remaining after the application of the moneys as set forth above shall, to the extent of any unreimbursed drawing under the Letter of Credit, or other obligations owing by the Company to the Bank under the Reimbursement Agreement, be paid to the Bank. Any remaining moneys shall be paid to the Company or the person lawfully entitled to receive the same as a court of competent jurisdiction may direct.

         Section 11.12. TRUSTEE'S RIGHT TO APPOINT RECEIVER; COMPLIANCE WITH ACT. As provided by the Act, the Trustee shall be entitled as of right to the appointment of a receiver; and the Trustee, the Bondholders and any receiver so appointed shall have such rights and powers and be subject to such limitations and restrictions as are contained in the Act.

         Section 11.13. TRUSTEE AND BONDHOLDERS ENTITLED TO ALL REMEDIES UNDER ACT. It is the purpose of this Article to provide such remedies to the Trustee and the Bondholders as may be lawfully granted under the provisions of the Act (subject to the rights of the Bank), but should any remedy herein granted be held unlawful, the Trustee and the Bondholders shall nevertheless be entitled to every remedy provided by the Act (subject to the rights of the Bank). It is further intended that, insofar as lawfully possible, the provisions of this Article shall apply to and be binding upon any trustee or receiver appointed under the Act.

         Section 11.14. TRUSTEE'S OBLIGATION UPON PAYMENT OF ALL AMOUNTS DUE BONDHOLDERS. Once the principal or redemption price (as the case may be) of, and interest on, all Bonds issued hereunder has been paid, or provision has been made for payment of the same and any tender purchase price payable pursuant to
Article IV, the Trustee's sole obligation hereunder shall be to promptly assign and turn over to the Bank, as subrogee or otherwise, all of the Trustee's right, title and interest under this Indenture, all balances held hereunder not required for the payment of the Bonds (except the Rebate Fund) and the Trustee's right, title and interest in, to and under the Financing Agreement.


                                  ARTICLE XII
                                  The Trustee
                                  -----------

         Section 12.01. ACCEPTANCE OF TRUST. The Trustee accepts and agrees to execute the trusts hereby created, but only upon the additional terms set forth in this Article, to all of which the parties hereto and the Bondholders agree. No duties or obligations other than as set forth in this Article shall be implied to the Trustee, and the right of the Trustee to perform any discretionary act shall not be construed as a duty.

         No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of its rights or powers, if it shall determine in its sole discretion that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. The Trustee shall have no obligation to the Owners of Bonds for the payment of interest or premium, if any, on or principal or purchase price of the Bonds, but rather, the Trustee's sole obligations are to administer, for the benefit of the Owners of the Bonds and the Company, the various accounts established under the Indenture and to pay over to the Owners moneys deposited therein.

         Section 12.02. NO RESPONSIBILITY FOR RECITALS, ETC. The recitals, statements and representations in the Indenture or in the Bonds, save only the Tender Agent's Certificate of Authentication upon the Bonds, have been made by the Issuer and not by the Trustee; and the Trustee shall be under no responsibility for the correctness thereof. The Trustee shall not be responsible for the validity, priority, recording or filing of this Indenture, the Financing Agreement or any financing statements, amendments thereto or continuation statements, or for insuring the Project Facilities or collecting any insurance moneys, or for the validity of the execution by the Issuer of this Indenture or of any supplements thereto or instruments of further assurance, or for the sufficiency of the security for the Bonds issued hereunder or intended to be secured hereby, or for the value or title of the Project Facilities or as to the maintenance of the security hereof, except as otherwise provided in Section 10.06.

         Section 12.03. TRUSTEE MAY ACT THROUGH AGENTS; ANSWERABLE ONLY FOR WILLFUL MISCONDUCT OR GROSS NEGLIGENCE. The Trustee may exercise any powers hereunder and perform any duties required of it through attorneys, agents, officers or employees, and shall be entitled to advice of Counsel concerning all questions hereunder. The Trustee shall not be responsible for any loss or damage resulting from any action or inaction taken in good faith in reliance upon an opinion of Counsel. Except as otherwise provided herein, the Trustee shall not be answerable for the exercise of any discretion or power under this Indenture nor for anything whatever in connection with the trust hereunder, except only its own willful misconduct or gross negligence. Without limiting the generality of the foregoing, the Trustee shall have no liability for any act or omission to act of any separate or co-trustee appointed pursuant to this Article XII.

         Section 12.04. COMPENSATION AND INDEMNITY. Pursuant to Sections 5.3 and
5.5 of the Financing Agreement, the Issuer shall cause the Company (i) to pay the Trustee reasonable compensation for its services hereunder (as set forth in a letter of even date herewith from the Trustee to the Company and accepted by the Company), and also all its reasonable expenses and disbursements, including reasonable compensation for all attorneys and agents engaged by it (provided that the Company will pay any fees agreed upon between the Company and any Co-Trustee appointed by the Trustee pursuant to Section 12.19 directly to such Co-Trustee), and (ii) to indemnify the Trustee, including its officers, directors, employees and agents, against liabilities which it may incur in the exercise and performance of its powers and duties hereunder, except with respect to its willful misconduct or gross negligence. The foregoing indemnity shall survive (i) the resignation or removal of the Trustee hereunder, (ii) the termination of this Indenture, and (iii) the payment in full of all Bonds.

         Section 12.05. NOTICE OF DEFAULT; RIGHT TO INVESTIGATE. The Trustee shall, within 30 days after the occurrence thereof, give written notice by first class mail to the Bank and the registered owners of the Bonds of all defaults known to the Trustee, unless such defaults have been remedied (the term "defaults" for purpose of this Section and Section 12.06 being defined to include the events specified in clauses A through G of Section 11.01, not including any notice or periods of grace provided for therein); provided that, in the case of a default under clause D or E of Section 11.01, the Trustee may withhold such notice so long as it determines that such withholding does not adversely affect the interests of the Bondholders or the Bank. The Trustee shall not be deemed to have notice of any default under clause D or E of Section 11.01 unless notified in writing of such default by Owners of at least a majority in principal amount of all Bonds then Outstanding. The Trustee may, however, at any time require of the Issuer full information as to the performance of any covenant hereunder; and, if information satisfactory to it is not forthcoming, the Trustee may make or cause to be made, at the expense of the Company, an investigation into the affairs of the Issuer related to this Indenture. Nothing in this Section shall limit the Trustee's obligation under Section 11.02 to declare the principal of all Bonds, together with interest accrued thereon, immediately due and payable when required by the terms of such Section.

         Section 12.06. OBLIGATION TO ACT ON DEFAULTS. If any Event of Default shall have occurred and be continuing, the Trustee shall exercise such of the rights and remedies vested in it by this Indenture and shall use the same degree of care in their exercise as a prudent man would exercise or use in the circumstances in the conduct of his own affairs; provided that if in the opinion of the Trustee such action may tend to involve expense or liability, it shall not be obligated to take such action unless it is furnished with indemnity satisfactory to it. Nothing in this Section shall limit the Trustee's obligation to cause a draw on the Letter of Credit when required by the terms of Section 11.02.

         Section 12.07. RELIANCE; EVIDENCE. The Trustee may act on any requisition, resolution, notice, telegram, request, consent, waiver, certificate, statement, affidavit, voucher, bond, opinion of Counsel or other paper or document which it in good faith believes to be genuine and to have been passed or signed by the proper persons or to have been prepared and furnished pursuant to any of the provisions of this Indenture, or any certificate purportedly signed by a duly authorized representative of the Issuer, the Company, the Bank, the Tender Agent or any separate or co-trustee appointed pursuant to this Article XII; and the Trustee shall be under no duty to make any investigation as to any statement contained in any such instrument, but may accept the same as conclusive evidence of the accuracy of such statement. The Trustee may in its discretion, but shall not be obligated to, demand such further evidence of the occurrence or non-occurrence of an event, condition or fact as it deems necessary or advisable before releasing any property or taking or omitting to take any other action under this Indenture.

         Section 12.08. TRUSTEE MAY DEAL IN BONDS. The Trustee may in good faith buy, sell, own, hold and deal in any of the Bonds and may join in any action which any Bondholders may be entitled to take with like effect as if the Trustee were not a party to this Indenture. The Trustee may be, or be affiliated with, the Tender Agent, the Remarketing Agent and the Bank. The Trustee may also engage in or be interested in any financial or other transaction with the Issuer, the Company or any related party; provided that if the Trustee determines that any such relation is in conflict with its duties under this Indenture, it shall eliminate the conflict or resign as Trustee.

         Section 12.09. ALLOWANCE OF INTEREST. Upon request of the Issuer or the Company, the Trustee shall, to the extent permitted by law, allow interest upon any moneys which it holds under the Indenture at such rate as it customarily allows upon funds deposited under similar conditions. Except as the Trustee may agree with the Company or the Issuer with the consent of the Company, the Trustee shall not be liable for interest on any cash held by it.

         Section 12.10. CONSTRUCTION OF AMBIGUOUS PROVISIONS. The Trustee may construe any ambiguous or inconsistent provisions of the Indenture, and any construction by the Trustee shall be binding upon the Bondholders.

         Section 12.11. RESIGNATION OF TRUSTEE. The Trustee may resign and be discharged of the trusts created by the Indenture by written resignation filed with the Issuer (and a copy to the Company and the Bank) not less than 60 days before the date when it is to take effect; provided notice of such resignation is mailed to the Owners of the Bonds and to Moody's (if the Bonds are then rated by Moody's) and to S & P (if the Bonds are then rated by S & P) not less than three weeks prior to the date when the resignation is to take effect. Such resignation shall take effect only upon the appointment of a successor trustee.

         Section 12.12. REMOVAL OF TRUSTEE. Any Trustee hereunder may be removed at any time by an instrument appointing a successor to the Trustee so removed, executed by Owners of a majority in principal amount of the Bonds then Outstanding and filed with the Trustee and the Issuer. Such removal shall take effect only upon the appointment of a successor trustee.

         Section 12.13. APPOINTMENT OF SUCCESSOR TRUSTEE. If the Trustee or any successor trustee resigns or is removed or dissolved, or if its property or business is taken under the control of any state or federal court or administrative body, a vacancy shall forthwith exist in the office of the Trustee, and the Issuer at direction of the Company shall appoint a successor and shall mail notice of such appointment to the Owners of the

Bonds and to Moody's (if the' Bonds are then rated by Moody's) and S & P (if the Bonds are then rated by S & P). If the Issuer fails to make such appointment promptly, the Owners of a majority in principal amount of the Bonds then Outstanding may do so.

         Section 12.14. QUALIFICATION OF SUCCESSOR TRUSTEE. Any successor trustee shall be a national banking association with trust powers or a bank and trust company or a trust company having capital and surplus of at least $50,000,000, if there be one able and willing to accept the trust on reasonable and customary terms.

         Section 12.15. INSTRUMENTS OF SUCCESSION. Any successor trustee shall execute, acknowledge and deliver to the Issuer an instrument accepting such appointment hereunder; and thereupon such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, trusts, duties and obligations of its predecessor in the trust hereunder, with like effect as if originally named Trustee herein. The Trustee ceasing to act hereunder shall pay over to the successor trustee all moneys held by it hereunder; and, upon request of the successor trustee, the Trustee ceasing to act and the Issuer shall execute and deliver an instrument transferring to the successor trustee all the estates, properties, rights, powers and trusts hereunder of the Trustee ceasing to act.

         Section 12.16. MERGER OF TRUSTEE. Any corporation into which any Trustee hereunder may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which any Trustee hereunder shall be a party, shall be the successor trustee under the Indenture, without the execution or filing of any paper or any further act on the part of the parties hereto, anything herein to the contrary notwithstanding.

         Section 12.17. FUNDS HELD IN TRUST. All moneys received by the Trustee shall, until used, applied or invested as herein provided, be held in trust for the purposes for which they were received but need not be segregated from other funds, except to the extent required by law or by this Indenture.

         Section 12.18. INTERVENTION BY TRUSTEE. The Trustee may intervene, and upon the written request of Owners of at least a Majority in aggregate principal amount of Bonds then Outstanding and receipt of indemnity satisfactory to the Trustee shall intervene, on behalf of Bondholders in any judicial proceeding to which the Issuer or the Company is a party and which in the opinion of the Trustee and its attorneys has a substantial bearing on the interests of holders of the Bonds. The rights and obligations of the Trustee under this Section are subject to the approval of a court of competent jurisdiction.

         Section 12.19. APPOINTMENT OF CO-TRUSTEE. It is the purpose of this Indenture that there shall be no violation of the law of any jurisdiction (including particularly the law of the State) denying or restricting the right of banking corporations or associations to transact business as trustee in such jurisdiction. It is recognized that in case of litigation under this Indenture, the Financing Agreement or the Letter of Credit, and in particular in case of the enforcement thereof on any default or Event of Default, or in the case the Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein granted to the Trustee or hold title to the properties, in trust, as herein granted, or take any action which may be desirable or necessary in connection therewith, it may be necessary that the Trustee appoint an additional individual or institution as a separate or co-trustee. The following provisions of this Section are adapted to these ends.

         The Trustee is hereby authorized to appoint one or more separate or co-trustees if the Trustee deems it advisable or necessary under the circumstances, including but not limited to the circumstances described in the immediately preceding paragraph. In the event that the Trustee appoints an additional individual or institution as a separate or co-trustee, each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be exercised by or vested in or conveyed to the Trustee with respect thereto shall be exercisable by and vest in such separate or co-trustee but only to the extent necessary to enable such separate or co-trustee to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such separate or co-trustee shall run to and be enforceable by either of them.

         Should any instrument in writing from the Issuer be required by the separate or co-trustee so appointed by the Trustee for more fully and certainly vesting in and confirming to him or it such properties, rights, powers, trusts, duties and obligations, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer. In case any separate or co-trustee or a successor to either shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate or co-trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a new trustee or successor to such separate or co-trustee.

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                                  ARTICLE XIII
                                The Tender Agent
                                ----------------

         Section 13.01. APPOINTMENT, CAPACITIES AND DUTIES. The Issuer shall appoint the Tender Agent for the purpose of acting as paying agent, Bond registrar, transfer agent, authenticating agent, tender agent and the beneficiary of the Letter of Credit, as provided by this Indenture, provided that in its capacities as authenticating agent, tender agent and beneficiary of the Letter of Credit, the Tender Agent shall act as agent for the Trustee. The Tender Agent shall be a national banking association, a bank and trust company or a trust company. The Issuer hereby appoints Dai-Ichi Kangyo Trust Company of New York, as Tender Agent and designates the Principal Office of the Tender Agent as a place of payment, such appointment and designation to remain in effect until notice of change pursuant to this Article is filed with the Trustee. The Tender Agent shall act as paying agent, Bond registrar, transfer agent, authenticating agent and tender agent as provided in this Indenture. In its capacities as authenticating agent, tender agent and the beneficiary of the Letter of Credit, the Tender Agent is acting as agent for the Trustee. The Tender Agent shall signify its acceptance of the duties and obligations imposed upon it hereunder by its written instrument of acceptance addressed to the Issuer, the Trustee and the Company and delivered to such persons and to the Trustee, the Remarketing Agent and the Bank, under which the Tender Agent shall agree to:

         (a) hold all sums delivered to it by the Trustee (or the Bank under the Letter of Credit) for the payment of principal or redemption price of, premium, if any, and interest on the Bonds in trust for the benefit of the respective Owners until such sums shall be paid to such Owners or otherwise disposed of as herein provided;

         (b) hold all Bonds tendered to it hereunder in trust for the benefit of the respective Owners until moneys representing the purchase price of such Bonds shall have been delivered to or for the account of or to the order of such Owners;

         (c) hold all moneys delivered to it hereunder for the purchase of Bonds in trust for the benefit of the person which shall have so delivered such moneys until the Bonds purchased with such moneys shall have been delivered to or for the account of such person; and

         (d) act as pledge agent for the Bank with respect to Custody Bonds; and

         (e) keep such books and records as shall be consistent with prudent industry practice and make such books and records available for inspection by the Trustee, the Remarketing Agent, the Issuer, the Company and the Bank at all reasonable times.

         Section 13.02. TENDER AGENT MAY ACT THROUGH AGENTS; ANSWERABLE ONLY FOR WILLFUL MISCONDUCT OR GROSS NEGLIGENCE. The Tender Agent may exercise any powers hereunder and perform any duties required of it through attorneys, agents, officers or employees, and shall be entitled to advice of Counsel concerning all questions hereunder. The Tender Agent shall not be responsible for any loss or damage resulting from any action or inaction taken in good faith in reliance upon an opinion of Counsel. The Tender Agent shall not be answerable for the exercise of any discretion or power under this Indenture, except only its own willful misconduct or gross negligence.

         Section 13.03. COMPENSATION AND INDEMNITY. Pursuant to Sections 5.3 and
5.5 of the Financing Agreement, the Issuer shall cause the Company (i) to pay the Tender Agent reasonable compensation for its services hereunder, and also all its reasonable expenses and disbursements, including reasonable compensation for all attorneys and agents engaged by it, and (ii) to indemnify the Tender Agent, including its officers, directors, employees and agents, against liabilities which it may incur in the exercise and performance of its powers and duties hereunder, except with respect to its willful misconduct or gross negligence.

         Section 13.04. RELIANCE. The Tender Agent may act on any requisition, resolution, notice, telegram, request, consent, waiver, certificate, statement, affidavit, voucher, bond, opinion of Counsel or other paper or document which it in good faith believes to be genuine and to have been passed or signed by the proper persons or to have been prepared and furnished pursuant to any of the provisions of this Indenture; and the Tender Agent shall be under no duty to make any investigation as to any statement contained in any such instrument, but may accept the same as conclusive evidence of the accuracy of such statement.

         Section 13.05. TENDER AGENT MAY DEAL IN BONDS. The Tender Agent may in good faith buy, sell, own, hold and deal in any of the Bonds and may join in any action which any Bondholders may be entitled to take. The Tender Agent may be, or be affiliated with, the Trustee, the Remarketing Agent and the Bank. The Tender Agent may also engage in or be interested in any financial or other transaction with the Issuer, the Company or any related party; provided that if the Tender Agent determines that any such relation is in conflict with its duties under this Indenture, it shall eliminate the conflict or resign as Tender Agent.

         Section 13.06. REMOVAL OR RESIGNATION OF TENDER AGENT. The Issuer, at the direction of the Company, may discharge the

Tender Agent from time to time and appoint a successor. The Issuer, at the direction of the Company, shall also designate a successor if the Tender Agent resigns or becomes ineligible. If no Event of Default under the Financing Agreement has occurred and is continuing, the Company may, with the written consent of the Bank, remove the Tender Agent and appoint a successor by an instrument filed with the Trustee, the Remarketing Agent, the Bank and the Issuer. The Tender Agent may resign by giving at least 60 days written notice to the Trustee, the Remarketing Agent, the Company and the Bank. Each successor Tender Agent shall be a bank or trust company having a capital and surplus of not less than $50,000,000, shall be registered as a transfer agent with the Securities and Exchange Commission, and shall be capable of performing the duties prescribed for it herein. The Tender Agent may but need not be the same person as the Trustee. The Issuer shall direct the Trustee to give notice of the appointment of a successor Tender Agent in writing fifteen days prior to such appointment taking effect to each Owner, as well as to Moody's (if the Bonds are then rated by Moody's) and S & P (if the Bonds are then rated by S & P). The Trustee will promptly certify to the Issuer that it has mailed such notice to all Owners and such certificate will be conclusive evidence that such notice was given in the manner required hereby. In the event of the resignation or removal of the Tender Agent, the Tender Agent shall pay over, assign and deliver any moneys and Bonds, including unauthenticated Bonds, held by it and the Bond Register maintained by it in such capacity to its successor, and shall take all necessary action to cause the Letter of Credit to be transferred to its successor as of the effective date of such succession. Such resignation or removal shall take effect only upon the appointment of a successor Tender Agent.

         Section 13.07. SUCCESSOR TENDER AGENTS. Any corporation, association, partnership or firm which succeeds to the business of the Tender Agent as a whole or substantially as a whole, whether by sale, merger, consolidation or otherwise, shall thereby become vested with all the property, rights and powers of such Tender Agent under this Indenture. In case any Bonds shall have been authenticated, but not delivered, by the Tender Agent then in office, any successor by merger, conversion or consolidation to such authenticating Tender Agent may adopt such authentication and deliver the Bonds, so authenticated with the same effect as if such successor Tender Agent had itself authenticated such Bonds. In the event that the Tender Agent shall resign or be removed, or be dissolved, or if the property or affairs of the Tender Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, and the Issuer shall not have appointed its successor, the Trustee shall ipso facto be deemed to be the successor Tender Agent for all purposes until another successor is appointed.

         Section 13.08. NOTICE TO TRUSTEE. The Tender Agent shall immediately notify the Trustee upon receiving notice from the Bank pursuant to Sections 11.01(F) and 11.01(G).

                                  ARTICLE XIV
                             The Remarketing Agent
                             ---------------------

         Section 14.01. APPOINTMENT. The Issuer hereby appoints Manufacturers Hanover Securities Corporation, a New York corporation, as Remarketing Agent under this Indenture. The Remarketing Agent and any successor Remarketing Agent, by written instrument delivered to the Issuer, the Trustee, the Tender Agent and the Company, shall accept the duties and obligations imposed on it under this Indenture.

         Section 14.02. DUTIES. In addition to the other obligations imposed on the Remarketing Agent hereunder, the Remarketing Agent shall agree to:

         (i) hold all Bonds delivered to it by the Tender Agent hereunder for delivery to the Owners thereof;

         (ii) hold all moneys representing the purchase price of Bonds for delivery to the Tender Agent pursuant hereto for the benefit of the persons entitled to receive the payment of such purchase price; and

         (iii) keep such books and records as shall be consistent with prudent industry practice and make such books and records available for inspection by the Issuer, the Trustee, the Tender Agent and the Company at all reasonable times.

         Section 14.03. QUALIFICATION. The Remarketing Agent shall at all times be registered as a Municipal Securities Dealer under the Securities Exchange Act of 1934, as amended, and authorized by law to perform its obligations hereunder; and the Remarketing Agent or its parent corporation shall have net capital of at least $50,000,000 and a rating assigned to its long-term unsecured debt by Moody's at least equal to "Baa3" if the Bonds are then rated by Moody's, or by S & P at least equal to "BBB-" if the Bonds are then rated by S & P.

         Section 14.04. RESIGNATION; REMOVAL. If at any time the Remarketing Agent is unable or unwilling to act as, Remarketing Agent, the Remarketing Agent, upon 60 days prior written notice to the Issuer, the Trustee, the Tender Agent, the Bank and the Company, may resign. The Remarketing Agent may be removed at any time by the Issuer for any reason or upon the direction of the Company upon 30 days written notice delivered to the Trustee, the Tender Agent, the Remarketing Agent and the Bank; provided that, if the Issuer fails to deliver such notice within 10 days of the date the Company delivers to the Issuer a written direction to do so (with copies to the Remarketing Agent, the Trustee, the Tender Agent and the Bank), then such written notice may be signed and delivered by the Company on its own behalf and an agent for the Issuer. Upon resignation or removal of the Remarketing Agent, the Issuer, at the direction of the Company, shall appoint a successor Remarketing Agent meeting the qualifications of Section 14.03. Upon the resignation or removal of the Remarketing Agent, the Remarketing Agent shall pay over, assign and deliver any moneys and Bonds held by it in trust pursuant to Section 14.02 to its successor. In the event that the Issuer shall fail to appoint a successor Remarketing Agent, upon the resignation or removal of the Remarketing Agent or upon its dissolution, insolvency or bankruptcy, the Trustee shall promptly appoint a Remarketing Agent at the direction of the Company.

         Section 14.05. NOTICES. The Trustee shall, within 30 days of the resignation or removal of the Remarketing Agent or the appointment of a successor Remarketing Agent, give notice thereof by mail to each Owner and to Moody's (if the Bonds are then rated by Moody's) and S & P (if the Bonds are then rated by S & P).


                                   ARTICLE XV
              Acts of Bondholders; Evidence of Ownership of Bonds
              ---------------------------------------------------

         Section 15.01. ACTS OF BONDHOLDERS; EVIDENCE OF OWNERSHIP OF BONDS. Any action to be taken by Bondholders may be evidenced by one or more concurrent written instruments of similar tenor signed or executed by such Bondholders in person or by agent appointed in writing. The fact and date of the execution by any person of any such instrument may be proved by acknowledgment before a notary public or other officer empowered to take acknowledgments or by an affidavit of a witness to such execution. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Trustee or the Tender Agent deems sufficient. The ownership of Bonds shall be proved by the Bond Register. Any action by the owner of any Bond shall bind all future owners of the same Bond in respect of anything done or suffered by the Issuer, the Trustee or the Tender Agent in pursuance thereof.

                                  ARTICLE XVI
                           Amendments and Supplements
                           --------------------------

         Section 16.01. AMENDMENTS AND SUPPLEMENTS WITHOUT BONDHOLDERS' CONSENT. This Indenture may be amended or supplemented at any time and from time to time, without the consent of the Bondholders, by a supplemental indenture authorized by a resolution of the Issuer filed with the Trustee for one or more of the following purposes:

         (a) to cure any formal defect, omission, inconsistency or ambiguity in this Indenture;

         (b) to add covenants and agreements of the Issuer in this Indenture, or to surrender any right or power reserved or conferred upon the Issuer, and which is not materially adverse to the interests of the Bondholders;

         (c) to confirm, as further assurance, any pledge of or lien on the Revenues of the Issuer from the Financing Agreement or of any other moneys, securities or funds subject to the lien of this Indenture;

         (d) to comply with the requirements of the Trust Indenture Act of 1939, as amended;

         (e) to modify, alter, amend or supplement this Indenture in any other respect which in the judgment of the Trustee is not materially adverse to the interests of the Bondholders;

         (f) to implement the Fixed Rate or to evidence or give effect to the delivery of a replacement Letter of Credit; and

         (g) to make any other change required by Moody's or S & P as a condition of rating the Bonds, provided such change is not materially adverse to the interests of the Bondholders.

Before the Issuer and the Trustee shall enter into any supplemental indenture pursuant to this Section, there shall have been delivered to the Trustee, the Tender Agent, the Issuer, the Company and the Bank an opinion of nationally recognized bond counsel stating that such supplemental indenture is authorized or permitted by this Indenture and the Act, complies with their respective terms, will, upon the execution and delivery thereof, be valid and binding upon the Issuer in accordance with its terms and will not adversely affect the exemption from federal income taxation of interest on the Bonds.

         Section 16.02. AMENDMENTS AND SUPPLEMENTS WITH BONDHOLDERS' CONSENT. This Indenture may be amended or supplemented from time to time, except with respect to (1) the principal or redemption price or interest payable upon any Bonds, (2) the Interest Payment Dates, the dates of maturity or the redemption or purchase provisions of any Bonds, and (3) this Article XVI, by a supplemental indenture consented to by the Company and approved by Owners of a Majority in aggregate principal amount of the Bonds then Outstanding. This Indenture may be amended with respect to the matters enumerated in clauses (1) to (3) of the preceding sentence only with the unanimous consent of all Bondholders. Before the Issuer and the Trustee may enter into such supplemental indenture, there shall have first been delivered to the Trustee (i) the required consents, in writing, of Bondholders and (ii) a Favorable Opinion stating that such supplemental indenture is authorized or permitted by this Indenture and the Act, complies with their respective terms and, upon the execution and delivery thereof, will be valid and binding upon the Issuer in accordance with its terms and will not adversely affect the exemption from federal income taxation of interest on the Bonds.

         Section 16.03. AMENDMENT OF FINANCING AGREEMENT. If the Issuer and the Company propose to amend the Financing Agreement, the Trustee may consent thereto; provided that if such proposal would amend the Financing Agreement in such a way as would materially adversely affect the interests of the Bondholders, the Trustee shall notify Bondholders of the proposed amendment and may consent thereto with the consent of Owners of a majority in aggregate principal amount of the Bonds then Outstanding; provided that no amendment shall be consented to by the Trustee without the unanimous consent of all Bondholders which would (1) decrease the amounts payable under the Financing Agreement, (2) change the date of payment or prepayment provisions under the Financing Agreement, or (3) change any provisions with respect to amendment. Before the Issuer shall enter into, and the Trustee shall consent to, any modification, alteration, amendment or supplement to the Financing Agreement, pursuant to this Section, there shall have been delivered to the Issuer and the Trustee a Favorable Opinion.

         Section 16.04. AMENDMENT OF LETTER OF CREDIT. If the Bank proposes to amend the Letter of Credit, the Tender Agent may consent thereto, provided that
(i) if such proposal would amend the Letter of Credit in such a way as would materially adversely affect the interests of the Bondholders, the Tender Agent shall notify the Bondholders of the proposed amendment and may consent thereto only with the prior written consent of Owners of a majority in aggregate principal amount of the Bonds then Outstanding; and (ii) that the Tender Agent shall not, without the unanimous consent of all Bondholders, consent to any amendment which would decrease the amounts payable under the Letter of Credit in respect of Outstanding Bonds on any Interest Payment Date or on the date of redemption, acceleration, payment at maturity or purchase of the Bonds, or advance the stated expiration date of the Letter of Credit to an earlier date; no consent of the Bondholders shall be required for amendments to the Letter of Credit which are provided for and contemplated by this Indenture,

         Section 16.05. TRUSTEE AUTHORIZED TO JOIN IN AMENDMENTS AND SUPPLEMENTS; RELIANCE ON COUNSEL. The Trustee is authorized to join with the Issuer in the execution and delivery of any supplemental indenture or amendment permitted by this Article and in so doing shall be fully protected by an opinion of Counsel that such supplemental indenture or amendment is so permitted and has been duly authorized by the Issuer and that all things necessary to make it a valid and binding agreement have been done.

         Section 16.06. BANK CONSENT. Notwithstanding anything herein contained, so long as a Letter of Credit is held by the Tender Agent, no amendment shall be made to the Indenture or the Financing Agreement without the prior written consent of the Bank.

         Section 16.07. NOTICE TO RATING AGENCIES. The Trustee shall promptly notify Moody's (if the Bonds are then rated by Moody's) and S & P (if the Bonds are then rated by S & P) of any material amendment or supplement to this Indenture (except for amendments or supplements pursuant to Section 16.01 hereof), the Financing Agreement, the Remarketing Agreement or the Letter of Credit.


                                  ARTICLE XVII
                                   Defeasance
                                   ----------

         Section 17.01. DEFEASANCE. When the principal or redemption price (as the case may be) of, and interest on, all Bonds issued hereunder have been paid, or provision has been made for payment of the same and any tender purchase price payable pursuant to Article IV, together with the compensation and expenses of the Trustee and the Tender Agent and all other sums payable hereunder by the Issuer, the right, title and interest of the Trustee in the Trust Estate shall thereupon cease and the Trustee, on demand of the Issuer, shall release this Indenture and shall execute such documents to evidence such release as may be reasonably required by the Issuer and shall turn over, and direct the Tender Agent to turn over, to the Company or to such person, body or authority as may be entitled to receive the same all balances then held by it or the Tender Agent hereunder not required for the payment of the Bonds and such other sums; provided that in the event there has been a drawing under the Letter of Credit for which the Bank has not been fully reimbursed pursuant to the Reimbursement Agreement or any other obligations are then due and owing to the Bank under the Reimbursement

Agreement, the Trustee and the Tender Agent shall assign and turn over to the Bank, as subrogee or otherwise, all of the Trustee's right, title and interest under this Indenture, all balances held hereunder not required for the payment of the Bonds and such other sums and the Trustee's right, title and interest in, to and under the Financing Agreement and any other property comprising the Trust Estate. If payment or provision therefor is made with respect to less than all of the Bonds, the particular Bonds (or portion thereof) for which provision for payment shall have been considered made shall be selected by lot by the Tender Agent, and thereupon the Trustee shall take similar action for the release of this Indenture with respect to such Bonds.

        Section 17.02.  PROVISION FOR PAYMENT.

         (a) Provision for the payment of Bonds shall be deemed to have been made when the Trustee and the Tender Agent hold in the Bond Fund (i) cash in an amount sufficient to make all payments (including principal, premium, if any, interest and tender purchase price payments, if any) specified above with respect to such Bonds, or (ii) noncallable, direct obligations issued by the United States of America, maturing on or before the date or dates when the payments specified above shall become due, the principal amount of which and the interest thereon, when due, is or will be, in the aggregate, sufficient without reinvestment to make all such payments, or (iii) any combination of cash and such obligations the amounts of which and interest thereon, when due, are or will be, in the aggregate, sufficient without reinvestment to make all such payments; provided that (1) such amount on deposit shall be deemed sufficient only if (A) it provides for payment of interest on any Bonds, the interest rate on which may vary, at the maximum rate then applicable thereto and the Issuer shall have surrendered any power hereunder to thereafter change the maximum rate applicable to such Bonds, or (B) the Fixed Rate Conversion Date has occurred and the amount is sufficient for the payment of any Bonds at the Fixed Rate; (2) the Trustee shall have received an opinion of Bond Counsel to the effect that a deposit of obligations described in clause (ii) or (iii) above will not affect the tax-exempt status of the interest on any of the Bonds or cause any of the Bonds to be classified as "arbitrage bonds" within the meaning of Section 148 of the Code and (3) so long as a Letter of Credit is held by the Tender Agent, provision for payment of Bonds shall be deemed to be made only if (x) the Trustee and the Tender Agent hold in the Bond Fund cash constituting Available Moneys and/or such obligations purchased with Available Moneys for payment of such Bonds pursuant to Section 6.02(b) in amounts sufficient to make all payments specified above with respect to such Bonds, and (y) if provision is to be made for the payment of less than 100% of the Bonds Outstanding, the Trustee shall have received written confirmation from S & P (if the Bonds are then rated by S & P) or Moody's (if the Bonds are then rated by Moody's) that any ratings on the Bonds for which payment provision is not to be made will remain unaffected by such provision.

         (b) Neither the moneys nor the obligations deposited shall be withdrawn or used for any purpose other than, and such obligations and moneys shall be segregated and held in trust for, the payment of the principal or redemption price of, premium, if any, on and interest on, the Bonds (or portions thereof) to be no longer entitled to the lien of this Indenture, or for the payment of the purchase price of such Bonds in accordance with Article IV; provided that, prior to the Fixed Rate Conversion Date, such moneys, if not then needed for such purpose, shall, to the extent practicable, be invested and reinvested in direct obligations issued by the United States of America maturing on or prior to the earlier of (i) the date moneys may be required for the purchase of Bonds pursuant to Article IV and (ii) the Interest Payment Date next succeeding the date of investment or reinvestment.

         (c) Whenever moneys or obligations shall be deposited with the Trustee or the Tender Agent for the payment or redemption of Bonds more than 60 days prior to the date that such Bonds are to mature or be redeemed, the Tender Agent shall mail a notice to the Owners of Bonds for the payment of which such moneys or obligations are being held at their registered addresses stating that such moneys or obligations have been deposited; such notice shall also be sent by the Tender Agent to Moody's and S & P (if the Bonds are then rated by such rating agency). Notwithstanding the foregoing, no delivery to the Trustee under this Section shall be deemed a payment of any Bonds which are to be redeemed prior to their stated maturity until such Bonds shall have been irrevocably called or designated for redemption on a date thereafter on which such Bonds may be redeemed in accordance with the provisions of this Indenture and proper notice of such redemption shall have been given in accordance with Article IX or the Issuer shall have given the Trustee and the Tender Agent, in form satisfactory to the Trustee and the Tender Agent, irrevocable instructions to give, in the manner and at the times prescribed by Article IX, notice of redemption.

                                 ARTICLE XVIII
                            Miscellaneous Provisions
                            ------------------------

         Section 18.01. NO PERSONAL RECOURSE. This Indenture does not pledge the general credit nor the taxing power of the Commonwealth of Kentucky or the County of Carroll. The liability of the undersigned shall be limited to the proceeds resulting from the lease of the Project Facilities and the rents, issues and profits therefrom.

         No covenant or agreement contained in this Indenture shall be deemed to be the covenant or agreement of any member, officer, attorney, agent or employee of the Issuer in an individual capacity. No recourse shall be had for the payment of the principal, the interest thereon, or the premium, if any, payable upon the redemption of this Indenture or any claim based thereon against any officer, member, agent, attorney or employee of the Issuer past, present or future, or its successors or assigns, as such, either directly or through the Issuer, or any such successor corporation, whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all of such liability of such members, officers, agents, attorneys or employees being hereby released as a condition of and as a consideration for the execution and delivery of this Indenture.

         Section 18.02. NO RIGHTS CONFERRED ON OTHERS. Except as provided in
Section 18.09, nothing herein contained shall confer any right upon any person other than the parties hereto and the Owners of the Bonds.

         Section 18.03. ILLEGAL, ETC. PROVISIONS DISREGARDED. In case any provision in this Indenture or the Bonds shall for any reason be held invalid, illegal or unenforceable in any respect, this Indenture shall be construed as if such provision had never been contained herein.

         Section 18.04. NOTICES. All notices and other communications provided for hereunder shall be in writing and sent by United States certified or registered mail, return receipt requested, or by telegraph, telex, telecopier or private delivery service or personal service, addressed as follows:

        If to the Issuer:

        County of Carroll, Kentucky
        County Courthouse
        Carrollton, Kentucky  40008
        Attention:  County Judge/Executive


        If to the Trustee or the Tender Agent:

        Dai-Ichi Kangyo Trust Company of New York
        One World Trade Center
        Suite 5031
        New York, New York  10048
        Attention:  Corporate Trust Department

        If to the Remarketing Agent:

        Manufacturers Hanover Securities Corporation
        270 Park Avenue, 4th Floor
        New York, New York  10017
        Municipal Sales Department
        Attention:  Brian Sullivan


        If to the Company:

        Kentucky Ladder Company
        93 Werner Road
        Greenville, Pennsylvania  16125
        Attention:  Eric J. Werner, Esquire
                    Corporate Counsel

        If to the Bank:

        The Dai-Ichi Kangyo Bank, Limited, New York Branch
        One World Trade Center
        Suite 4911
        New York, New York  10048
        Attention:  Assistant General Manager
                    Corporate Finance Dept.

        with a copy to: Assistant General Manager,
                        Loan Administration Dept.


Either party hereto and the Tender Agent, the Remarketing Agent, the Company and the Bank may change the address to which notices to it are to be sent by written notice given to the other persons listed in this Section. All notices shall, when mailed as aforesaid, be effective on the date indicated on the return receipt, and all notices given by other means shall be effective when received.

         Section 18.05. SUCCESSORS AND ASSIGNS. All the covenants, promises and agreements in this Indenture contained by or on behalf of the Issuer, or by or on behalf of the Trustee, shall bind and inure to the benefit of their respective successors and assigns, whether so expressed or not.

         Section 18.06. HEADINGS FOR CONVENIENCE ONLY. The descriptive headings in this Indenture are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

         Section 18.07. COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which when so executed and delivered shall be an original; but such counterparts shall together constitute but one and the same instrument.

         Section 18.08. APPLICABLE LAW. This Indenture shall be governed by and construed in accordance with the laws of the State.

         Section 18.09. BANK'S RIGHTS. The Bank is hereby explicitly recognized as a third party beneficiary to this Indenture and shall be entitled to enforce the obligations of the Trustee, the Tender Agent, the Remarketing Agent and the Issuer hereunder. In the event the Letter of Credit shall have terminated without being replaced by another Letter of Credit and the Company shall have paid and performed all of its obligations under the Reimbursement Agreement, and the Letter of Credit shall have been returned to the Bank for cancellation, then no further action with respect to the Letter of Credit or notice to or consent of the Bank shall there after be required under the terms of this Indenture and the Bank shall cease to be a third party beneficiary of this Indenture.

        IN WITNESS WHEREOF, County of Carroll, Kentucky has caused this Indenture to be executed by its County Judge/Executive and its official seal to be hereunto affixed and attested by its County Clerk and Dai-Ichi Kangyo Trust Company of New York has caused this Indenture to be executed by one of its Vice Presidents and its corporate seal to be hereunto affixed and attested by one of its duly authorized officers, all as of the day and year first above written.


(SEAL]                                    COUNTY OF CARROLL, KENTUCKY

Attest  /s/  ?????????                    By  /s/ Harold "Shorty" Tomlinson
       --------------------------             -------------------------------
Title: Carroll County Clerk                Title: County Judge/Executive



[CORPORATE SEAL]                          DAI-ICHI KANGYO TRUST COMPANY
                                          OF NEW YORK


Attest  /s/ ???????????                   By    /s/ ?????????????
      ----------------------------           --------------------------------
Title: Second Vice President              Title: Senior Vice President

COUNTY OF CARROLL          )
                           ): ss.
COMMONWEALTH OF KENTUCKY   )

                On this, the ____ day of _______________, 1990, before me, the undersigned notary public, appeared ______________________, who acknowledged himself (herself) to be the ________________ of COUNTY OF CARROLL, KENTUCKY, and that he (she) as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of said Issuer by himself (herself) as such officer.

                IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                              /s/ Janice Carlton Monk
                                              -------------------------------
                                                      NOTARY PUBLIC

[NOTARIAL SEAL]                                 My Commission Expires:

                                                       12/1/93

COUNTY OF _________     )
                        ) : ss.
STATE OF __________ )   )

                On this, the ____ day of _______________ , 1990, before me, the undersigned notary public, appeared _______________________, who acknowledged himself (herself) to be an authorized officer of DAI-ICHI KANGYO TRUST COMPANY OF NEW YORK, a New York trust company, and that he (she) as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of said association by himself (herself) as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                               -------------------------
                                                    Notary public


[NOTARIAL SEAL]                                My Commission Expires:

This instrument prepared by:


-----------------------------------

Charles R. Brodbeck
COHEN & GRIGSBY, A Professional
   Corporation
2900 CNG Tower
Pittsburgh, PA  15222

COUNTY OF CARROLL              )
                               ) : ss.
COMMONWEALTH OF KENTUCKY       )

        On this, the _____ day of _________________ , 1990, before me, the undersigned notary public, appeared ____________________ , who acknowledged himself (herself) to be the ________________ of COUNTY OF CARROLL, KENTUCKY, and that he (she) as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of said Issuer by himself (herself) as such officer.

        IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                            -----------------------------------
                                                Notary public

[NOTARIAL SEAL]                             My Commission Expires:



COUNTY OF  NEW YORK       )
           --------       ) : ss.
STATE OF   NEW YORK )     )
           --------

        On this, the 19th day of September __, 1990, before me, the undersigned notary public, appeared Ruth H. Sekinger who acknowledged himself (herself) to be an authorized officer of DAI-ICHI KANGYO TRUST COMPANY OF NEW YORK, a New York trust company, and that he (she) as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of said association by himself (herself) as such officer.

        IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                        /s/ Regina Kwawer
                                       -------------------------
                                           Notary public

(NOTARIAL SEAL]                        My Commission Expires:
                                           Regina Kwawer
This instrument prepared by:              Notary Public, State of New York
                                                 No. 41-3688496
/s/ Charles R. Brodbeck                    Qualified In Queens County
----------------------------             Commission Expires Feb. 28, 1992
Charles R. Brodbeck
COHEN & GRIGSBY, A Professional
  Corporation
2900 CNG Tower
Pittsburgh, PA  15222

                                                                       Exhibit A

                                NOTICE OF TENDER

                                   $5,000,000

                          COUNTY OF CARROLL, KENTUCKY
                        VARIABLE RATE DEMAND INDUSTRIAL
                             BUILDING REVENUE BONDS
                       (KENTUCKY LADDER COMPANY PROJECT)

                      DESCRIPTION OF BONDS TO BE TENDERED


        (Please complete the following information. Attach an additional list if necessary.)
                                                Portion of
Name and Address        Serial Numbers of       Principal Amount
of Owner                Bonds                   Tendered
----------------        -----------------       -----------------

                        R-                     $
---------------------   ----------------       -------------------

---------------------
Tender Date:
            ---------

Payment Instructions:
                              --------------------------------------------------
                              --------------------------------------------------
                              --------------------------------------------------


        The undersigned Bondholder of the above-listed Bonds hereby irrevocably demands the purchase of the above-listed Bonds in the Principal Amount(s) Tendered shown above (which Principal Amount(s) Tendered is either the principal amount of such Bond or a whole multiple of $100,000), on the Tender Date specified above.

        The undersigned hereby agrees to deliver the above-listed Bonds to the Tender Agent at its principal office located at One World Trade Center, Suite 5031, New York, New York 10048, Telecopy (212) 912-1039 on or prior to 11:00 a.m. (New York City Time) on the Tender Date with an appropriate endorsement for transfer or accompanied by a bond power endorsed in blank and if such Bond is to be purchased prior to the next succeeding Interest Payment Date and after the Record Date (which is two Business Days prior to such Interest Payment Date), a non-recourse due-bill, for interest due from the preceding Interest Payment Date to the next succeeding Interest Payment Date. Further, the undersigned acknowledges that this Notice of



                                      -A-1-

Tender constitutes (i) an irrevocable offer to sell the Bond (or portion of the Principal Amount thereof) to which this Notice relates on the Tender Date to any purchaser selected by the Remarketing Agent, at a price equal to the principal amount of such Bond (or portion of the Principal Amount thereof) plus any interest thereon accrued and unpaid as of the Tender Date, if the Tender Date is not an Interest Payment Date, (ii) an irrevocable authorization and instruction to the Tender Agent to effect the transfer of such Bond (or portion of the Principal Amount thereof) upon payment of such price to the Tender Agent on the Tender Date, (iii) an irrevocable authorization and instruction to the Tender Agent to effect the exchange of this Bond to be purchased in whole or in part for other Bonds in an equal aggregate principal amount so as to facilitate the sale of such Bond (or portion of the Principal Amount thereof to be purchased), and (iv) an acknowledgment that the Bondholder will have no further rights with respect to such Bond (or portion of the Principal Amount thereof) upon payment of the Tender Price thereof to the Tender Agent on the Tender Date, except for the right of such holder to receive such Tender Price upon surrender of such Bond to the Tender Agent endorsed for transfer in blank, with the appropriate guaranty of signature as the Tender Agent may require.

        Please contact Dai-Ichi Kangyo Trust Company of New York, Tender Agent, telephone (212) 466-6640, or Manufacturers Hanover Securities Corporation, Remarketing Agent, telephone (212) 270-2458, with questions regarding this Notice of Tender.

        Capitalized terms not otherwise defined herein shall have the meanings given such terms in the Trust Indenture under which the above-listed Bonds were issued.

        SIGN HERE


                              Dated:
----------------------------         -------------------------------------------

         (Must be signed by Bondholder exactly as name appears on Bonds or by the attorney of such Bondholder duly authorized in writing by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer or corporation or others acting in a fiduciary or representative capacity, please set forth full title.)










                                      -A-2-

Name(s)
        ------------------------------------------------------------------------
                                 (Please Print)

Capacity
        ------------------------------------------------------------------------

Address
        ------------------------------------------------------------------------
                              (Including Zip Code)

Area Code and Tel. No.
                       ---------------------------------------------------------
Tax Identification Number
                          ------------------------------------------------------









































                                      -A-3-